                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22452
                                                    -----------

                            First Trust Series Fund
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2017
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may
use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE,
Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FIRST TRUST

        First Trust Preferred
        Securities and Income Fund
        -----------------------------------------
        Annual Report
        For the Year Ended
        October 31, 2017

STONEBRIDGE
Advisors LLC


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
First Trust Preferred Securities and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or
Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the Sub-Advisor of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by the Sub-Advisor are just that, informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust Preferred Securities and Income
Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31,
2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016
(Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index")
posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31,
2017, is the second longest in history. While we are optimistic about the U.S.
economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2017 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
FIRST TRUST PREFERRED SECURITIES                NET ASSET
 AND INCOME FUND                               VALUE (NAV)
-----------------------------------------------------------
Class A (FPEAX)                                  $22.39
Class C (FPECX)                                  $22.44
Class F (FPEFX)                                  $22.62
Class I (FPEIX)                                  $22.49
Class R3 (FPERX)                                 $22.35
-----------------------------------------------------------

-----------------------------------------------------------
                                               % OF TOTAL
TOP TEN HOLDINGS                               INVESTMENTS
-----------------------------------------------------------
Liberty Mutual Group, Inc.                         2.2%
Bank of America Corp., Series DD                   2.0
Enel S.p.A.                                        1.9
Farm Credit Bank of Texas, Series 1                1.9
Wells Fargo & Co., Series K                        1.8
Zions Bancorporation, Series J                     1.8
Barclays PLC                                       1.8
Aquarius & Investments PLC for Swiss
   Reinsurance Co., Ltd.                           1.7
Enbridge Energy Partners                           1.7
Credit Agricole S.A.                               1.7
                                                 ------
                                        Total     18.5%
                                                 ======

-----------------------------------------------------------
                                               % OF TOTAL
SECTOR ALLOCATION                              INVESTMENTS
-----------------------------------------------------------
Financials                                        77.3%
Utilities                                          6.1
Energy                                             5.3
Consumer Staples                                   4.0
Real Estate                                        3.9
Industrials                                        2.5
Materials                                          0.5
Telecommunication Services                         0.4
                                                 ------
                                        Total    100.0%
                                                 ======

-----------------------------------------------------------
                                               % OF TOTAL
CREDIT QUALITY(1)                              INVESTMENTS
-----------------------------------------------------------
A+                                                 0.4%
A                                                  2.3
A-                                                 2.3
BBB+                                              12.0
BBB                                               16.5
BBB-                                              20.9
BB+                                               23.3
BB                                                 9.6
BB-                                                6.3
B+                                                 2.5
B                                                  0.1
Not Rated                                          3.8
                                                 ------
                                        Total    100.0%
                                                 ======


------------------------------------------------------------------------------------------------------------------------
                                               CLASS           CLASS           CLASS           CLASS            CLASS
DIVIDEND DISTRIBUTIONS                        A SHARES        C SHARES        F SHARES        I SHARES        R3 SHARES
------------------------------------------------------------------------------------------------------------------------
Current Monthly Distribution per Share(2)     $0.0954         $0.0814         $0.0972         $0.1000          $0.0908
Current Distribution Rate on NAV(3)            5.11%           4.35%           5.16%           5.34%            4.88%


(1)   The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service,
      Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
      BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuer of the underlying securities in the Fund and not the Fund or its shares. Credit ratings are subject to change.

(2)   Most recent distribution paid or declared through 10/31/17. Subject to change in the future.

(3)   Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by
      NAV as of 10/31/2017. Subject to change in the future.


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2017 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the ICE BofAML Fixed Rate Preferred Securities Index,
          the ICE BofAML U.S. Capital Securities Index and the Blended
          Index(a) from 1/11/2011 through 10/31/2017.


            First Trust Preferred       ICE BofAML Fixed Rate       ICE BofAML U.S.
            Securities and Income       Preferred Securities        Capital Securities      Blended
            Fund - Class I Shares       Index ("POP1")              Index ("C0CS")          Index (a)
1/11/11     $10,000                     $10,000                     $10,000                 $10,000
4/30/11      10,393                      10,454                      10,484                  10,469
10/31/11     10,521                      10,521                      10,138                  10,330
4/30/12      11,475                      11,142                      10,861                  11,002
10/31/12     12,398                      11,847                      11,958                  11,903
4/30/13      12,931                      12,288                      12,651                  12,470
10/31/13     11,894                      11,553                      12,711                  12,132
4/30/14      12,715                      12,485                      13,445                  12,965
10/31/14     13,163                      12,992                      13,899                  13,446
4/30/15      13,693                      13,573                      14,391                  13,987
10/31/15     13,862                      13,965                      14,123                  14,056
4/30/16      14,101                      14,480                      14,365                  14,436
10/31/16     15,009                      14,975                      15,157                  15,080
4/30/17      15,572                      15,421                      15,451                  15,451
10/31/17     16,409                      15,959                      16,152                  16,072


(a)   The Blended Index return is 50/50 split between the ICE BofAML Fixed Rate
      Preferred Securities Index and ICE BofAML U.S. Capital Securities Index.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2017
------------------------------------------------------------------------------------------------------------------------------------
                       A SHARES          C SHARES      F SHARES   I SHARES   R3 SHARES  BLENDED         P0P1*            C0CS*
                       Inception        Inception      Inception  Inception  Inception  INDEX*       ICE BofAML        ICE BofAML
                       2/25/2011        2/25/2011      3/2/2011   1/11/2011  3/2/2011                Fixed Rate       U.S. Capital
                                                                                                      Preferred        Securities
                                                                                                 Securities Index(1)    Index(2)
------------------------------------------------------------------------------------------------------------------------------------
                                             W/MAX
                                             1.00%
                             W/MAX         CONTINGENT
                      W/O    4.50%     W/O  DEFERRED      W/O       W/O         W/O       W/O            W/O              W/O
CUMULATIVE           SALES   SALES    SALES  SALES       SALES     SALES       SALES     SALES          SALES            SALES
TOTAL RETURNS       CHARGES  CHARGE  CHARGES CHARGE     CHARGES   CHARGES     CHARGES   CHARGES        CHARGES          CHARGES
1 Year               9.05%   4.15%    8.27%   7.27%      9.27%     9.39%       8.70%     6.58%          6.58%            6.57%

AVERAGE ANNUAL
TOTAL RETURNS
5 Year               5.50%   4.53%    4.72%   4.72%      5.61%     5.79%       5.21%     6.18%          6.14%            6.19%
Since Inception      7.19%   6.45%    6.41%   6.41%      7.36%     7.57%       6.81%     7.22%          7.11%            7.30%

30-Day SEC Yield(3)      4.14%            3.36%          4.45%     4.36%       3.14%      N/A            N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------


* Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor and
Sub-Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The
Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 4.50% for Class A Shares, a contingent deferred sales charge ("CDSC")
of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for
Class C Shares. Class F, Class I and Class R3 Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The Rule
12b-1 service fees are 0.15% of average daily net assets for Class F Shares and combined Rule 12b-1 distribution and service fees are 0.50% of average daily net assets for Class R3 Shares, while Class I Shares do not have these fees. Prior to December 15, 2011, the combined Rule 12b-1 distribution and service fees for
Class R3 Shares were 0.75% of average daily net assets.

(1)   Effective October 22, 2017, the index name changed from BofA Merrill Lynch
      Fixed Rate Preferred Securities Index to ICE BofAML Fixed Rate Preferred
      Securities Index.

(2)   Effective October 22, 2017, the index name changed from BofA Merrill Lynch
      U.S. Capital Securities Index to ICE BofAML U.S. Capital Securities Index.

(3)   30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the fee waiver and/or reimbursement of Fund expenses, which has the effect of lowering the
      Fund's expense ratio and generating a higher yield.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust Preferred Securities and Income Fund (the "Fund"). First Trust is
responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut.
Stonebridge specializes in the management of preferred and hybrid securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CHIEF INVESTMENT OFFICER OF STONEBRIDGE
   ADVISORS LLC
ROBERT WOLF - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER
DANIELLE SALTERS, CFA - VICE PRESIDENT, PORTFOLIO MANAGER AND CREDIT ANALYST

                            ANNUAL REPORT COMMENTARY

MARKET RECAP

The fiscal year ended October 31, 2017 was a period of solid returns for the preferred and hybrid securities markets. The period began with substantial volatility following an increase in interest rates in the fourth quarter of 2016 from the unexpected victory of Donald Trump in the U.S. Presidential election and continued Republican control of the U.S. Congress. Higher rates were also supported by improving economic and employment data, which allowed the Federal
Reserve (the "Fed") to increase short-term interest rates by 0.25% twice during the period. However, risk assets recovered and performed well throughout the last three quarters of the period due to stabilizing long-term interest rates, a flattening yield curve, and significant spread tightening. Contingent capital securities ("CoCos") were the best performing part of the preferred and hybrid securities markets during the period, returning 16.78%. We believe this was due to the improvement in credit quality of European banks (largest issuers of
CoCos), attractive yields and structures compared to U.S. bank tier 1 capital securities, and the increasing investor comfort with the securities and more stable investor base. After initial weakness during the period, the retail preferred securities market was pushed higher by inflows into passive preferred exchange-traded funds ("ETFs"), limited new issuance, and stable rates, which were positive for the fixed for life structures that make up the majority of the retail market. For the fiscal year, the retail market earned 6.58% while the institutional market earned 6.57%, according to the ICE BofAML Fixed Rate
Preferred Securities Index ("P0P1") and the ICE BofAML U.S. Capital Securities
Index ("C0CS"), respectively.

PERFORMANCE ANALYSIS

The Fund continues to strive to provide comparable income to peer funds while focusing on limiting the downside risks. The Fund experienced strong performance during the fiscal year despite more defensive positioning, driven by active management with a focus on security selection. The Fund's Class I Shares produced a total return of 9.39% for the fiscal year ended October 31, 2017, compared to the benchmark's (a 50/50 blend of P0P1 and C0CS) total return of
6.58%. Outperformance was primarily driven by security selection within fixed-to-float securities and an overweight of floating-rate securities and
CoCos, both of which are not held in the benchmark.

The Fund continues to maintain its core strategy of overweighting fixed-to-float securities and securities with high coupons and relatively short call dates. The
Fund's exposure to floating-rate securities, in particular, was a substantial contributor to performance with those securities experiencing substantial capital appreciation driven by increases in the London Interbank Offered Rate
("LIBOR") throughout the period. The Fund also benefitted from its allocation to
CoCos, not held in the benchmark. The Fund has continued to increase exposure to the space given the reasons stated above. This allocation was a substantial contributor to the Fund's outperformance. These positive impacts were partially offset by the Fund's bias toward lower duration securities in the environment in which longer duration securities outperformed.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

We will continue deploying the strategy of mitigating risk to the downside by remaining overweight in less interest-rate-sensitive securities, limiting exposure to risky issuers and industries, and limiting overlap with passive
ETFs. We believe this strategy will also allow the Fund to show more resilience in a market downturn and potentially outperform in a rising rate environment.

MARKET AND FUND OUTLOOK

The strong macro-economic backdrop, strong corporate earnings and solid creditworthiness, particularly within financials, continue to support a risk-on environment, in our opinion. Stable to gradually increasing rates, moderate issuance, and the continued demand for yield continue to be positive for the preferred and hybrid securities markets. However, we believe strong performance across equity and credit markets and increased economic optimism has stretched valuations of new issuance in some cases, which could become problematic if interest rates or supply increases. Recently, weaker security structures have come to market, but the deals were many times oversubscribed, supported by investor demand for yield and some buyers that are indiscriminate about pricing, in the form of passive ETFs, taking up a larger share of markets and deals. We believe this could put pressure on distributions if higher yielding legacy securities continue to be redeemed and replaced by lower yielding securities.

Stonebridge continues to believe that the yield curve is likely to remain flat, as short-term rates are likely to increase and may push long term rates higher.
We have long anticipated, and positioned for, a rising rate environment, and we continue to hold the view that this process will be gradual. We believe U.S.
fiscal policy and potential tax and regulatory changes have the potential to boost economic growth but we also believe this impact is likely to be muted and slow given political uncertainty and the likelihood that any changes will likely be phased in over time. Stonebridge continues to focus on protecting the principal of our investors and, as such, we believe it is prudent to protect investors against a potential rise in interest rates through actively managing interest rate risk.

                                                                          Page 5


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of the First Trust Preferred Securities and Income Fund, you
incur two types of costs: (1) transaction costs, including sales charges (loads)
on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2)
ongoing costs, including management fees, distribution and/or service (12b-1)
fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses
Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transactional costs were included, your costs would have been higher.


             ---------------------------------------------------------------------------------------------------
                                                                         HYPOTHETICAL
                           ACTUAL EXPENSES                        (5% RETURN BEFORE EXPENSES)
             -------------------------------------------    ---------------------------------------
                               ENDING     EXPENSES PAID     BEGINNING     ENDING     EXPENSES PAID
               BEGINNING      ACCOUNT     DURING PERIOD      ACCOUNT     ACCOUNT     DURING PERIOD    ANNUALIZED
             ACCOUNT VALUE     VALUE        5/1/2017 -        VALUE       VALUE        5/1/2017 -      EXPENSE
               5/1/2017      10/31/2017   10/31/2017 (a)    5/1/2017    10/31/2017   10/31/2017 (a)   RATIOS (b)
----------------------------------------------------------------------------------------------------------------
Class A       $ 1,000.00     $ 1,051.50       $ 6.83        $1,000.00   $ 1,018.55       $ 6.72         1.32%
Class C         1,000.00       1,048.00        10.27         1,000.00     1,015.17        10.11         1.99
Class F         1,000.00       1,053.40         6.73         1,000.00     1,018.65         6.61         1.30
Class I         1,000.00       1,054.00         4.97         1,000.00     1,020.37         4.89         0.96
Class R3        1,000.00       1,049.80         8.47         1,000.00     1,016.94         8.34         1.64


(a)   Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period May 1, 2017 through October 31,
      2017, multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017


                                                                      STATED        STATED
   SHARES                          DESCRIPTION                         RATE        MATURITY         VALUE
-------------  ---------------------------------------------------   ---------   ------------   --------------
$25 PAR PREFERRED SECURITIES - 17.9%

               BANKS - 5.3%
       40,000  Bank of America Corp., Series CC...................     6.20%         (a)        $    1,072,000
       30,000  Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (b)....     7.75%       10/30/40            816,600
        6,799  Citigroup, Inc., Series J (c)......................     7.13%         (a)               195,811
       50,000  Citigroup, Inc., Series K (c)......................     6.88%         (a)             1,444,500
       13,996  Citigroup, Inc., Series S..........................     6.30%         (a)               378,872
       15,456  FNB Corp. (c)......................................     7.25%         (a)               448,070
       87,100  GMAC Capital Trust I, Series 2, 3Mo. LIBOR +
                  5.79% (b).......................................     7.10%       02/15/40          2,287,246
      107,491  People's United Financial, Inc., Series A (c)......     5.63%         (a)             2,897,957
       10,700  Regions Financial Corp., Series B (c)..............     6.38%         (a)               303,345
       16,288  Valley National Bancorp, Series B (c)..............     5.50%         (a)               430,003
       57,531  Wells Fargo & Co., Series Q (c)....................     5.85%         (a)             1,567,145
       54,369  Wintrust Financial Corp., Series D (c).............     6.50%         (a)             1,521,788
                                                                                                --------------
                                                                                                    13,363,337
                                                                                                --------------
               CAPITAL MARKETS - 3.6%
        3,157  Charles Schwab Corp., Series D.....................     5.95%         (a)                86,502
       16,487  Goldman Sachs Group, Inc., Series J (c)............     5.50%         (a)               442,676
       71,083  Morgan Stanley, Series E (c).......................     7.13%         (a)             2,057,853
       35,100  Morgan Stanley, Series F (c).......................     6.88%         (a)             1,002,105
       25,102  Morgan Stanley, Series I (c).......................     6.38%         (a)               702,856
      105,359  Morgan Stanley, Series K (c).......................     5.85%         (a)             2,844,693
       60,000  State Street Corp., Series D (c)...................     5.90%         (a)             1,662,600
       12,599  Stifel Financial Corp., Series A...................     6.25%         (a)               337,023
                                                                                                --------------
                                                                                                     9,136,308
                                                                                                --------------
               DIVERSIFIED FINANCIAL SERVICES - 0.8%
       78,513  KKR Financial Holdings LLC, Series A...............     7.38%         (a)             1,991,875
                                                                                                --------------
               EQUITY REAL ESTATE INVESTMENT TRUSTS - 3.8%
        8,509  American Homes 4 Rent, Series C (d)................     5.50%         (a)               241,400
       23,626  American Homes 4 Rent, Series E....................     6.35%         (a)               623,963
        1,061  Colony NorthStar, Inc., Series D...................     8.50%         (a)                27,619
       49,976  Colony NorthStar, Inc., Series E...................     8.75%         (a)             1,349,352
       12,305  Colony NorthStar, Inc., Series H...................     7.13%         (a)               315,623
       74,323  EPR Properties, Series F...........................     6.63%         (a)             1,878,142
       25,000  Equity Commonwealth................................     5.75%       08/01/42            627,500
       25,000  Farmland Partners, Inc., Series B (d)..............     6.00%         (a)               674,563
       23,490  Global Net Lease, Inc., Series A...................     7.25%         (a)               588,894
       15,927  Taubman Centers, Inc., Series J....................     6.50%         (a)               401,361
       15,000  Urstadt Biddle Properties, Inc., Series H..........     6.25%         (a)               398,850
      102,470  VEREIT, Inc., Series F.............................     6.70%         (a)             2,620,158
                                                                                                --------------
                                                                                                     9,747,425
                                                                                                --------------
               FOOD PRODUCTS - 0.1%
       13,791  CHS, Inc., Series 2 (c)............................     7.10%         (a)               381,597
                                                                                                --------------
               INSURANCE - 2.0%
        7,100  AmTrust Financial Services, Inc....................     7.50%       09/15/55            191,274
       33,556  Aspen Insurance Holdings Ltd.......................     5.63%         (a)               849,973
       26,151  Aspen Insurance Holdings Ltd. (c)..................     5.95%         (a)               704,508
       50,000  Delphi Financial Group, Inc., 3Mo. LIBOR +
                  3.19% (b) (e)...................................     4.51%       05/15/37          1,065,625


                        See Notes to Financial Statements                 Page 7


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


                                                                      STATED        STATED
   SHARES                          DESCRIPTION                         RATE        MATURITY         VALUE
-------------  ---------------------------------------------------   ---------   ------------   --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

               INSURANCE (CONTINUED)
       14,443  National General Holdings Corp.....................     7.63%       09/15/55     $      371,457
       21,000  Phoenix Cos., Inc..................................     7.45%       01/15/32            393,095
       31,725  Reinsurance Group of America, Inc. (c).............     5.75%       06/15/56            881,955
       19,927  Validus Holdings, Ltd., Series B...................     5.80%         (a)               503,555
                                                                                                --------------
                                                                                                     4,961,442
                                                                                                --------------
               MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 1.0%
       25,000  AGNC Investment Corp., Series C (c)................     7.00%         (a)               668,750
       38,824  Annaly Capital Management, Inc., Series F (c)......     6.95%         (a)             1,024,953
       13,200  Invesco Mortgage Capital, Inc., Series B (c).......     7.75%         (a)               348,084
       23,000  Two Harbors Investment, Corp., Series B (c)........     7.63%         (a)               610,880
                                                                                                --------------
                                                                                                     2,652,667
                                                                                                --------------
               MULTI-UTILITIES - 0.8%
       40,000  Integrys Holding, Inc. (c).........................     6.00%       08/01/73          1,132,500
       30,000  Just Energy Group, Inc., Series A (c)..............     8.50%         (a)               780,000
                                                                                                --------------
                                                                                                     1,912,500
                                                                                                --------------
               THRIFTS & MORTGAGE FINANCE - 0.5%
       46,302  New York Community Bancorp, Inc., Series A (c).....     6.38%         (a)             1,293,215
                                                                                                --------------
               TOTAL $25 PAR PREFERRED SECURITIES............................................       45,440,366
               (Cost $44,135,158)                                                               --------------

$100 PAR PREFERRED SECURITIES - 2.8%

               BANKS - 2.7%
       32,500  CoBank ACB, Series F (c) (f).......................     6.25%         (a)             3,510,000
       27,000  CoBank ACB, Series G...............................     6.13%         (a)             2,761,085
        5,500  Farm Credit Bank Of Texas (c) (g)..................     6.75%         (a)               606,375
                                                                                                --------------
                                                                                                     6,877,460
                                                                                                --------------
               CONSUMER FINANCE - 0.1%
        5,130  SLM Corp., Series B, 3Mo. LIBOR + 1.7% (b).........     3.02%         (a)               345,351
                                                                                                --------------
               TOTAL $100 PAR PREFERRED SECURITIES...........................................        7,222,811
               (Cost $6,634,735)                                                                --------------

$1,000 PAR PREFERRED SECURITIES - 4.1%

               BANKS - 2.6%
        4,000  Farm Credit Bank Of Texas, Series 1 (g)............    10.00%         (a)             4,890,000
        1,261  Sovereign Real Estate Investment Trust (g).........    12.00%         (a)             1,580,979
                                                                                                --------------
                                                                                                     6,470,979
                                                                                                --------------
               CONSUMER FINANCE - 0.2%
          500  Compeer Financial ACA (c) (g)......................     6.75%         (a)               534,562
                                                                                                --------------
               DIVERSIFIED FINANCIAL SERVICES - 0.2%
          500  Kinder Morgan GP, Inc., 3Mo. LIBOR +
                  3.90% (b) (g)...................................     5.21%       08/18/57            469,719
                                                                                                --------------
               INSURANCE - 1.1%
        3,000  XLIT Ltd., Series D, 3Mo. LIBOR + 3.12% (b)........     4.48%         (a)             2,863,125
                                                                                                --------------
               TOTAL $1,000 PAR PREFERRED SECURITIES.........................................       10,338,385
               (Cost $10,172,874)                                                               --------------


Page 8                  See Notes to Financial Statements


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


     PAR                                                              STATED        STATED
   AMOUNT                          DESCRIPTION                         RATE        MATURITY         VALUE
-------------  ---------------------------------------------------   ---------   ------------   --------------
CAPITAL PREFERRED SECURITIES - 73.5%

               AUTOMOBILES - 1.0%
$   2,400,000  General Motors Financial Co., Inc., Series A (c)...     5.75%         (a)        $    2,514,000
                                                                                                --------------
               BANKS - 33.1%
    1,500,000  Australia & New Zealand Banking Group
                  Ltd. (c) (f) (h)................................     6.75%         (a)             1,727,100
    2,600,000  Banco Bilbao Vizcaya Argentaria S.A. (c) (h).......     9.00%         (a)             2,691,429
      500,000  Banco Mercantil del Norte S.A. (c) (f) (h).........     6.88%         (a)               526,250
    1,000,000  Banco Mercantil del Norte S.A. (c) (f) (h).........     7.63%         (a)             1,090,000
    4,500,000  Bank of America Corp., Series DD (c)...............     6.30%         (a)             5,138,010
      200,000  Bank of America Corp., Series K (c)................     8.00%         (a)               202,750
    1,000,000  Bank of America Corp., Series M (c)................     8.13%         (a)             1,032,850
    1,500,000  Bank of America Corp., Series Z (c)................     6.50%         (a)             1,717,500
    4,000,000  Barclays PLC (c) (h)...............................     7.88%         (a)             4,468,344
    1,100,000  Barclays PLC (c) (h)...............................     8.25%         (a)             1,171,043
    1,500,000  BNP Paribas S.A. (c) (f) (h).......................     7.63%         (a)             1,685,625
    1,000,000  BPCE S.A. (c) (f)..................................    12.50%         (a)             1,181,880
    1,500,000  Citigroup, Inc., Series O (c)......................     5.88%         (a)             1,572,225
      680,000  Citigroup, Inc., Series P (c)......................     5.95%         (a)               744,845
    1,250,000  Citigroup, Inc., Series R (c)......................     6.13%         (a)             1,342,187
      500,000  Citizens Financial Group, Inc. (c).................     5.50%         (a)               525,000
    2,500,000  CoBank ACB, Series I (c)...........................     6.25%         (a)             2,753,205
    1,000,000  Commerzbank AG.....................................     8.13%       09/19/23          1,217,030
      753,000  Cooperatieve Rabobank UA (c).......................    11.00%         (a)               857,479
    1,000,000  Cooperatieve Rabobank UA (c) (f)...................    11.00%         (a)             1,138,750
    2,000,000  Credit Agricole S.A. (c) (f) (h)...................     7.88%         (a)             2,281,378
    3,485,000  Credit Agricole S.A. (c) (f) (h)...................     8.13%         (a)             4,201,471
    2,000,000  Credit Agricole S.A. (c)...........................     8.38%         (a)             2,220,000
    1,000,000  Danske Bank A/S (c) (h)............................     6.13%         (a)             1,087,227
      500,000  Fifth Third Bancorp (c)............................     5.10%         (a)               512,500
    1,000,000  HSBC Holdings PLC (c) (h)..........................     6.38%         (a)             1,096,250
    3,000,000  ING Groep N.V. (c) (h).............................     6.88%         (a)             3,349,626
    2,954,000  Intesa Sanpaolo S.p.A. (c) (f) (h).................     7.70%         (a)             3,242,015
    1,000,000  JPMorgan Chase & Co., Series 1 (c).................     7.90%         (a)             1,026,750
    1,500,000  JPMorgan Chase & Co., Series S (c).................     6.75%         (a)             1,721,250
    1,000,000  Lloyds Bank PLC (c) (f)............................    12.00%         (a)             1,354,416
    1,000,000  Lloyds Banking Group PLC (c) (h)...................     7.50%         (a)             1,143,750
    1,046,000  Royal Bank Of Scotland Group PLC (c) (h)...........     7.50%         (a)             1,123,404
    1,000,000  Royal Bank Of Scotland Group PLC (c) (h)...........     8.00%         (a)             1,145,700
    3,250,000  Royal Bank Of Scotland Group PLC (c) (h)...........     8.63%         (a)             3,688,425
    1,500,000  Societe Generale S.A. (c) (f) (h)..................     7.38%         (a)             1,657,500
    2,250,000  Societe Generale S.A. (c) (f) (h)..................     7.88%         (a)             2,556,562
    2,250,000  Standard Chartered PLC (c) (f) (h).................     7.75%         (a)             2,500,650
    2,000,000  UniCredit S.p.A. (c) (f)...........................     5.86%       06/19/32          2,140,440
    1,900,000  UniCredit S.p.A. (c) (h)...........................     8.00%         (a)             2,107,659
    4,500,000  Wells Fargo & Co., Series K (c)....................     7.98%         (a)             4,596,975
    1,500,000  Wells Fargo & Co., Series U (c)....................     5.88%         (a)             1,678,875
    4,000,000  Zions Bancorporation, Series J (c).................     7.20%         (a)             4,570,000
                                                                                                --------------
                                                                                                    83,786,325
                                                                                                --------------
               CAPITAL MARKETS - 3.5%
      500,000  Charles Schwab Corp. (c)...........................     5.00%         (a)               506,250
    2,750,000  Credit Suisse Group AG (c) (f) (h).................     7.50%         (a)             3,203,404
    2,000,000  E*Trade Financial Corp., Series A (c)..............     5.88%         (a)             2,140,000


                        See Notes to Financial Statements                 Page 9


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


     PAR                                                              STATED        STATED
   AMOUNT                          DESCRIPTION                         RATE        MATURITY         VALUE
-------------  ---------------------------------------------------   ---------   ------------   --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               CAPITAL MARKETS (CONTINUED)
$     500,000  Goldman Sachs Group, Inc., Series L (c)............     5.70%         (a)        $      516,875
    1,298,000  Natixis S.A. (c)...................................    10.00%         (a)             1,346,675
    1,000,000  UBS Group AG (c) (h)...............................     7.13%         (a)             1,079,390
                                                                                                --------------
                                                                                                     8,792,594
                                                                                                --------------
               CONSUMER FINANCE - 0.6%
    1,610,000  Discover Financial Services, Series C (c)..........     5.50%         (a)             1,644,213
                                                                                                --------------
               DIVERSIFIED FINANCIAL SERVICES - 0.4%
    1,000,000  Voya Financial, Inc. (c)...........................     5.65%       05/15/53          1,057,500
                                                                                                --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
    1,000,000  Koninklijke KPN N.V. (c)...........................     7.00%       03/28/73          1,137,450
                                                                                                --------------
               ELECTRIC UTILITIES - 4.6%
    3,500,000  Emera, Inc., Series 16-A (c).......................     6.75%       06/15/76          4,025,350
    4,000,000  Enel S.p.A. (c) (f)................................     8.75%       09/24/73          4,950,000
    1,000,000  Nextera Energy Capital Holdings, Inc., Series D,
                  3Mo. LIBOR + 3.35% (b)..........................     4.66%       09/01/67          1,001,301
    1,000,000  Southern (The) Co., Series B (c)...................     5.50%       03/15/57          1,064,862
      500,000  Southern California Edison Co., Series E (c).......     6.25%         (a)               564,375
                                                                                                --------------
                                                                                                    11,605,888
                                                                                                --------------
               FOOD PRODUCTS - 3.8%
    1,300,000  Dairy Farmers of America, Inc. (g).................     7.13%         (a)             1,454,375
    3,000,000  Land O'Lakes Capital Trust I (g)...................     7.45%       03/15/28          3,525,000
    1,200,000  Land O'Lakes, Inc. (f).............................     7.25%         (a)             1,299,000
    3,000,000  Land O'Lakes, Inc. (f).............................     8.00%         (a)             3,345,000
                                                                                                --------------
                                                                                                     9,623,375
                                                                                                --------------
               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.7%
    1,575,000  AES Gener S.A. (c).................................     8.38%       12/18/73          1,672,918
                                                                                                --------------
               INDUSTRIAL CONGLOMERATES - 0.9%
      966,000  General Electric Co. (c)...........................     6.38%       11/15/67            969,671
    1,250,000  General Electric Co., Series D (c).................     5.00%         (a)             1,306,250
                                                                                                --------------
                                                                                                     2,275,921
                                                                                                --------------
               INSURANCE - 17.2%
    1,000,000  AG Insurance S.A. (c)..............................     6.75%         (a)             1,060,000
    4,200,000  Aquarius & Investments PLC for Swiss Reinsurance
                  Co., Ltd. (c)...................................     8.25%         (a)             4,402,822
    1,215,000  Assured Guaranty Municipal Holdings, Inc. (c) (f)..     6.40%       12/15/66          1,190,700
    4,100,000  Catlin Insurance Co., Ltd., 3 Mo. LIBOR +
                  2.98% (b) (f)...................................     4.33%         (a)             3,895,000
    1,000,000  CNP Assurances (c).................................     6.88%         (a)             1,072,500
    2,500,000  CNP Assurances (c).................................     7.50%         (a)             2,630,625
    1,000,000  Fortegra Financial Corp. (c) (g)...................     8.50%       10/15/57          1,005,000
    3,300,000  Friends Life Holdings PLC (c)......................     7.88%         (a)             3,494,050
    1,000,000  Fukoku Mutual Life Insurance Co. (c)...............     6.50%         (a)             1,132,130
    2,500,000  La Mondiale SAM (c)................................     7.63%         (a)             2,670,283
    2,663,000  Liberty Mutual Group, Inc. (f).....................     7.80%       03/15/37          3,382,010
    3,285,000  Liberty Mutual Group, Inc. (c).....................    10.75%       06/15/58          5,461,312
    1,830,000  MetLife, Inc. (f)..................................     9.25%       04/08/38          2,724,413
    1,250,000  Metlife, Inc.......................................    10.75%       08/01/39          2,090,625
      977,000  Mitsui Sumitomo Insurance Co., Ltd. (c) (f)........     7.00%       03/15/72          1,123,452


Page 10                 See Notes to Financial Statements


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


     PAR                                                              STATED        STATED
   AMOUNT                          DESCRIPTION                         RATE        MATURITY         VALUE
-------------  ---------------------------------------------------   ---------   ------------   --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               INSURANCE (CONTINUED)
$   1,000,000  Prudential Financial, Inc. (c).....................     5.63%       06/15/43     $    1,087,750
    2,000,000  QBE Insurance Group, Ltd. (c) (f)..................     7.50%       11/24/43          2,319,000
    2,500,000  QBE Insurance Group, Ltd. (c)......................     6.75%       12/02/44          2,840,625
                                                                                                --------------
                                                                                                    43,852,297
                                                                                                --------------
               METALS & MINING - 0.5%
      500,000  BHP Billiton Finance USA Ltd. (c) (f)..............     6.25%       10/19/75            549,000
      500,000  BHP Billiton Finance USA Ltd. (c) (f)..............     6.75%       10/19/75            590,000
                                                                                                --------------
                                                                                                     1,139,000
                                                                                                --------------
               OIL, GAS & CONSUMABLE FUELS - 5.2%
    4,231,400  Enbridge Energy Partners L.P., 3Mo. LIBOR +
                  3.80% (b).......................................     5.13%       10/01/37          4,231,400
      600,000  Enbridge, Inc. (c).................................     5.50%       07/15/77            619,500
      500,000  Enbridge, Inc., Series 16-A (c)....................     6.00%       01/15/77            536,320
    2,661,000  Energy Transfer LP, 3Mo. LIBOR + 3.02% (b).........     4.39%       11/01/66          2,414,857
    1,500,000  Enterprise Products Operating LLC, Series A,
                  3Mo. LIBOR + 3.71% (b)..........................     5.08%       08/01/66          1,500,000
    1,155,000  Enterprise Products Operating LLC, Series B (c)....     7.03%       01/15/68          1,160,775
    2,500,000  Transcanada Trust, Series 16-A (c).................     5.88%       08/15/76          2,737,500
                                                                                                --------------
                                                                                                    13,200,352
                                                                                                --------------
               TRANSPORTATION INFRASTRUCTURE - 1.6%
    3,720,000  AerCap Global Aviation Trust (c) (f)...............     6.50%       06/15/45          4,073,400
                                                                                                --------------
               TOTAL CAPITAL PREFERRED SECURITIES............................................      186,105,233
               (Cost $178,262,832)                                                              --------------

  PRINCIPAL                                                           STATED        STATED
    VALUE                          DESCRIPTION                         RATE        MATURITY         VALUE
-------------  ---------------------------------------------------   ---------   ------------   --------------
CORPORATE BONDS AND NOTES - 0.4%

               INSURANCE - 0.4%
    1,000,000  AmTrust Financial Services, Inc....................     6.13%       08/15/23            995,000
               (Cost $995,207)                                                                  --------------

               TOTAL INVESTMENTS - 98.7%.....................................................      250,101,795
               (Cost $240,200,806) (i)
               NET OTHER ASSETS AND LIABILITIES - 1.3%.......................................        3,179,135
                                                                                                --------------
               NET ASSETS - 100.0%...........................................................   $  253,280,930
                                                                                                ==============


(a)   Perpetual maturity.

(b)   Floating rate security.

(c)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(e)   Pursuant to procedures adopted by the First Trust Series Fund's (the
      "Trust") Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC, the Fund's sub-advisor
      (the "Sub-Advisor").

(f)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor.
      Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to
      $63,438,416 or 25.0% of net assets.

                        See Notes to Financial Statements                Page 11


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

(g)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted
      Securities in the Notes to Financial Statements).

(h)   This security is a contingent convertible capital security, which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2017, securities noted as such amounted to
      $48,824,202 or 19.3% of net assets. Of these securities, 3.3% originated in emerging markets and 96.7% originated in foreign markets.

(i)   Aggregate cost for federal income tax purposes is $240,187,134. As of
      October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess value over tax cost was
      $12,023,917 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $2,109,256. The net unrealized appreciation was $9,914,661.

LIBOR - London Interbank Offered Rate

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        10/31/2017        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
$25 Par Preferred Securities:
   Insurance.........................................  $   4,961,442   $   3,502,722   $   1,458,720   $          --
   Multi-Utilities...................................      1,912,500         780,000       1,132,500              --
   Other industry categories*........................     38,566,424      38,566,424              --              --
                                                       -------------   -------------   -------------   -------------
Total $25 Par Preferred Securities...................     45,440,366      42,849,146       2,591,220              --
$100 Par Preferred Securities:
   Banks.............................................      6,877,460              --       6,877,460              --
   Consumer Finance..................................        345,351         345,351              --              --
                                                       -------------   -------------   -------------   -------------
Total $100 Par Preferred Securities..................      7,222,811         345,351       6,877,460              --
$1,000 Par Preferred Securities*.....................     10,338,385              --      10,338,385              --
Capital Preferred Securities*........................    186,105,233              --     186,105,233              --
Corporate Bonds and Notes*...........................        995,000              --         995,000              --
                                                       -------------   -------------   -------------   -------------
Total Investments....................................  $ 250,101,795   $  43,194,497   $ 206,907,298   $          --
                                                       =============   =============   =============   =============


* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Page 12                  See Notes to Financial Statements


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017


ASSETS:
Investments, at value
(Cost $240,200,806).................................................................................   $ 250,101,795
Cash................................................................................................       3,214,257
Prepaid expenses....................................................................................          48,416
Receivables:
   Investment securities sold.......................................................................       5,482,981
   Interest.........................................................................................       2,399,410
   Fund shares sold.................................................................................         638,203
   Dividends........................................................................................          50,960
                                                                                                       -------------
   Total Assets.....................................................................................     261,936,022
                                                                                                       -------------
LIABILITIES:
Payables:
   Investment securities purchased..................................................................       7,212,470
   Fund shares repurchased..........................................................................         931,889
   Investment advisory fees.........................................................................         169,221
   Distributions payable............................................................................          77,346
   12b-1 distribution and service fees..............................................................          64,002
   Transfer agent fees..............................................................................          59,790
   Administrative fees..............................................................................          42,834
   Audit and tax fees...............................................................................          33,202
   Registration fees................................................................................          22,720
   Printing fees....................................................................................          18,312
   Custodian fees...................................................................................          12,756
   Commitment and administrative agency fees........................................................           4,645
   Trustees' fees and expenses......................................................................           2,949
   Legal fees.......................................................................................           1,842
   Financial reporting fees.........................................................................             770
Other liabilities...................................................................................             344
                                                                                                       -------------
   Total Liabilities................................................................................       8,655,092
                                                                                                       -------------
NET ASSETS..........................................................................................   $ 253,280,930
                                                                                                       =============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................................................   $ 252,425,442
Par value...........................................................................................         112,736
Accumulated net investment income (loss)............................................................         557,195
Accumulated net realized gain (loss) on investments.................................................      (9,715,432)
Net unrealized appreciation (depreciation) on investments...........................................       9,900,989
                                                                                                       -------------
NET ASSETS..........................................................................................   $ 253,280,930
                                                                                                       =============
MAXIMUM OFFERING PRICE PER SHARE:
CLASS A SHARES:
   Net asset value and redemption price per share (Based on net assets of $39,063,437 and 1,744,911
     shares of beneficial interest issued and outstanding)..........................................   $       22.39
   Maximum sales charge (4.50% of offering price)...................................................            1.05
                                                                                                       -------------
 Maximum offering price to public...................................................................   $       23.44
                                                                                                       =============
CLASS C SHARES:
   Net asset value and redemption price per share (Based on net assets of $64,462,350 and 2,872,480
      shares of beneficial interest issued and outstanding).........................................   $       22.44
                                                                                                       =============
CLASS F SHARES:
   Net asset value and redemption price per share (Based on net assets of $7,338,706 and 324,427
      shares of beneficial interest issued and outstanding).........................................   $       22.62
                                                                                                       =============
CLASS I SHARES:
   Net asset value and redemption price per share (Based on net assets of $141,660,626 and 6,297,920
      shares of beneficial interest issued and outstanding).........................................   $       22.49
                                                                                                       =============
CLASS R3 SHARES:
   Net asset value and redemption price per share (Based on net assets of $755,811 and 33,820
      shares of beneficial interest issued and outstanding).........................................   $       22.35
                                                                                                       =============


                        See Notes to Financial Statements                Page 13


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017


INVESTMENT INCOME:
Interest ...........................................................................................   $   9,964,416
Dividends ..........................................................................................       4,261,117
Other...............................................................................................          30,801
                                                                                                       -------------
   Total investment income..........................................................................      14,256,334
                                                                                                       -------------
EXPENSES:
12b-1 distribution and/or service fees:
   Class A..........................................................................................          96,278
   Class C..........................................................................................         550,278
   Class F..........................................................................................          11,544
   Class R3.........................................................................................           3,409
Investment advisory fees............................................................................       1,765,175
Transfer agent fees.................................................................................         151,570
Administrative fees.................................................................................          93,775
Registration fees...................................................................................          77,871
Commitment and administrative agency fees...........................................................          59,594
Audit and tax fees..................................................................................          34,126
Custodian fees......................................................................................          33,760
Printing fees.......................................................................................          32,945
Trustees' fees and expenses.........................................................................          18,424
Financial reporting fees............................................................................           9,250
Excise tax expense..................................................................................           6,995
Legal fees..........................................................................................           4,390
Listing expense.....................................................................................           2,993
Expenses previously waived or reimbursed............................................................           2,494
Other...............................................................................................          11,460
                                                                                                       -------------
   Total expenses...................................................................................       2,966,331
   Fees waived or expenses reimbursed by the investment advisor.....................................         (25,178)
                                                                                                       -------------
   Net expenses.....................................................................................       2,941,153
                                                                                                       -------------
NET INVESTMENT INCOME (LOSS)........................................................................      11,315,181
                                                                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Net realized gain (loss) on investments..........................................................       2,374,196
   Net change in unrealized appreciation (depreciation) on investments..............................       5,842,618
                                                                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................................................       8,216,814
                                                                                                       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....................................   $  19,531,995
                                                                                                       =============


Page 14                 See Notes to Financial Statements


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        YEAR ENDED      YEAR ENDED
                                                                                        10/31/2017      10/31/2016
                                                                                       -------------   -------------
OPERATIONS:
Net investment income (loss)........................................................   $  11,315,181   $   9,267,054
Net realized gain (loss)............................................................       2,374,196      (1,017,162)
Net change in unrealized appreciation (depreciation)................................       5,842,618       4,709,234
                                                                                       -------------   -------------
Net increase (decrease) in net assets resulting from operations.....................      19,531,995      12,959,126
                                                                                       -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A Shares......................................................................      (2,021,236)     (1,636,847)
Class C Shares......................................................................      (2,466,076)     (2,206,079)
Class F Shares......................................................................        (405,856)       (242,014)
Class I Shares......................................................................      (6,495,243)     (5,104,605)
Class R3 Shares.....................................................................         (34,204)        (17,199)
                                                                                       -------------   -------------
                                                                                         (11,422,615)     (9,206,744)
                                                                                       -------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold...........................................................     120,198,101      91,244,153
Proceeds from shares reinvested.....................................................      10,184,046       8,118,073
Cost of shares redeemed.............................................................     (83,818,787)    (67,454,788)
                                                                                       -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions...........      46,563,360      31,907,438
                                                                                       -------------   -------------
Total increase (decrease) in net assets.............................................      54,672,740      35,659,820

NET ASSETS:
Beginning of period.................................................................     198,608,190     162,948,370
                                                                                       -------------   -------------
End of period.......................................................................   $ 253,280,930   $ 198,608,190
                                                                                       =============   =============
Accumulated net investment income (loss) at end of period...........................   $     557,195   $     763,275
                                                                                       =============   =============


                        See Notes to Financial Statements                Page 15


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                    YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------
CLASS A SHARES                                     2017         2016         2015         2014         2013
                                                -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period..........    $ 21.63      $ 21.13      $ 21.20      $ 20.27      $ 22.42
                                                  -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................       1.11 (a)     1.16 (a)     1.18 (a)     1.14 (a)     0.98 (a)
Net realized and unrealized gain (loss).......       0.80         0.49        (0.13)        0.91        (1.91)
                                                  -------      -------      -------      -------      -------
Total from investment operations..............       1.91         1.65         1.05         2.05        (0.93)
                                                  -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.........................      (1.15)       (1.15)       (1.12)       (1.09)       (0.98)
Net realized gain.............................         --           --           --           --        (0.09)
Return of capital.............................         --           --           --        (0.03)       (0.15)
                                                  -------      -------      -------      -------      -------
Total distributions...........................      (1.15)       (1.15)       (1.12)       (1.12)       (1.22)
                                                  -------      -------      -------      -------      -------
Net asset value, end of period................    $ 22.39      $ 21.63      $ 21.13      $ 21.20      $ 20.27
                                                  =======      =======      =======      =======      =======
TOTAL RETURN (b)..............................       9.05%        8.09%        5.05%       10.35%       (4.36)%
                                                  =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........    $39,063      $35,468      $28,585      $32,874      $90,286
Ratio of total expenses to average net assets.       1.36%        1.51% (c)    1.50% (c)    1.40%        1.44%
Ratio of net expenses to average net assets...       1.36%        1.41% (c)    1.41% (c)    1.40%        1.40%
Ratio of net investment income (loss) to
   average net assets.........................       5.11%        5.50%        5.55%        5.47%        4.52%
Portfolio turnover rate.......................         44%          71%         123%         170%          60%


(a)   Based on average shares outstanding.

(b)   Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)   For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.

Page 16                 See Notes to Financial Statements


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------
CLASS C SHARES                                       2017         2016         2015         2014         2013
                                                  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period............    $ 21.67      $ 21.17      $ 21.24      $ 20.30      $ 22.45
                                                    -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................       0.96 (a)     1.01 (a)     1.02 (a)     0.99 (a)     0.83 (a)
Net realized and unrealized gain (loss).........       0.79         0.48        (0.13)        0.91        (1.93)
                                                    -------      -------      -------      -------      -------
Total from investment operations................       1.75         1.49         0.89         1.90        (1.10)
                                                    -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................      (0.98)       (0.99)       (0.96)       (0.94)       (0.84)
Net realized gain...............................         --           --           --           --        (0.08)
Return of capital...............................         --           --           --        (0.02)       (0.13)
                                                    -------      -------      -------      -------      -------
Total distributions.............................      (0.98)       (0.99)       (0.96)       (0.96)       (1.05)
                                                    -------      -------      -------      -------      -------
Net asset value, end of period..................    $ 22.44      $ 21.67      $ 21.17      $ 21.24      $ 20.30
                                                    =======      =======      =======      =======      =======
TOTAL RETURN (b)................................       8.27%        7.27%        4.26%        9.56%       (5.03)%
                                                    =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $64,462      $51,004      $45,093      $45,248      $55,376
Ratio of total expenses to average net assets...       2.06%        2.17% (c)    2.16% (c)    2.18%        2.17%
Ratio of net expenses to average net assets.....       2.06%        2.16% (c)    2.16% (c)    2.15%        2.15%
Ratio of net investment income (loss) to
   average net assets...........................       4.41%        4.76%        4.79%        4.75%        3.81%
Portfolio turnover rate.........................         44%          71%         123%         170%          60%


(a)   Based on average shares outstanding.

(b)   Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
      Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)   For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.

                        See Notes to Financial Statements                Page 17


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------
CLASS F SHARES                                       2017         2016         2015         2014         2013
                                                  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period............    $ 21.82      $ 21.31      $ 21.37      $ 20.42      $ 22.59
                                                    -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................       1.13 (a)     1.18 (a)     1.23 (a)     1.18 (a)     1.02 (a)
Net realized and unrealized gain (loss).........       0.84         0.50        (0.15)        0.91        (1.95)
                                                    -------      -------      -------      -------      -------
Total from investment operations................       1.97         1.68         1.08         2.09        (0.93)
                                                    -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................      (1.17)       (1.17)       (1.14)       (1.11)       (1.01)
Net realized gain...............................         --           --           --           --        (0.08)
Return of capital...............................         --           --           --        (0.03)       (0.15)
                                                    -------      -------      -------      -------      -------
Total distributions.............................      (1.17)       (1.17)       (1.14)       (1.14)       (1.24)
                                                    -------      -------      -------      -------      -------
Net asset value, end of period..................    $ 22.62      $ 21.82      $ 21.31      $ 21.37      $ 20.42
                                                    =======      =======      =======      =======      =======
TOTAL RETURN (b)................................       9.27%        8.18%        5.16%       10.48%       (4.32)%
                                                    =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $ 7,339      $ 5,025      $ 2,501      $ 2,617      $ 3,735
Ratio of total expenses to average net assets...       1.39%        1.70% (c)    1.92%        1.81%        1.58%
Ratio of net expenses to average net assets.....       1.30%        1.31% (c)    1.30%        1.30%        1.30%
Ratio of net investment income (loss) to
   average net assets...........................       5.11%        5.55%        5.70%        5.64%        4.63%
Portfolio turnover rate.........................         44%          71%         123%         170%          60%


(a)   Based on average shares outstanding.

(b)   Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)   For the year ended October 31, 2016, ratios reflect excise tax of 0.01%, which is not included in the expense cap.

Page 18                 See Notes to Financial Statements


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------
CLASS I SHARES                                       2017         2016         2015         2014         2013
                                                  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period............    $ 21.71      $ 21.21      $ 21.27      $ 20.33      $ 22.47
                                                    -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................       1.20 (a)     1.22 (a)     1.23 (a)     1.20 (a)     1.04 (a)
Net realized and unrealized gain (loss).........       0.78         0.48        (0.12)        0.91        (1.91)
                                                    -------      -------      -------      -------      -------
Total from investment operations................       1.98         1.70         1.11         2.11        (0.87)
                                                    -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................      (1.20)       (1.20)       (1.17)       (1.14)       (1.03)
Net realized gain...............................         --           --           --           --        (0.09)
Return of capital...............................         --           --           --        (0.03)       (0.15)
                                                    -------      -------      -------      -------      -------
Total distributions.............................      (1.20)       (1.20)       (1.17)       (1.17)       (1.27)
                                                    -------      -------      -------      -------      -------
Net asset value, end of period..................    $ 22.49      $ 21.71      $ 21.21      $ 21.27      $ 20.33
                                                    =======      =======      =======      =======      =======
TOTAL RETURN (b)................................       9.39%        8.33%        5.35%       10.65%       (4.06)%
                                                    =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $141,661     $106,393      $86,412      $71,094      $58,700
Ratio of total expenses to average net assets...       0.99%        1.16% (c)    1.16% (c)    1.15%        1.23%
Ratio of net expenses to average net assets.....       0.99%        1.16% (c)    1.16% (c)    1.15%        1.15%
Ratio of net investment income (loss) to
   average net assets...........................       5.49%        5.74%        5.80%        5.74%        4.79%
Portfolio turnover rate.........................         44%          71%         123%         170%          60%


(a)   Based on average shares outstanding.

(b)   Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)   For the years ended October 31, 2016 and 2015, ratios reflect excise tax of 0.01% and 0.01%, respectively, which are not included in the expense cap.

                        See Notes to Financial Statements                Page 19


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------
CLASS R3 SHARES                                      2017         2016         2015         2014         2013
                                                  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period............    $ 21.61      $ 21.13      $ 21.20      $ 20.26      $ 22.41
                                                    -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................       1.05 (a)     1.11 (a)     1.13 (a)     1.09 (a)     0.93 (a)
Net realized and unrealized gain (loss).........       0.78         0.47        (0.14)        0.92        (1.92)
                                                    -------      -------      -------      -------      -------
Total from investment operations................       1.83         1.58         0.99         2.01        (0.99)
                                                    -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................      (1.09)       (1.10)       (1.06)       (1.04)       (0.92)
Net realized gain...............................         --           --           --           --        (0.10)
Return of capital...............................         --           --           --        (0.03)       (0.14)
                                                    -------      -------      -------      -------      -------
Total distributions.............................      (1.09)       (1.10)       (1.06)       (1.07)       (1.16)
                                                    -------      -------      -------      -------      -------
Net asset value, end of period..................    $ 22.35      $ 21.61      $ 21.13      $ 21.20      $ 20.26
                                                    =======      =======      =======      =======      =======
TOTAL RETURN (b)................................       8.70%        7.73%        4.79%       10.14%       (4.61)%
                                                    =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $   756      $   717      $   357      $   401      $   478
Ratio of total expenses to average net assets...       4.29%        7.42% (c)    6.56% (c)    5.74%        4.87%
Ratio of net expenses to average net assets.....       1.65%        1.66% (c)    1.66% (c)    1.65%        1.65%
Ratio of net investment income (loss) to
   average net assets...........................       4.83%        5.25%        5.30%        5.25%        4.25%
Portfolio turnover rate.........................         44%          71%         123%         170%          60%


(a)   Based on average shares outstanding.

(b)   Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50%, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)   For years ended October 31, 2016 and 2015, ratios reflect excise tax of
      0.01% and 0.01%, respectively, which are not included in the expense cap.

Page 20                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Preferred Securities and Income Fund (the "Fund") is a series of the
First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified, open-end management investment company with the Securities and Exchange Commission ("SEC") under the
Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each
class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek to provide current income and total return. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in preferred securities and other securities with similar economic characteristics. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S.
GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time.
Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor")
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding the Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price.
      Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2017

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;

            2)    the liquidity conditions in the relevant market and changes thereto;

            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);

            4)    issuer-specific conditions (such as significant credit
                  deterioration); and

            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1)    the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5)    the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8)    whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2017

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

The Fund may hold the securities of real estate investment trusts ("REITs").
Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2017, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC
("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for these issuers.


                                     ACQUISITION      SHARES/      CURRENT      CARRYING                      % OF
SECURITY                                 DATE        PAR AMOUNT     PRICE         COST          VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Compeer Financial ACA, 6.75%           7/31/15              500  $  1,069.12  $     526,520 $     534,562    0.21%
Dairy Farmers of America, Inc.,
   7.13%                           9/15/16-10/4/16   $1,300,000       111.88      1,316,875     1,454,375    0.57
Farm Credit Bank Of Texas, 6.75%   12/8/15-12/18/15       5,500       110.25        568,000       606,375    0.24
Farm Credit Bank Of Texas,
   Series 1, 10.00%                 3/24/14-4/7/16        4,000     1,222.50      4,978,560     4,890,000    1.93
Fortegra Financial Corp., 8.50%,
   10/15/57                            10/12/17      $1,000,000       100.50      1,000,000     1,005,000    0.40
Kinder Morgan GP, Inc., 5.21%,
   08/18/57                            6/21/17              500       939.44        457,500       469,719    0.19
Land O'Lakes Capital Trust I,
   7.45%, 03/15/28                  6/6/14-3/20/15   $3,000,000       117.50      3,078,707     3,525,000    1.39
Sovereign Real Estate Investment
   Trust, 12.00%                    2/5/15-3/22/16        1,261     1,253.75      1,657,802     1,580,979    0.62
                                                                              ---------------------------------------
                                                                              $  13,583,964  $ 14,066,010    5.55%
                                                                              ---------------------------------------


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually.
Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

                                                                         Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2017

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S.
GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character.
These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
Permanent differences incurred during the year ended October 31, 2017, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $98,646, an increase in accumulated net realized gain (loss) on investments of $105,641 and a decrease to paid-in capital of $6,995. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal years ended October
31, 2017 and 2016 was as follows:

Distributions paid from:                           2017            2016
Ordinary income..............................  $ 11,422,615     $  9,206,744
Capital gain.................................            --               --
Return of capital............................            --               --

As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income................  $    314,507
Undistributed capital gains..................            --
                                               ------------
Total undistributed earnings.................       314,507
Accumulated capital and other losses.........    (9,486,416)
Net unrealized appreciation (depreciation)...     9,914,661
                                               ------------
Total accumulated earnings (losses)..........       742,752
Other........................................            --
Paid-in capital..............................   252,538,178
                                               ------------
Net assets...................................  $253,280,930
                                               ============
E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, for federal income tax purposes, the Fund had a capital loss carryforward of
$9,486,416 available, to the extent provided by regulations, to offset future capital gains.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015,
2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

The Fund pays all expenses directly related to its operations. Expenses of the
Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 and resulted in additional disclosure for variable interest


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2017

rate securities within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the
Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

H. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820,
Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level
3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for supervising the selection and ongoing monitoring of the
Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.80% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of
$9,250.

Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of average daily net assets that is paid by First Trust out of its investment advisory fee.

First Trust Capital Partners, LLC, an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.

First Trust and Stonebridge have agreed to waive fees and reimburse Fund expenses to the extent necessary to prevent the total annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until February 28, 2019 and then from exceeding 1.50% from March 1, 2019 to February 28, 2028 (the "Expense Cap
Termination Date"). Expenses borne and fees waived by First Trust and
Stonebridge are subject to recovery on a Fund class level by First Trust and
Stonebridge for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the applicable Expense Cap in place for the most recent fiscal year for which such expense limitation was in place.
Class A and C amounts are included as "Expenses previously waived or reimbursed"
on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2017 and the expenses borne by
First Trust and Stonebridge subject to recovery for the periods indicated were as follows:


                                                          EXPENSES SUBJECT TO RECOVERY
                                     ----------------------------------------------------------------------
                                      YEAR ENDED         YEAR ENDED         YEAR ENDED
  ADVISORY            EXPENSE         OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
 FEE WAIVER        REIMBURSEMENT         2015               2016               2017               TOTAL
-------------      -------------     -------------      -------------      -------------      -------------
   $25,178             $   --           $67,919            $70,141            $25,178           $163,238


During the year ended October 31, 2017, First Trust recovered $2,494 of fees that were previously waived.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the
Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent,
BNYM IS is responsible for maintaining shareholder records for the Fund. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2017

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:


                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2017                  OCTOBER 31, 2016

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                       808,030    $  17,542,282          591,247    $  12,534,279
     Class C                       861,323       18,937,718          661,312       14,050,042
     Class F                       763,726       16,970,043          399,627        8,541,027
     Class I                     3,048,690       66,600,847        2,620,498       55,678,827
     Class R3                        6,624          147,211           20,424          439,978
                                ----------    -------------       ----------    -------------
Total Sales:                     5,488,393     $120,198,101        4,293,108    $  91,244,153
                                ==========    =============       ==========    =============

Dividend Reinvestment:
     Class A                        66,513    $   1,454,350           52,224    $   1,104,127
     Class C                       102,559        2,247,327           92,326        1,954,563
     Class F                        16,322          361,622            9,174          195,634
     Class I                       277,790        6,100,484          229,195        4,862,092
     Class R3                          931           20,263               77            1,657
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:       464,115    $  10,184,046          382,996    $   8,118,073
                                ==========    =============       ==========    =============

Redemptions:
     Class A                      (769,383)   $ (16,786,204)        (356,446)   $  (7,531,465)
     Class C                      (444,954)      (9,686,681)        (530,054)     (11,218,663)
     Class F                      (685,918)     (15,315,364)        (295,868)      (6,275,621)
     Class I                    (1,929,595)     (41,878,505)      (2,023,609)     (42,340,985)
     Class R3                       (6,941)        (152,033)          (4,206)         (88,054)
                                ----------    -------------       ----------    -------------
Total Redemptions:              (3,836,791)   $ (83,818,787)      (3,210,183)   $ (67,454,788)
                                ==========    =============       ==========    =============


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 2017, were $141,887,470 and
$96,075,729, respectively.

                                 6. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund
III and First Trust Exchange-Traded Fund IV, entered into a $220 million Credit
Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. Prior to March 9, 2017, the commitment amount was
$180,000,000. Prior to December 16, 2016, the commitment amount was
$140,000,000. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged.

The Fund did not have any borrowings outstanding during the year ended October
31, 2017.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2017

                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00%, 0.15%
and 0.50% of their average daily net assets each year for Class A, Class C,
Class F and Class R3, respectively, to reimburse and compensate First Trust
Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition of disclosures in the financial statements that have not already been disclosed.

                                                                         Page 27


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST PREFERRED
SECURITIES AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First
Trust Preferred Securities and Income Fund (the "Fund"), a series of the First
Trust Series Fund, including the portfolio of investments, as of October 31,
2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First
Trust Preferred Securities and Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2017


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the
Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov;
and (4) for review and copying at the SEC's Public Reference Room ("PRR") in
Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 66.97% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2017. 33.79% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2017, qualify for corporate dividends received deduction available to corporate shareholders.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

MARKET RISK: Market risk is the risk that a particular security owned by the
Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

INTEREST RATE RISK: If interest rates rise, the prices of fixed-rate preferred securities and other fixed-rate debt securities held by the Fund will fall.

PREFERRED SECURITIES RISK: Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

CONCENTRATION RISK: A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CONTINGENT CONVERTIBLE SECURITIES RISK: Contingent convertible securities
("CoCos") may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a.
"junk" bonds) and, to the extent a CoCo held by the Fund undergoes a write down, the Fund may lose some or all of its original investment in the CoCo.
Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers. As a result, negative information regarding one CoCo issuer may cause a decline in value of other CoCo issuers. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as
CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.

CREDIT RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. In addition, parties to other financial contracts with the Fund could default on their obligations.

                                                                         Page 29


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

CURRENCY RISK: Although the Fund's net asset value is determined on the basis of
U.S. dollars, because the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

DEPOSITARY RECEIPTS RISK: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity share into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

FINANCIAL COMPANIES RISK: The Fund invests in the securities of financial companies, which may include banks, thrifts, brokerage firms, broker-dealers, investment banks, finance companies, REITs and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation;
decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

REIT INVESTMENT RISK: Investing in REITs involves risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

NON-U.S. SECURITIES RISK: The Fund may invest in securities of non-U.S. issuers.
Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments;
restrictions on foreign investment or exchange of securities; lack of liquidity;
currency exchange rates; excessive taxation; government seizure of assets;
different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Series Fund (the "Trust"), including the
Independent Trustees, unanimously approved the continuation of the Investment
Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust Preferred Securities and Income Fund (the "Fund"), and First
Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment
Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the
Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor") for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Capital
Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the
Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The
Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the
Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The
Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's advisory fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the
Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the
Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted
that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory
Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the
Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Board's prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the
Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board considered that the
Advisor and Sub-Advisor agreed to extend the current expense caps for each share class through February 28, 2019 and agreed to keep the long-term expense cap in place from March 1, 2019 through February 28, 2028. The Board noted that fees waived or expenses borne by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fees were waived, but no reimbursement payment would be made by the
Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time of the reimbursement or at the time the expenses were borne or the fees were waived by the Advisor and Sub-Advisor. The
Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, as well as the limitations in creating a relevant peer group for the Fund, including that (i) some of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds, and some of the peer funds are part of a larger fund complex that may allow for additional economies of scale and (ii) only one of the peer funds employs an advisor/sub-advisor management structure with an unaffiliated sub-advisor. The Board took these limitations into account in considering the peer data. Based on the information provided, the Board noted that the advisory fee rate payable by the Fund was above the median advisory fee of the peer funds in the MPI Peer Group. The Board noted that the Fund's total (net) expense ratio
(Class A shares) was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to two benchmark indexes and a blended benchmark index. Based on the information provided, the Board noted that the Fund (Class A shares) outperformed the MPI
Peer Group average for the one- and three-year periods and underperformed the

                                                                         Page 31


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

MPI Peer Group average for the five year period ended December 31, 2016. The
Board also noted that the Fund (Class A shares) outperformed the blended benchmark index for the one- and three-year periods and underperformed the blended benchmark index for the five-year period ended December 31, 2016.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the
Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December
31, 2016 and the estimated profitability level for the Fund calculated by the
Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable.
In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that First Trust receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's expenses in providing investment services to the Fund and noted the Sub-Advisor's recent hiring of additional personnel to work on the Fund and commitment to add additional resources if assets increase.
The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted that the
Sub-Advisor does not maintain any soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF            OTHER
                                                                                                PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                 FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF              PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST           SERVICE                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician, Officer, Wheaton Orthopedics;         151         None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Trust       Limited Partnership (June 1992 to
  Suite 400                       Inception         December 2016); Member, Sportsmed
Wheaton, IL 60187                                   LLC (April 2007 to November 2015)
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.           151         Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Trust                                                                    Inc., ADM
  Suite 400                       Inception                                                                      Investor Services
Wheaton, IL 60187                                                                                                International,
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial           151         Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                   Company of
120 E. Liberty Drive,           o Since Trust                                                                    Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating            151         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Trust       Harapan Educational Foundation                               Transport, Inc.
  Suite 400                       Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products
                                                    and Services); President (June 2002 to
                                                    June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Three Year Term   Chief Executive Officer, First Trust             151         None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Trust       L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position of Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 33


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)


                              POSITION AND            TERM OF OFFICE
    NAME, ADDRESS               OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief        o Indefinite Term       Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                  (January 2016 to Present), Controller (January 2011
  Suite 400                                        o Since January 2016    to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                          to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                              Trust Portfolios L.P.;  Chief Financial Officer
                                                                           (January 2016 to Present), BondWave LLC (Software
                                                                           Development Company); and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief           o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Financial Officer and                              President (April 2012 to July 2016), First Trust
  Suite 400             Chief Accounting Officer   o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72

W. Scott Jardine        Secretary and Chief        o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                      First Trust Portfolios L.P.; Secretary and General
  Suite 400                                        o Since Trust           Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                    Inception             Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist     Vice President             o Indefinite Term       Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                      First Trust Portfolios L.P.
  Suite 400                                        o Since Trust
Wheaton, IL 60187                                    Inception
D.O.B: 02/70

Kristi A. Maher         Chief Compliance           o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   Officer and                                        and First Trust Portfolios L.P.
  Suite 400             Assistant Secretary        o Chief Compliance
Wheaton, IL 60187                                    Officer since
D.O.B.: 12/66                                        January 2011

                                                   o Assistant Secretary
                                                     since January 2011


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017

                                                                         Page 35


                      This Page Left Blank Intentionally.


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors, LLC
10 Westport Road
Suite C101
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19810

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

        First Trust/Confluence
        Small Cap Value Fund
        -----------------------------------------
        Annual Report
        For the Year Ended
        October 31, 2017

CONFLUENCE INVESTMENT MANAGEMENT


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Confluence Investment Management LLC
("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan,"
"may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
First Trust/Confluence Small Cap Value Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or
Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's web page at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of
Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust/Confluence Small Cap Value Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31,
2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016
(Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index")
posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31,
2017, is the second longest in history. While we are optimistic about the U.S.
economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2017 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
                                                NET ASSET
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND    VALUE (NAV)
-----------------------------------------------------------
Class A (FOVAX)                                  $34.48
Class C (FOVCX)                                  $31.47
Class I (FOVIX)                                  $35.07
-----------------------------------------------------------

-----------------------------------------------------------
                                               % OF TOTAL
TOP TEN HOLDINGS                               INVESTMENTS
-----------------------------------------------------------
Boston Beer (The) Co., Inc., Class A               5.1%
Natus Medical, Inc.                                4.4
Innophos Holdings, Inc.                            4.3
Thermon Group Holdings, Inc.                       4.3
Monotype Imaging Holdings, Inc.                    4.2
Morningstar, Inc.                                  4.0
MTS Systems Corp.                                  3.9
Rayonier, Inc.                                     3.9
Advisory Board (The) Co.                           3.9
Forward Air Corp.                                  3.9
-----------------------------------------------------------
                                        Total     41.9%
                                                 ======

-----------------------------------------------------------
                                               % OF TOTAL
SECTOR ALLOCATION                              INVESTMENTS
-----------------------------------------------------------
Industrials                                       27.3%
Health Care                                       15.9
Financials                                        14.1
Information Technology                            12.9
Consumer Discretionary                            10.6
Consumer Staples                                   8.4
Real Estate                                        6.5
Materials                                          4.3
-----------------------------------------------------------
                                        Total    100.0%
                                                 ======


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2017 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the Russell 2000(R) Value Index and the Russell 2000(R)
          Index from 1/11/2011 through 10/31/2017.

            First Trust/Confluence
            Small Cap Value Fund -       Russell 2000(R)        Russell 2000(R)
                Class I Shares        Value Index ("R2000V")    Index ("R2000")
1/11/11            $10,000                   $10,000                $10,000
4/30/11             10,730                    10,966                 10,716
10/31/11             9,790                     9,457                  9,261
4/30/12             10,554                    10,499                 10,323
10/31/12            10,951                    10,599                 10,601
4/30/13             12,260                    12,309                 12,307
10/31/13            13,892                    14,023                 14,389
4/30/14             14,285                    14,720                 14,832
10/31/14            15,214                    15,129                 15,548
4/30/15             15,626                    15,439                 16,271
10/31/15            15,403                    14,693                 15,601
4/30/16             15,847                    14,866                 15,305
10/31/16            16,552                    15,987                 16,243
4/30/17             19,113                    18,906                 19,227
10/31/17            20,684                    19,957                 20,766


------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2017
------------------------------------------------------------------------------------------------------------------
                         A SHARES                 C SHARES                 I SHARES
                    Inception 2/24/2011      Inception 3/2/2011       Inception 1/11/2011     R2000V*     R2000*
------------------------------------------------------------------------------------------------------------------
                                                         W/MAX
                                                         1.00%
                                 W/MAX                 CONTINGENT
                      W/O        5.50%        W/O       DEFERRED              W/O               W/O         W/O
CUMULATIVE           SALES       SALES       SALES       SALES               SALES             SALES       SALES
TOTAL RETURNS       CHARGES     CHARGE      CHARGES      CHARGE             CHARGES           CHARGES     CHARGES
1 Year              25.53%      18.66%      24.58%       23.58%             24.99%            24.81%      27.85%

AVERAGE ANNUAL
TOTAL RETURNS
5 Years             13.43%      12.16%      12.49%       12.49%             13.57%            13.58%      14.49%
Since Inception     11.09%      10.15%       9.62%        9.62%             11.28%            10.69%      11.34%
------------------------------------------------------------------------------------------------------------------


* Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined
Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust/Confluence Small Cap Value Fund (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the
Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor
("Confluence" or the "Sub-Advisor"), located in St. Louis, Missouri, serves as the sub-advisor to the Fund. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                           PORTFOLIO MANAGEMENT TEAM

MARK KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER,
   CONFLUENCE
DANIEL WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER, CONFLUENCE
CHRIS STEIN - VICE PRESIDENT AND PORTFOLIO MANAGER, CONFLUENCE
THOMAS DUGAN, CFA - ASSOCIATE VICE PRESIDENT AND PORTFOLIO MANAGER, CONFLUENCE

                                   COMMENTARY

MARKET RECAP

For the Fund's fiscal year ended October 31, 2017, the small capitalization equity markets performed extremely well reacting favorably following the
November 2016 U.S. presidential election with the Russell 2000(R) Index and
Russell 2000(R) Value Index up 11.15% and 13.27%, respectively, in November of
2016. The strength carried throughout the Fund's fiscal year ending October 31,
2017 with the Russell 2000(R) Index and Russell 2000(R) Value Index posting annual gains of 27.85% and 24.81%, respectively.

The equity market's strength can be tied to the continued economic growth but clearly received a boost post-election, in our opinion. We believe this to be driven by optimistic views that the new administration will be successful in pushing its agenda on tax reform, deregulation, infrastructure and trade, which are expected to enhance economic and earnings growth and outweigh the Federal
Reserve's (the "Fed") more recent monetary policy movements toward normalization, i.e., raising rates and tapering its balance sheet.

While we anticipate continued economic growth with little risk of recession, we are also mindful that the risk profile of the market changes over the course of bull markets and this time is no different. In the early stages of bull markets, investors are typically fearful as their near-term experience of the bear market is still seared in their minds. But, as time progresses and the bull market ages, investors typically shift to the grander opportunities that they may achieve as the market advances. Said differently, in the early stages of bull markets investors are generally more concerned about preserving capital, but the focus shifts to the prospect of returns in the later stages. This generally results in undervalued businesses being sought in the early stages of a bull market and high growth/momentum businesses attracting investors in the later stages. We believe this is reflected in the current market with strong returns from high-growth stocks (e.g., Facebook, Amazon, Netflix and Google, or better known as the FANG stocks) driving a wide divergence between the growth and value indexes with the Russell 2000(R) Growth Index up 18.62% versus the Russell
2000(R) Value Index up 5.81% year-to-date.

The Class I Shares of the Fund generated a total return of 24.99% during the fiscal year ended October 31, 2017, slightly outperforming the benchmark Russell
2000(R) Value Index while underperforming the Russell 2000(R) Index. Since the
Fund' inception on January 11, 2011 through the end of October 2017, the Class I
Shares of the Fund are up 11.28% (on an annualized basis), slightly ahead of the performance of the Russell 2000(R) Value Index and in-line with Russell 2000(R)
Index which posted annualized gains of 10.69% and 11.34%, respectively, for the same period.

PERFORMANCE ANALYSIS

During the Fund's fiscal year ended October 31, 2017, all sectors exhibited generally strong performance with the exception of the Energy and Consumer
Staples sectors. For the Fund, the relative weightings and performance of the
Energy, Industrials and Real Estate sectors were positive contributors to relative performance. The Financial Services, Health Care, and Information
Technology sectors were the main detractors to relative performance (see Fund
Attribution table). The large cash position was also a detractor to relative performance.

Our investment approach is focused on understanding and valuing individual businesses with the emphasis of owning great businesses at bargain prices. This is a fundamental approach that views risk as the probability of a permanent loss of capital as opposed to tracking error of a benchmark. Businesses that exhibit the attributes we seek (e.g., substantial competitive advantages and pricing power, free cash flow generation, high returns on invested capital) are often difficult to find in commodity-oriented or highly regulated businesses in which pricing is contingent on factors outside management's control. This will often


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------
                                  RUSSELL 2000        RUSSELL 2000 VALUE     SMALL CAP VALUE         ATTRIBUTION
                              --------------------    ------------------    ------------------   -------------------
                                                                                                 VS. RSL    VS. RSL
SECTOR                          WGT         RTN        WGT         RTN       WGT         RTN      2000V       2000
--------------------------------------------------------------------------------------------------------------------
Consumer Discretionary          12.17      20.34       10.05      18.70       6.54       3.27     (0.68)     (0.78)
Consumer Staples                 2.89       4.08        2.78      (1.87)      6.17      12.88     (0.24)     (0.01)
Energy                           3.44      (5.15)       5.63      (2.02)      0.00       0.00      1.14       1.54
Financial Services              18.76      31.48       31.46      30.22      14.91      25.75     (0.99)     (1.49)
Health Care                     13.69      37.67        5.07      41.40      15.96      22.75     (2.16)     (1.22)
Industrials                     14.63      35.45       12.58      38.73      27.49      52.98      5.77       5.93
Information Technology          17.40      32.11        9.99      31.09       7.70      15.11     (1.70)     (1.36)
Materials                        4.78      33.34        4.53      28.20       1.74       3.47     (0.68)     (0.51)
Real Estate                      7.75      14.46       10.70      11.36       6.83      35.35      1.55       2.18
Telecom                          0.79      23.74        0.66     (11.83)      0.00       0.00      0.03       0.25
Utilities                        3.70      23.70        6.54      23.39       0.00       0.00      0.16       0.12
Cash                             0.00       0.00        0.00       0.00      12.66       0.46     (3.49)     (3.14)
--------------------------------------------------------------------------------------------------------------------


Sources: Factset and Confluence Investment Management. Index Data is based on the respective Exchange Traded Fund (iShares Russell 2000 and Russell 2000
Value).

result in over/underweighting certain areas of the market that either offer more attractive valuations or have superior underlying attributes. Subsequently, performance in any given time frame will be impacted by the market's perception of the value of these individual businesses compared to the benchmarks. It is with this approach that we would expect to outperform in down markets as the focus is on managing risk. Our objective is to beat the broad markets on average and over long periods, but in order to accomplish this goal we will differ from the benchmarks which will ultimately result in tracking error, good and bad, from time to time.

This approach is research intensive and deployed with a bottom-up focus of investing in businesses in a relatively concentrated manner; therefore, performance is ultimately driven by the underlying strength of the holdings of the Fund and less influenced by macro or top-down sector weightings. The emphasis is on owning a diversified portfolio of undervalued businesses with the sector weightings (over/under) considered more of a byproduct of what the market is presenting.

During the Fund's fiscal year ended October 31, 2017, the small capitalization markets experienced a relatively subdued market in terms of volatility but with a strong upside bias. Overall, the Fund performed relatively well.

In the Industrials sector, the Fund benefited from solid returns from Corporate
Executive Board (CEB), which was acquired, Graco, Inc. (GGG) and Raven
Industries, Inc. (RAVN). In the Real Estate sector, the Fund benefited from
RE/MAX Holdings, Inc. (RMAX) and Gladstone Commercial (GOOD).

The Fund's relative weakness in the Information Technology sector was driven by the performance of Luxoft Holdings (LXFT) and sector underweighting relative to the benchmarks. In the Healthcare sector, relative weakness was driven by the performance of Patterson Cos., Inc. (PDCO). In the Financial Services sector, relative weakness was driven by the performance of Veritex Holdings, Inc.
(VBTX).

Regarding the high cash levels, the Fund has had three holdings acquired during the fiscal year - Corporate Executive Board (CEB), VCA Antech (WOOF) and One
Beacon (OB) - and one pending acquisition - The Advisory Board Co. (ABCO).
Having a business holding acquired generally generates an upward short-term price movement, but it also requires finding a compelling replacement for the acquired businesses. As always, we will do so in a prudent fashion.

MARKET AND FUND OUTLOOK

Looking forward, we expect continued economic expansion as monetary policy remains accommodative and fiscal policy is leaning toward a friendlier business climate. This has resulted in a more optimistic business outlook. We also expect inflation and inflation expectations to remain in check near current levels which supports the markets valuations. We continue to work diligently to put cash to work in a prudent fashion and acknowledge high cash levels, as discussed above. As always, we remain focused on company-specific fundamentals and growth prospects, and believe the current market will continue to provide us with opportunities to buy quality companies at reasonable prices.

                                                                          Page 5


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
UNDERSTANDING YOUR FUND EXPENSES
AS OF OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust/Confluence Small Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses
Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transactional costs were included, your costs would have been higher.


           ---------------------------------------------------------------------------------------------------
                                                                      HYPOTHETICAL
                         ACTUAL EXPENSES                       (5% RETURN BEFORE EXPENSES)
           -------------------------------------------   ---------------------------------------
                             ENDING     EXPENSES PAID    BEGINNING     ENDING     EXPENSES PAID
             BEGINNING      ACCOUNT     DURING PERIOD     ACCOUNT     ACCOUNT     DURING PERIOD    ANNUALIZED
           ACCOUNT VALUE     VALUE       5/01/2017 -       VALUE       VALUE       5/01/2017 -      EXPENSE
             5/01/2017     10/31/2017   10/31/2017 (a)   5/01/2017   10/31/2017   10/31/2017 (a)   RATIOS (b)
           ---------------------------------------------------------------------------------------------------
Class A      $1,000.00     $1,086.00        $ 8.41       $1,000.00   $1,017.14        $ 8.13         1.60%
Class C       1,000.00      1,082.90         12.34        1,000.00    1,013.36         11.93         2.35
Class I       1,000.00      1,082.40          7.09        1,000.00    1,018.40          6.87         1.35


(a)   Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (May 1, 2017 through October 31,
      2017), multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017


   SHARES                                      DESCRIPTION                                       VALUE
-------------  ----------------------------------------------------------------------------  --------------
COMMON STOCKS - 84.6%

               AIR FREIGHT & LOGISTICS - 3.4%
       10,022  Forward Air Corp............................................................  $      575,664
                                                                                             --------------
               BANKS - 6.2%
        7,734  Bank of Marin Bancorp.......................................................         523,978
       19,669  Veritex Holdings, Inc. (a)..................................................         518,475
                                                                                             --------------
                                                                                                  1,042,453
                                                                                             --------------
               BEVERAGES - 4.5%
        4,272  Boston Beer (The) Co., Inc., Class A (a)....................................         760,630
                                                                                             --------------
               CAPITAL MARKETS - 3.5%
        6,892  Morningstar, Inc............................................................         587,267
                                                                                             --------------
               CHEMICALS - 3.8%
       13,140  Innophos Holdings, Inc......................................................         642,940
                                                                                             --------------
               ELECTRICAL EQUIPMENT - 3.8%
       29,638  Thermon Group Holdings, Inc. (a)............................................         637,513
                                                                                             --------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.4%
       11,204  MTS Systems Corp............................................................         583,168
                                                                                             --------------
               FOOD PRODUCTS - 2.9%
       13,091  Snyder's-Lance, Inc.........................................................         492,614
                                                                                             --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 8.8%
       12,864  Halyard Health, Inc. (a)....................................................         542,218
       15,269  Natus Medical, Inc. (a).....................................................         647,405
        8,421  Varex Imaging Corp. (a).....................................................         289,430
                                                                                             --------------
                                                                                                  1,479,053
                                                                                             --------------
               HEALTH CARE PROVIDERS & SERVICES - 2.5%
       11,555  Patterson Cos., Inc.........................................................         427,535
                                                                                             --------------
               HOTELS, RESTAURANTS & LEISURE - 3.2%
       45,153  Potbelly Corp. (a)..........................................................         544,094
                                                                                             --------------
               INDUSTRIAL CONGLOMERATES - 2.7%
       13,405  Raven Industries, Inc.......................................................         451,078
                                                                                             --------------
               INSURANCE - 2.7%
        9,245  Brown & Brown, Inc..........................................................         460,771
                                                                                             --------------
               IT SERVICES - 4.2%
        1,272  Gartner, Inc. (a)...........................................................         159,394
       11,676  Luxoft Holding, Inc. (a)....................................................         543,518
                                                                                             --------------
                                                                                                    702,912
                                                                                             --------------
               LIFE SCIENCES TOOLS & SERVICES - 2.7%
        3,427  Bio-Techne Corp.............................................................         449,006
                                                                                             --------------
               MACHINERY - 9.8%
        7,697  Franklin Electric Co., Inc..................................................         350,214
        3,750  Graco, Inc..................................................................         494,212
        3,286  John Bean Technologies Corp.................................................         351,273
        3,736  RBC Bearings, Inc. (a)......................................................         462,592
                                                                                             --------------
                                                                                                  1,658,291
                                                                                             --------------


                        See Notes to Financial Statements                 Page 7


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   SHARES                                      DESCRIPTION                                       VALUE
-------------  ----------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

               PROFESSIONAL SERVICES - 4.4%
       10,706  Advisory Board (The) Co. (a)................................................  $      577,321
        2,198  Exponent, Inc...............................................................         162,322
                                                                                             --------------
                                                                                                    739,643
                                                                                             --------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.3%
        5,868  RE/MAX Holdings, Inc., Class A..............................................         390,222
                                                                                             --------------
               SOFTWARE - 3.7%
       26,964  Monotype Imaging Holdings, Inc..............................................         621,520
                                                                                             --------------
               TEXTILES, APPAREL & LUXURY GOODS - 6.1%
       15,898  Culp, Inc...................................................................         503,967
       19,174  Movado Group, Inc...........................................................         531,120
                                                                                             --------------
                                                                                                  1,035,087
                                                                                             --------------
               TOTAL COMMON STOCKS.........................................................      14,281,461
               (Cost $11,854,478)                                                            --------------

REAL ESTATE INVESTMENT TRUSTS - 3.4%

               EQUITY REAL ESTATE INVESTMENT TRUSTS - 3.4%
       19,288  Rayonier, Inc...............................................................         578,254
               (Cost $532,935)                                                               --------------

               TOTAL INVESTMENTS - 88.0%...................................................      14,859,715
               (Cost $12,387,413) (b)
               NET OTHER ASSETS AND LIABILITIES - 12.0%....................................       2,031,104
                                                                                             --------------
               NET ASSETS - 100.0%.........................................................  $   16,890,819
                                                                                             ==============


-----------------------------
(a)   Non-income producing security.

(b)   Aggregate cost for federal income tax purposes is $12,384,050. As of
      October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,630,518 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $154,853. The net unrealized appreciation was $2,475,665.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        10/31/2017        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
Common Stocks*.......................................  $  14,281,461   $  14,281,461   $          --   $          --
Real Estate Investment Trusts*.......................        578,254         578,254              --              --
                                                       -------------   -------------   -------------   -------------
Total Investments....................................  $  14,859,715   $  14,859,715   $          --   $          --
                                                       =============   =============   =============   =============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Page 8                  See Notes to Financial Statements


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017


ASSETS:
Investments, at value
(Cost $12,387,413)..............................................................................   $    14,859,715
Cash............................................................................................         2,130,523
Prepaid expenses................................................................................            24,816
Receivables:
   Fund shares sold.............................................................................            13,230
   Dividends....................................................................................             2,662
   From Investment Advisor......................................................................             1,772
                                                                                                   ---------------
   Total Assets.................................................................................        17,032,718
                                                                                                   ---------------
LIABILITIES:
Payables:
   Audit and tax fees...........................................................................            33,960
   Fund shares repurchased......................................................................            33,129
   Transfer agent fees..........................................................................            28,330
   Administrative fees..........................................................................            21,875
   Printing fees................................................................................             7,652
   12b-1 distribution and service fees..........................................................             4,568
   Commitment and administrative agency fees....................................................             3,991
   Custodian fees...............................................................................             2,310
   Registration fees............................................................................             1,665
   Trustees' fees and expenses..................................................................             1,649
   Legal fees...................................................................................             1,122
   Financial reporting fees.....................................................................               770
Other liabilities...............................................................................               878
                                                                                                   ---------------
   Total Liabilities............................................................................           141,899
                                                                                                   ---------------
NET ASSETS......................................................................................   $    16,890,819
                                                                                                   ===============
NET ASSETS CONSIST OF:
Paid-in capital.................................................................................   $    13,440,643
Par value.......................................................................................             4,973
Accumulated net investment income (loss)........................................................             3,363
Accumulated net realized gain (loss) on investments.............................................           969,538
Net unrealized appreciation (depreciation) on investments.......................................         2,472,302
                                                                                                   ---------------
NET ASSETS......................................................................................   $    16,890,819
                                                                                                   ===============
MAXIMUM OFFERING PRICE PER SHARE:
CLASS A SHARES:
Net asset value and redemption price per share (Based on net assets of $5,655,594 and 164,042
   shares of beneficial interest issued and outstanding)........................................   $         34.48
Maximum sales charge (5.50% of offering price)..................................................              2.01
                                                                                                   ---------------
Maximum offering price to public................................................................   $         36.49
                                                                                                   ===============
CLASS C SHARES:
Net asset value and redemption price per share (Based on net assets of $3,962,245 and 125,896
   shares of beneficial interest issued and outstanding)........................................   $         31.47
                                                                                                   ===============
CLASS I SHARES:
Net asset value and redemption price per share (Based on net assets of $7,272,980 and 207,409
   shares of beneficial interest issued and outstanding)........................................   $         35.07
                                                                                                   ===============


                        See Notes to Financial Statements                 Page 9


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017


INVESTMENT INCOME:
Dividends.......................................................................................   $       137,598
Interest........................................................................................             7,552
Other...........................................................................................                46
                                                                                                   ---------------
   Total investment income......................................................................           145,196
                                                                                                   ---------------
EXPENSES:
Investment advisory fees........................................................................           133,381
Transfer agent fees.............................................................................            68,837
Administrative fees.............................................................................            52,500
Commitment and administrative agency fees.......................................................            51,487
12b-1 distribution and/or service fees:
   Class A......................................................................................            12,190
   Class C......................................................................................            37,872
Registration fees...............................................................................            48,128
Audit and tax fees..............................................................................            34,885
Printing fees...................................................................................            17,681
Trustees' fees and expenses.....................................................................            16,784
Financial reporting fees........................................................................             9,250
Custodian fees..................................................................................             5,125
Legal fees......................................................................................             2,309
Listing expense.................................................................................             1,804
Other...........................................................................................               337
                                                                                                   ---------------
   Total expenses...............................................................................           492,570
   Fees waived and expenses reimbursed by the investment advisor................................          (262,436)
                                                                                                   ---------------
Net expenses....................................................................................           230,134
                                                                                                   ---------------
NET INVESTMENT INCOME (LOSS)....................................................................           (84,938)
                                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments......................................................         1,061,171
   Net change in unrealized appreciation (depreciation) on investments..........................         1,828,856
                                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................         2,890,027
                                                                                                   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................   $     2,805,089
                                                                                                   ===============


Page 10                 See Notes to Financial Statements


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      YEAR              YEAR
                                                                                      ENDED             ENDED
                                                                                   10/31/2017        10/31/2016
                                                                                 ---------------   ---------------
OPERATIONS:
Net investment income (loss)...................................................  $       (84,938)  $       (40,173)
Net realized gain (loss).......................................................        1,061,171           186,076
Net change in unrealized appreciation (depreciation)...........................        1,828,856           193,900
                                                                                 ---------------   ---------------
Net increase (decrease) in net assets resulting from operations................        2,805,089           339,803
                                                                                 ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A Shares.................................................................          (58,496)          (25,931)
Class C Shares.................................................................          (47,722)          (38,306)
Class I Shares.................................................................          (34,235)          (12,475)
                                                                                 ---------------   ---------------
Total distributions to shareholders............................................         (140,453)          (76,712)
                                                                                 ---------------   ---------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold .....................................................        8,490,868         5,824,877
Proceeds from shares reinvested................................................          123,849            67,615
Cost of shares redeemed........................................................       (3,494,346)       (1,522,634)
                                                                                 ---------------   ---------------
Net increase (decrease) in net assets resulting from capital transactions......        5,120,371         4,369,858
                                                                                 ---------------   ---------------
Total increase (decrease) in net assets........................................        7,785,007         4,632,949

NET ASSETS:
Beginning of period............................................................        9,105,812         4,472,863
                                                                                 ---------------   ---------------
End of period..................................................................  $    16,890,819   $     9,105,812
                                                                                 ===============   ===============
Accumulated net investment income (loss) at end of period......................  $         3,363   $         3,363
                                                                                 ===============   ===============


                        See Notes to Financial Statements                Page 11


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR ENDED OCTOBER 31,
                                                   -------------------------------------------------------------
CLASS A SHARES                                       2017         2016         2015         2014         2013
                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period............    $ 27.81      $ 26.34      $ 28.03      $ 26.77      $ 21.58
                                                    -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)................      (0.16)       (0.10)        0.04         0.00 (b)     0.10
Net realized and unrealized gain (loss).........       7.20         1.97         0.31         2.39         5.46
                                                    -------      -------      -------      -------      -------
Total from investment operations................       7.04         1.87         0.35         2.39         5.56
                                                    -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................         --           --           --           --        (0.27)
Net realized gain...............................      (0.37)       (0.40)       (2.04)       (1.13)       (0.10)
                                                    -------      -------      -------      -------      -------
Total distributions.............................      (0.37)       (0.40)       (2.04)       (1.13)       (0.37)
                                                    -------      -------      -------      -------      -------
Net asset value, end of period..................    $ 34.48      $ 27.81      $ 26.34      $ 28.03      $ 26.77
                                                    =======      =======      =======      =======      =======
TOTAL RETURN (c)................................      25.53%        7.22%        1.22%        9.23%       26.16%
                                                    =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $ 5,656      $ 3,767      $ 1,413      $ 1,144      $ 1,288
Ratio of total expenses to average net assets...       3.56%        5.69%        7.61%        8.65%       11.29%
Ratio of net expenses to average net assets.....       1.60%        1.61% (d)    1.60%        1.60%        1.60%
Ratio of net investment income (loss) to
   average net assets...........................      (0.50)%      (0.38)%       0.16%        0.00% (e)    0.42%
Portfolio turnover rate.........................         28%          15%          17%          39%          31%


(a)   Per share amounts have been calculated using the average shares method.

(b)   Amount is less than $0.01.

(c)   Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)   Includes excise tax. If this excise tax was not included, the net expense would have been 1.60%.

(e)   Amount is less than 0.01%.

Page 12                 See Notes to Financial Statements


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR ENDED OCTOBER 31,
                                                   -------------------------------------------------------------
CLASS C SHARES                                       2017         2016         2015         2014         2013
                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period............    $ 25.61      $ 24.51      $ 26.44      $ 25.51      $ 20.59
                                                    -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)................      (0.36)       (0.28)       (0.14)       (0.19)       (0.10)
Net realized and unrealized gain (loss).........       6.59         1.78         0.25         2.25         5.23
                                                    -------      -------      -------      -------      -------
Total from investment operations................       6.23         1.50         0.11         2.06         5.13
                                                    -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................         --           --           --           --        (0.11)
Net realized gain...............................      (0.37)       (0.40)       (2.04)       (1.13)       (0.10)
                                                    -------      -------      -------      -------      -------
Total distributions.............................      (0.37)       (0.40)       (2.04)       (1.13)       (0.21)
                                                    -------      -------      -------      -------      -------
Net asset value, end of period..................    $ 31.47      $ 25.61      $ 24.51      $ 26.44      $ 25.51
                                                    =======      =======      =======      =======      =======
TOTAL RETURN (b)................................      24.58%        6.28%        0.33%        8.36%       25.11%
                                                    =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $ 3,962      $ 3,237      $ 2,247      $ 1,977      $ 1,956
Ratio of total expenses to average net assets...       4.45%        6.28%        7.93%        8.81%       10.45%
Ratio of net expenses to average net assets.....       2.35%        2.36% (c)    2.35%        2.35%        2.35%
Ratio of net investment income (loss) to
   average net assets...........................      (1.25)%      (1.12)%      (0.57)%      (0.73)%      (0.43)%
Portfolio turnover rate.........................         28%          15%          17%          39%          31%


(a)   Per share amounts have been calculated using the average shares method.

(b)   Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
      Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)   Includes excise tax. If this excise tax was not included, the net expense would have been 2.35%.

                        See Notes to Financial Statements                Page 13


FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR ENDED OCTOBER 31,
                                                   -------------------------------------------------------------
CLASS I SHARES                                        2017         2016        2015         2014         2013
                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period............    $ 28.40      $ 26.84      $ 28.52      $ 27.15      $ 21.81
                                                    -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)................      (0.09)       (0.05)        0.10         0.08         0.16
Net realized and unrealized gain (loss).........       7.13         2.01         0.26         2.42         5.60
                                                    -------      -------      -------      -------      -------
Total from investment operations................       7.04         1.96         0.36         2.50         5.76
                                                    -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................         --           --           --           --        (0.32)
Net realized gain...............................      (0.37)       (0.40)       (2.04)       (1.13)       (0.10)
                                                    -------      -------      -------      -------      -------
Total distributions.............................      (0.37)       (0.40)       (2.04)       (1.13)       (0.42)
                                                    -------      -------      -------      -------      -------
Net asset value, end of period..................    $ 35.07      $ 28.40      $ 26.84      $ 28.52      $ 27.15
                                                    =======      =======      =======      =======      =======
TOTAL RETURN (b)................................      24.99%        7.46%        1.23%        9.51%       26.85%
                                                    =======      =======      =======      =======      =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $ 7,273      $ 2,101      $   813      $   592      $   276
Ratio of total expenses to average net assets...       3.22%        5.63%        8.46%       11.05%       17.52%
Ratio of net expenses to average net assets.....       1.35%        1.35%        1.35%        1.35%        1.35%
Ratio of net investment income (loss) to
   average net assets...........................      (0.28)%      (0.16)%       0.38%        0.28%        0.66%
Portfolio turnover rate.........................         28%          15%          17%          39%          31%


(a)   Per share amounts have been calculated using the average shares method.

(b)   Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

Page 14                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust/Confluence Small Cap Value Fund (the "Fund") is a series of the
First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified, open-end management investment company with the Securities and Exchange Commission ("SEC") under the
Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in equity securities of U.S. listed companies with small market capitalizations ("Small-Cap Companies") at the time of investment that Confluence Investment Management LLC ("Confluence" or the
"Sub-Advisor") believes have produced solid returns over extended periods of time. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S.
GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange
("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the
Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other securities listed on any national or foreign exchange (excluding The
      Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

                                                                         Page 15

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2017

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

The Fund may hold shares of business development companies ("BDCs"). The tax character of distributions received from these securities may vary when reported by the issuer after its tax reporting period concludes.

The Fund may hold REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end.
The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its shares semi-annual dividends of all or a portion of its net income. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S.
GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character.
These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
Permanent differences incurred during the year ended October 31, 2017, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $84,938, a decrease in accumulated net realized gain (loss) on investments of $86,357, and an increase in paid-in capital of $1,419. Net assets were not affected by this reclassification.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2017

The tax character of distributions paid during the fiscal years ended October
31, 2017 and 2016 was as follows:

Distributions paid from:                           2017             2016

Ordinary income..............................  $     38,034     $         --
Capital gain.................................       102,419           76,712
Return of capital............................            --               --

As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income................  $    247,428
Undistributed capital gains .................       722,110
                                               ------------
Total undistributed earnings.................       969,538
Accumulated capital and other losses.........            --
Net unrealized appreciation (depreciation)...     2,475,665
                                               ------------
Total accumulated earnings (losses)..........     3,445,203
Other........................................            --
Paid-in capital..............................    13,445,616
                                               ------------
Net assets...................................  $ 16,890,819
                                               ============

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The
Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the
Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015,
2016, and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES

The Fund pays all expenses directly related to its operations. Expenses of the
Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

F. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1,
2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

G. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820,
Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level
3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

                                                                         Page 17


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2017

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's average daily net assets.
First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of the Fund's average daily net assets that is paid by First Trust from its investment advisory fee.

First Trust and Confluence have agreed to waive fees and reimburse Fund expenses to the extent necessary to prevent the total annual operating expenses of the
Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until
February 28, 2019 and then from exceeding 1.70% from March 1, 2019 to February
28, 2028 (the "Expense Cap Termination Date"). Expenses borne and fees waived by
First Trust and Confluence are subject to recovery on a Fund class level, if applicable, by First Trust and Confluence for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the
Expense Cap in place for the most recent fiscal year for which such expense limitation was in place. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2017, and the expenses borne by First Trust and Confluence subject to recovery were as follows:


                                            EXPENSES SUBJECT TO RECOVERY
                               ------------------------------------------------------
ADVISORY FEE      EXPENSE         YEAR ENDED         YEAR ENDED         YEAR ENDED
   WAIVER      REIMBURSEMENT   OCTOBER 31, 2015   OCTOBER 31, 2016   OCTOBER 31, 2017       TOTAL
------------   -------------   ----------------   ----------------   ----------------   -------------
 $ 133,381       $ 129,055        $ 267,934          $ 247,943          $ 262,436         $ 778,313


Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the
Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent,
BNYM IS is responsible for maintaining shareholder records for the Fund. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2017

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:


                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2017                  OCTOBER 31, 2016

                                  SHARES          VALUE             SHARES         VALUES
                                ----------    -------------       ----------    -------------
Sales:
     Class A                        83,953    $   2,640,636          101,204    $   2,795,429
     Class C                        27,393          779,701           58,513        1,482,383
     Class I                       158,422        5,070,531           55,851        1,547,065
                                ----------    -------------       ----------    -------------
Total Sales:                       269,768    $   8,490,868          215,568    $   5,824,877
                                ==========    =============       ==========    =============

Dividend Reinvestment:
     Class A                         1,525    $      45,810              752    $      19,256
     Class C                         1,621           44,739            1,533           36,400
     Class I                         1,086           33,300              457           11,959
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:         4,232    $     123,849            2,742    $      67,615
                                ==========    =============       ==========    =============

Redemptions:
     Class A                       (56,930)   $  (1,779,700)         (20,115)   $    (511,985)
     Class C                       (29,546)        (854,770)         (25,290)        (649,466)
     Class I                       (26,091)        (859,876)         (12,603)        (361,183)
                                ----------    -------------       ----------    -------------
Total Redemptions:                (112,567)   $  (3,494,346)         (58,008)   $  (1,522,634)
                                ==========    =============       ==========    =============


                      5. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2017, were $7,485,675 and
$3,259,486, respectively.

                                 6. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund
III and First Trust Exchange-Traded Fund IV have a $220 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. Prior to March 9, 2017, the commitment amount was $180 million. Prior to
December 16, 2016, the commitment amount was $140 million. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the year ended October 31, 2017.

                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.

                                                                         Page 19

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2017

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/CONFLUENCE SMALL CAP
VALUE FUND:

We have audited the accompanying statement of assets and liabilities of First
Trust/Confluence Small Cap Value Fund (the "Fund"), a series of the First Trust
Series Fund, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First
Trust/Confluence Small Cap Value Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2017

                                                                         Page 21


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the
Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov;
and (4) for review and copying at the SEC's Public Reference Room ("PRR") in
Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 100.00% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2017. 100.00% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2017, qualify for corporate dividends received deduction available to corporate shareholders.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

BDC RISK: The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDCs held by the Fund may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

CONCENTRATION RISK: A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

EQUITY SECURITIES RISK: Because the Fund invests in equity securities, the value of Fund shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK: Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

HEALTH CARE COMPANIES RISK: Health care companies are companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services.
These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

INDUSTRIALS AND PRODUCER DURABLES COMPANIES RISK: The Fund invests in the securities of industrials and producer durables companies, which convert unfinished goods into finished durables used to manufacture other goods or provide services. These companies produce electrical equipment and components, industrial products, manufactured housing and telecommunications equipment.
General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2017 (UNAUDITED)

INVESTMENT COMPANIES RISK: If the Fund invests in investment companies, Fund shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the investment companies. Also, the investment companies are subject to the risks of the underlying securities that they hold.
In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and closed-end investment companies. Closed-end investment companies may be leveraged, in which case the value and/or yield of their shares will tend to be more volatile than shares of unleveraged funds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). Moreover, shares of closed-end investment companies and ETFs may be sold at a discount from their net asset value.

MARKET CAPITALIZATION RISK: The Fund normally invests at least 80% of its assets in Small-Cap Companies. Because the market capitalization is measured at the time of its initial purchase, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the market capitalization range.
Because of market movement, there can be no assurance that the securities held by the Fund will stay within the given market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

MARKET RISK: Market risk is the risk that a particular security owned by the
Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

REAL ESTATE INVESTMENT RISK: The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions;
decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

REIT INVESTMENT RISK: Because the Fund invests in REITs, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL CAP RISK: The Fund invests in Small-Cap Companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and dependence on a few key people, and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of
Small-Cap Companies may be less liquid than those of larger companies.

SMALL FUND RISK: The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the portfolio managers believe are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

                                                                         Page 23


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2017 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees (the "Board") of First Trust Series Fund (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust/Confluence Small Cap Value Fund (the "Fund"), and
First Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment
Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the
Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Confluence Investment Management LLC (the "Sub-Advisor") for a
one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The
Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and
information on the Advisor's and the Sub-Advisor's compliance programs. The
Board reviewed initial materials with the Advisor at the meeting held on April
24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the
Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the
Sub-Advisor manage the Fund and knowing the Fund's advisory fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the
Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the
Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted
that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory
Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the
Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Board's prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the
Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board considered that the
Advisor and Sub-Advisor agreed to extend the current expense caps for each share class through February 28, 2019 and agreed to keep the long-term expense cap in place from March 1, 2019 through February 28, 2028. The Board noted that fees waived or expenses borne by the Advisor and Sub-Advisor are subject to


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2017 (UNAUDITED)

reimbursement by the Fund for up to three years from the date the expense was incurred or fees were waived, but no reimbursement payment would be made by the
Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time of the reimbursement or at the time the expenses were borne or the fees were waived by the Advisor and Sub-Advisor. The
Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, as well as the limitations in creating a relevant peer group for the Fund, including that (i) all of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds, and some of the peer funds are part of a larger fund complex that may allow for additional economies of scale and (ii) most of the peer funds do not employ an unaffiliated advisor/sub-advisor management structure. The
Board took these limitations into account in considering the peer data. Based on the information provided, the Board noted that the advisory fee rate payable by the Fund was above the median advisory fee of the peer funds in the MPI Peer
Group. The Board noted that the Fund's total (net) expense ratio (Class A shares) was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the
Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to two benchmark indexes. Based on the information provided, the Board noted that the
Fund (Class A shares) underperformed the MPI Peer Group average and both benchmark indexes for the one-and five-year periods ended December 31, 2016, and outperformed the MPI Peer Group average and one of the benchmark indexes, but underperformed the other benchmark index for the three-year period ended
December 31, 2016. The Board noted information provided by the Advisor on reasons for the Fund's recent underperformance.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the
Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December
31, 2016 and the estimated profitability level for the Fund calculated by the
Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable.
In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that First
Trust receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered that many of the Sub Advisor's costs are fixed, allowing for economies of scale with regard to certain costs. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted
that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the
Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor and one of its affiliates from their relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements, and considered a summary of such arrangements.
The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                                                         Page 25


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,             TERM OF OFFICE                                                 FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND            AND LENGTH OF              PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST            SERVICE                  DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician, Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,            o Since Trust       Limited Partnership (June 1992 to
  Suite 400                        Inception         December 2016); Member, Sportsmed
Wheaton, IL 60187                                    LLC (April 2007 to November 2015)
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Indefinite Term   President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                        (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,            o Since Trust                                                                   Inc., ADM
  Suite 400                        Inception                                                                     Investor Services
Wheaton, IL 60187                                                                                                International,
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee         o Indefinite Term   President, Hibs Enterprises (Financial           151        Director of Trust
c/o First Trust Advisors L.P.                        and Management Consulting)                                  Company of
120 E. Liberty Drive,            o Since Trust                                                                   Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Indefinite Term   Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,            o Since Trust       Harapan Educational Foundation                              Transport, Inc.
  Suite 400                        Inception         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                    President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014),
                                                     Dew Learning LLC (Educational Products
                                                     and Services); President (June 2002 to
                                                     June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer, First Trust             151        None
Chairman of the Board                                Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,            o Since Trust       L.P.; Chairman of the Board of Directors,
  Suite 400                        Inception         BondWave LLC (Software Development
Wheaton, IL 60187                                    Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                        (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position of Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2017 (UNAUDITED)


                              POSITION AND            TERM OF OFFICE
    NAME, ADDRESS               OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief        o Indefinite Term       Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                  (January 2016 to Present), Controller (January 2011
  Suite 400                                        o Since January 2016    to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                          to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                              Trust Portfolios L.P.; Chief Financial Officer
                                                                           (January 2016 to Present), BondWave LLC
                                                                           (Software Development Company); and Stonebridge
                                                                           Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief           o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Financial Officer and                              President (April 2012 to July 2016), First Trust
  Suite 400             Chief Accounting Officer   o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72

W. Scott Jardine        Secretary and Chief        o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                      First Trust Portfolios L.P.; Secretary and General
  Suite 400                                        o Since Trust           Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                    Inception             Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist     Vice President             o Indefinite Term       Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                      First Trust Portfolios L.P.
  Suite 400                                        o Since Trust
Wheaton, IL 60187                                    Inception
D.O.B: 02/70

Kristi A. Maher         Chief Compliance           o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   Officer and                                        and First Trust Portfolios L.P.
  Suite 400             Assistant Secretary        o Chief Compliance
Wheaton, IL 60187                                    Officer since
D.O.B.: 12/66                                        January 2011

                                                   o Assistant Secretary
                                                     since Trust Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 27


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2017 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19810

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]

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FIRST TRUST

        First Trust Short Duration
        High Income Fund
        -----------------------------------------
        Annual Report
        For the Year Ended October 31, 2017

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                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
First Trust Short Duration High Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisors may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance.

By reading the portfolio commentary by the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of
First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust Short Duration High Income Fund
(the "Fund").

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31,
2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016
(Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index")
posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017 is the second longest in history. While we are optimistic about the U.S.
economy, we are aware that no one can know how markets will perform in different economic environments. We are also upbeat about the potential for world economic growth turning higher. While no one can predict the future, the International
Monetary Fund sees world real gross domestic product rising by an estimated 0.5 percentage points from the 3.2% posted in 2016 to the 3.7% it is projecting for
2018.

We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1

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FIRST TRUST SHORT DURATION HIGH INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2017 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
FIRST TRUST SHORT DURATION HIGH                 NET ASSET
   INCOME FUND                                 VALUE (NAV)
-----------------------------------------------------------
Class A (FDHAX)                                  $20.00
Class C (FDHCX)                                  $19.98
Class I (FDHIX)                                  $20.00
-----------------------------------------------------------

-----------------------------------------------------------
                                         % OF SENIOR LOANS
                                             AND OTHER
CREDIT QUALITY(1)                       DEBT SECURITIES(2)
-----------------------------------------------------------
BBB-                                                4.4%
BB+                                                 1.8
BB                                                  8.5
BB-                                                16.4
B+                                                 17.7
B                                                  20.8
B-                                                 12.8
CCC+                                                7.1
CCC                                                 4.8
CCC-                                                0.6
D                                                   1.0
Not Rated                                           4.0
Private                                             0.1
                                                 ------
                                        Total     100.0%
                                                 ======

-----------------------------------------------------------
                                         % OF SENIOR LOANS
                                             AND OTHER
TOP TEN ISSUERS                            SECURITIES(2)
-----------------------------------------------------------
Caesars Growth Partners LLC                         3.8%
Valeant Pharmaceuticals International, Inc.         3.2
Caesers Entertainment Reports Properies LLC         3.1
Energy Future Intermediate Holding Co.              2.9
CHS/Community Health Systems, Inc.                  2.7
BMC Software Finance, Inc.                          2.6
Tenet Healthcare Corp.                              2.3
ClubCorp Club Operations, Inc.                      2.1
Amaya Holdings B.V.                                 2.1
MPH Acquisition Holdings LLC                        2.0
                                                 ------
                                        Total      26.8%
                                                 ======

-----------------------------------------------------------
                                         % OF SENIOR LOANS
                                             AND OTHER
INDUSTRY CLASSIFICATION                    SECURITIES(2)
-----------------------------------------------------------
Hotels, Restaurants & Leisure                      19.8%
Health Care Providers & Services                   16.4
Software                                            8.7
Pharmaceuticals                                     8.6
Media                                               6.0
Diversified Telecommunication Services              3.9
Containers & Packaging                              3.4
Electric Utilities                                  3.3
Food & Staples Retailing                            3.0
Life Sciences Tools & Services                      3.0
Professional Services                               2.0
Food Products                                       1.9
Insurance                                           1.7
Commercial Services & Supplies                      1.6
Oil, Gas & Consumable Fuels                         1.6
Building Products                                   1.4
Health Care Equipment & Supplies                    1.4
Real Estate Management & Development                1.3
Diversified Financial Services                      1.2
Capital Markets                                     1.2
Trading Companies & Distributors                    1.2
Specialty Retail                                    1.0
Diversified Consumer Services                       1.0
Wireless Telecommunication Services                 0.9
Metals & Mining                                     0.8
Diversified Business Services                       0.6
Equity Real Estate Investment Trusts (REITs)        0.5
Chemicals                                           0.4
Independent Power and Renewable
   Electricity Producers                            0.4
Auto Components                                     0.4
Road & Rail                                         0.3
Semiconductors & Semiconductor Equipment            0.3
Technology Hardware, Storage & Peripherals          0.2
Automobiles                                         0.2
Aerospace & Defense                                 0.2
Machinery                                           0.1
IT Services                                         0.1
Consumer Finance                                    0.0*
Construction Materials                              0.0*
Communications Equipment                            0.0*
                                                 ------
                                        Total     100.0%
                                                 ======

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                                              CLASS         CLASS        CLASS
DIVIDEND DISTRIBUTIONS                       A SHARES      C SHARES     I SHARES
--------------------------------------------------------------------------------
Current Monthly Distribution per Share (3)   $0.0758       $0.0633      $0.0800
Current Distribution Rate on NAV (4)          4.55%         3.80%        4.80%

* Amount represents less than 0.1%.

(1)   The ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization
      (NRSRO) of the creditworthiness of an issuer with respect to its debt obligations. Ratings are measured on a scale that generally ranges from
      AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

(2)   Percentages are based on long-term positions. Money market funds are excluded.

(3)   Most recent distribution paid or declared through 10/31/2017. Subject to change in the future.

(4)   Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by
      NAV as of 10/31/2017. Subject to change in the future.

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FIRST TRUST SHORT DURATION HIGH INCOME FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2017 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the ICE BofAML US High Yield Constrained Index(a),
          the S&P/LSTA Leveraged Loan Index and the Blended Index(b)
          from 11/1/2012 through 10/31/2017.


              First Trust Short                           ICE BofAML US
            Duration High Income        Blended       High Yield Constrained       S&P/LSTA Leveraged
            Fund - Class I Shares      Index (a)          Index ("HUC0")          Loan Index ("SPBDAL")
1/11/12            $10,000              $10,000              $10,000                     $10,000
4/30/13             10,613               10,548               10,713                      10,384
10/31/13            10,811               10,705               10,869                      10,542
4/30/14             11,037               11,082               11,386                      10,783
10/31/14            11,178               11,198               11,504                      10,896
4/30/15             11,460               11,411               11,679                      11,144
10/31/15            11,282               11,112               11,270                      10,947
4/30/16             11,511               11,326               11,524                      11,120
10/31/16            11,929               12,042               12,418                      11,664
4/30/17             12,292               12,551               13,096                      12,015
10/31/17            12,533               12,895               13,553                      12,255


(a)   Effective October 22, 2017, the index name changed from BofA Merrill Lynch
      US High Yield Constrained Index to ICE BofAML US High Yield Constrained
      Index.

(b)   The Blended Index return is a 50/50 split between the ICE BofAML US High
      Yield Constrained Index and the S&P/LSTA Leveraged Loan Index returns.


-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2017
-----------------------------------------------------------------------------------------------------------------------------
                                A SHARES               C SHARES               I SHARES          BLENDED
                           Inception 11/1/2012    Inception 11/1/2012    Inception 11/1/2012    INDEX*      HUC0*     SPBDAL*
-----------------------------------------------------------------------------------------------------------------------------
                                                             W/MAX
                                                             1.00%
                                        W/MAX              CONTINGENT
                             W/O        3.50%       W/O     DEFERRED             W/O              W/O        W/O        W/O
CUMULATIVE TOTAL            SALES       SALES      SALES     SALES              SALES            SALES      SALES      SALES
RETURNS                    CHARGES     CHARGE     CHARGES    CHARGE            CHARGES          CHARGES    CHARGES    CHARGES
1 Year                      4.79%       1.14%      4.01%     3.01%              5.06%            7.09%      9.14%      5.06%

AVERAGE ANNUAL TOTAL
RETURNS
Since Inception             4.35%       3.61%      3.57%     3.57%              4.61%            5.22%      6.27%      4.15%
30-Day SEC Yield(1)               3.58%                  2.95%                  3.95%              N/A        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------


* Since inception return is based on inception date of the Fund.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total returns with sales charges include payment of the maximum sales charge of 3.50% for Class A Shares, a contingent deferred sales charge ("CDSC")
of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for
Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

(1)   30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the
      Fund's expense ratio and generating a higher yield.

                                                                          Page 3

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PORTFOLIO COMMENTARY
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                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

The First Trust Advisors L.P. ("First Trust" or the "Advisors") Leveraged
Finance Team is comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October
31, 2017, the First Trust Leveraged Finance Team managed or supervised approximately $4.06 billion in senior secured bank loans and high-yield bonds.
These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, one UCITS fund and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER
SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
PETER FASONE, CFA, CPA - VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

MARKET RECAP

For the 12-months ending October 31, 2017, equities posted a strong return with the S&P 500(R) Index up 23.63%. Interest rates, as measured by the 10-year U.S.
Treasury bond, finished the fiscal year at 2.38% as of October 31, 2017, up from
1.83% at the start of the fiscal year. Overall, positive equity market returns, generally positive risk sentiment supported by relatively benign volatility, recent optimism surrounding the release of the GOP tax plan, and a stabilization in commodity prices have provided a firm backdrop for credit markets, in our view. Senior loans, as measured by the S&P/LSTA Leveraged Loan Index, were up
5.06% in the period while high-yield bonds, as measured by the ICE BofAML US
High Yield Constrained Index, were up 9.14%.

High-Yield Bond Market

The ICE BofAML US High Yield Constrained Index returned 9.14% for the 12-month period ending October 31, 2017, which compares to 10.18% for the prior fiscal year period. Additionally, the high-yield bond market experienced positive total returns in nine of the 12 months in the period.

High-yield bond spreads over U.S. Treasuries tightened 140 basis points ("bps")
to end the period at T+351 bps as of October 31, 2017. The long-term average spread over U.S. Treasuries is T+584 bps (December 1997 - October 2017).

Lower quality high-yield bonds outperformed higher quality high-yield bonds in the period, which was a continuation of the trend in the prior year period.
Lower quality CCC rated issues and below returned 14.62%, significantly outperforming higher quality B rated issues' return of 9.12% and BB rated issues' return of 7.69% in the fiscal period. The average price of high-yield bonds in the market entered the period at $99.10 and increased steadily for the better part of the year to end the period with an average price of $101.58.

Senior Loan Market

The S&P/LSTA Leveraged Loan Index returned 5.06% for the 12-month period ending
October 31, 2017, which compares to 6.54% for the prior fiscal year period. The senior loan market experienced positive total returns in 10 of the 12 months in the period.

Senior loan spreads over 3-month London Interbank Offered Rate ("LIBOR")
declined 85 bps during the period to L+407 bps. This compares favorably to the pre-credit crisis average spread of L+372 (December 1997 - June 2007) but is inside the long-term average spread of L+522 (December 1997 - October 2017).

Lower quality senior loans outperformed higher quality senior loans in the period, which was a continuation of the trend in the prior year period. Lower quality CCC rated issues returned 15.22%, significantly outperforming higher quality B rated issues' return of 5.13% and BB rated issues' return of 3.97% in the fiscal period ending October 31, 2017. The average price of senior loans in the market began the period at $97.17 and increased to end the period with an average price of $98.16.

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PORTFOLIO COMMENTARY (CONTINUED)
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                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

Default Rates

During the 12-month period ending October 31, 2017, default rates decreased within both the JP Morgan High-Yield Bond Universe and the S&P/LSTA Leveraged
Loan Index. The LTM ("Last Twelve Months") default rate within the high-yield bond market ended the period at 1.18% compared to the 3.59% default rate one year ago. Default activity declined during the period driven by the stabilization in commodity prices. The senior loan LTM default rate ended the period at 1.51% compared to the 1.95% default rate one year ago. We continue to believe the low default rates in both high-yield bonds and senior loans are reflective of the relatively sound financial condition of most companies, the lack of near-term debt maturities, and the strong backdrop of a healthy macroeconomic environment.

FUND PERFORMANCE

The Fund's I share class returned 5.06% over the last 12 months, which underperformed the Blended Benchmark return of 7.09% (comprised of 50% S&P/LSTA
Leveraged Loan Index and 50% ICE BofAML US High Yield Constrained Index) over the same time period.

The Fund's most recent monthly distribution, on October 31, 2017, of $0.08 per share remained unchanged from the monthly distribution paid to Class I shareholders in October 2016. At the end of the period, the effective yield based on the Class I distributions for the trailing 12 months was 4.80% based on
NAV.

The Fund was generally underweight the highest credit quality issues, mainly issues rated BB- and above. This was beneficial to the Fund as the highest credit quality issues lagged in performance relative to the rest of the senior loan and high-yield bond markets. At the end of October 2016, the Fund held
34.47% in issues rated BB- or above compared to 48.62% for the Blended
Benchmark. One year later, those weightings moved to 31.34% and 45.71% for the
Fund and the Blended Benchmark, respectively, as of October 31, 2017. More than offsetting this tailwind was the Fund's underweight position to the energy (oil
& gas) and metals/mining industries, the Fund's overweight position to the healthcare industry, and the Fund's overweight allocation to senior loans relative to high-yield bonds. The Fund's underweight position to the energy (oil
& gas) industry detracted from performance as this industry was one of the best performing industries over the period with a 10.69% return in the high-yield portion of the Blended Benchmark and a 12.59% return within the senior loan portion of the Blended Benchmark.

If part of an issuer's investment premise relies on a commodity price, we believe this can create a high hurdle for inclusion in the portfolio. In times of strong commodity returns, like we have seen over the last year, our credit process can lead to periods of underperformance, however, over time, we believe the Fund will benefit from lower volatility and better risk adjusted returns.
This rigorous process also tends to lead to an overweight position to the healthcare industry, which tends to be a more defensive industry. The healthcare industry typically lags during a period of market tightening due to the defensive non-cyclical nature of the industry, and this cycle has been no different. As a result, the healthcare industry returned 7.93% within the high-yield portion of the Blended Benchmark and returned 5.95% within the senior loan portion of the Blended Benchmark, respectively, over the period.

Finally, the Fund's senior loan allocation was a headwind to performance as senior loans underperformed high-yield bonds over the period. However, the Fund did decrease its allocation to senior loans by 442 bps during the fiscal year to end October 2017 at 61.74%. This compares to the 50/50 split between senior loans and high-yield bonds within the Blended Benchmark. That said, we continue to find value in certain parts of the senior loan market as the difference in yield-to-maturity between senior loans and high-yield bonds remains tight relative to historic levels (bonds yield 0.88% more than loans today vs the long-term average of 2.28% since January 31, 1999) and senior loans offer the
Fund some protection in a rising rate environment by shortening duration given the floating rate characteristic of senior loans.

MARKET AND FUND OUTLOOK

While spreads within the high-yield bond market are tight relative to historical norms, we believe there is room for further tightening throughout the cycle given that spreads remain wide of the tight spreads experienced at the top of the last cycle of T+245 in May 2007. Moreover, the default rate within the high-yield bond market has been declining. We believe the low default rate is reflective of the relatively sound financial condition of most companies and the strong backdrop of a healthy macroeconomic environment.

                                                                          Page 5

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PORTFOLIO COMMENTARY (CONTINUED)
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                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

We believe that with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher during the rest of 2017 and into 2018. Importantly, the default rate for senior loans remains low, at 1.51%
and we believe it is likely to remain low given the overall health of the U.S.
economy. This is below the long-term average default rate of 3.04% (March 1999 -
October 2017).

We believe that the favorable backdrop for the macro economy will persist for the near to intermediate term and that we are in a healthy part of the economic cycle to own high-yield bonds and senior loans. We also believe that the current cycle continues to have a long runway. Specifically, we believe senior loans, given their senior secured position in the capital structure, floating interest rate, attractive income and low default rate are well positioned as we move through 2017 and into 2018. We also believe that high-yield bonds should continue to perform well given their mid-cycle valuations and declining default rate. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.


FIRST TRUST SHORT DURATION HIGH INCOME FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of the First Trust Short Duration High Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and
other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses
Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transactional costs were included, your costs would have been higher.


             -----------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL
                           ACTUAL EXPENSES                           (5% RETURN BEFORE EXPENSES)
             --------------------------------------------    --------------------------------------------
             BEGINNING       ENDING        EXPENSES PAID     BEGINNING       ENDING        EXPENSES PAID
              ACCOUNT       ACCOUNT        DURING PERIOD      ACCOUNT       ACCOUNT        DURING PERIOD      ANNUALIZED
               VALUE         VALUE          5/1/2017 -         VALUE         VALUE          5/1/2017 -         EXPENSE
             5/1/2017      10/31/2017     10/31/2017 (a)     5/1/2017      10/31/2017     10/31/2017 (a)      RATIOS (b)
             -----------------------------------------------------------------------------------------------------------
Class A      $1,000.00     $ 1,018.30       $    6.51        $1,000.00     $ 1,018.75       $    6.51            1.28%
Class C       1,000.00       1,014.50           10.31         1,000.00       1,014.97           10.31            2.03
Class I       1,000.00       1,019.60            5.24         1,000.00       1,020.01            5.24            1.03


(a)   Expenses are equal to the annualized expense ratios as indicated in the table, multiplied by the average account value over the period (May 1,
      2017 through October 31, 2017), multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

                                                                          Page 7


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017


  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 59.3%

               AEROSPACE & DEFENSE - 0.2%
$     331,548  Transdigm, Inc., Term Loan F - Extended, 1 Mo.
                  LIBOR + 3.00%, 0.75% Floor......................     4.24%         06/09/23      $      332,834
      178,538  Transdigm, Inc., Term Loan F - Extended, 3 Mo.
                  LIBOR + 3.00%, 0.75% Floor......................     4.33%         06/09/23             179,231
                                                                                                   --------------
                                                                                                          512,065
                                                                                                   --------------
               AGRICULTURAL PRODUCTS - 0.0%
       28,421  Dole Foods Co., Term Loan B, 1 Mo. LIBOR
                  + 2.75%, 1.00% Floor............................     3.99%         04/06/24              28,528
       56,842  Dole Foods Co., Term Loan B, 2 Mo. LIBOR
                  + 2.75%, 1.00% Floor............................     4.02%         04/06/24              57,055
        4,169  Dole Foods Co., Term Loan B, 3 Mo. LIBOR
                  + 2.75%, 1.00% Floor............................     4.08%         04/06/24               4,184
            6  Dole Foods Co., Term Loan B, 3 Mo. PRIME
                  + 1.75%, 1.00% Floor............................     6.00%         04/06/24                   6
                                                                                                   --------------
                                                                                                           89,773
                                                                                                   --------------
               ALTERNATIVE CARRIERS - 0.4%
    1,000,000  Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                  1 Mo. LIBOR + 2.25%, 0.00% Floor................     3.49%         02/22/24           1,003,390
                                                                                                   --------------
               APPLICATION SOFTWARE - 2.9%
      729,600  CCC Information Resources, Inc., Term Loan B,
                  1 Mo. LIBOR + 3.00%, 1.00% Floor................     4.25%         03/31/24             732,336
      367,078  Hyland Software, Term 3 Loan, 1 Mo. LIBOR
                  + 3.25%, 0.75% Floor............................     4.49%         07/01/22             370,444
      693,809  Informatica Corp. (Ithacalux S.A.R.L), Dollar Term
                  Loan, 3 Mo. LIBOR + 3.50%, 1.00% Floor..........     4.83%         08/05/22             694,968
    2,061,659  JDA Software Group (RP Crown Parent, Inc.), Term
                  Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor........     4.24%         10/12/23           2,070,256
      905,171  Kronos, Inc., Term Loan B, 3 Mo. LIBOR + 3.50%,
                  1.00% Floor.....................................     4.81%         11/01/23             911,218
      188,927  LANDesk Software, Inc., Term Loan B, 1 Mo.
                  LIBOR + 4.25%, 1.00% Floor......................     5.50%         01/18/24             184,204
       60,190  Micro Focus International (MA Finance LLC),
                  MA Finance TLB3, 1 Mo. LIBOR + 2.75%,
                  0.00% Floor.....................................     3.99%         06/21/24              60,378
      406,477  Micro Focus International (MA Finance LLC),
                  Seattle Spinco TLB, 1 Mo. LIBOR + 2.75%,
                  0.00% Floor.....................................     3.99%         06/21/24             407,749
        2,626  Mitchell International, Inc., Initial Term Loan,
                  2 Mo. LIBOR + 3.50%, 1.00% Floor................     4.81%         10/13/20               2,650
    1,037,577  Mitchell International, Inc., Initial Term Loan,
                  3 Mo. LIBOR + 3.50%, 1.00% Floor................     4.88%         10/13/20           1,047,092
      342,000  Qlik Technologies (Project Alpha Intermediate
                  Holdings, Inc.), Term Loan B, 6 Mo. LIBOR
                  + 3.50%, 1.00% Floor............................     5.04%         04/26/24             334,093
                                                                                                   --------------
                                                                                                        6,815,388
                                                                                                   --------------
               ASSET MANAGEMENT & CUSTODY BANKS - 0.7%
      359,100  First Eagle Investment Management, Term Loan B,
                  2 Mo. LIBOR + 3.00%, 0.75% Floor................     4.36%         12/01/22             361,904


Page 8                  See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               ASSET MANAGEMENT & CUSTODY BANKS (CONTINUED)
$     120,037  Guggenheim Partners Investment Management
                  Holdings LLC, Term Loan B, 1 Mo. LIBOR
                  + 2.75%, 0.75% Floor............................     3.99%         07/22/23      $      120,638
    1,097,292  Victory Capital Holdings (VCH Holdings LLC),
                  Initial Term Loan, 3 Mo. LIBOR + 5.25%,
                  1.00% Floor.....................................     6.58%         10/31/21           1,115,123
                                                                                                   --------------
                                                                                                        1,597,665
                                                                                                   --------------
               AUTO PARTS & EQUIPMENT - 0.3%
      399,759  Gates Global LLC, Term Loan B, 3 Mo. LIBOR
                  + 3.25%, 1.00% Floor............................     4.58%         03/30/24             402,309
      390,711  Tower Automotive Holdings USA LLC, Term Loan B,
                  1 Mo. LIBOR + 2.75%, 0.00% Floor................     4.00%         03/06/24             392,012
                                                                                                   --------------
                                                                                                          794,321
                                                                                                   --------------
               BROADCASTING - 0.1%
       44,109  Cumulus Media Holdings, Inc., Term Loan, 1 Mo.
                  LIBOR + 3.25%, 1.00% Floor......................     4.50%         12/23/20              38,264
      251,256  Tribune Media Co., Extended Term Loan C, 1 Mo.
                  LIBOR + 3.00%, 0.75% Floor......................     4.24%         01/27/24             251,648
       20,159  Tribune Media Co., Term B Loan, 1 Mo. LIBOR
                  + 3.00%, 0.75% Floor............................     4.24%         12/27/20              20,178
                                                                                                   --------------
                                                                                                          310,090
                                                                                                   --------------
               BUILDING PRODUCTS - 1.0%
       86,913  Beacon Roofing Supply, Term Loan B, 1 Mo. LIBOR
                  + 2.25%, 0.00% Floor............................     3.49%         01/02/25              87,456
    2,323,352  Quikrete Holdings, Inc., Term Loan B, 1 Mo. LIBOR
                  + 2.75%, 0.00% Floor............................     3.99%         11/15/23           2,333,668
                                                                                                   --------------
                                                                                                        2,421,124
                                                                                                   --------------
               CABLE & SATELLITE - 0.3%
      553,846  UPC Financing Partnership, Term Loan AR, 1 Mo.
                  LIBOR + 2.50%, 0.00% Floor......................     3.73%         01/15/26             555,463
      130,000  Virgin Media Finance PLC, Term Loan I, 1 Mo.
                  LIBOR + 2.75%, 0.00% Floor......................     3.99%         01/31/25             130,488
                                                                                                   --------------
                                                                                                          685,951
                                                                                                   --------------
               CASINOS & GAMING - 9.1%
       89,063  Amaya Holdings B.V., 2nd Lien TL, 3 Mo. LIBOR
                  + 7.00%, 1.00% Floor............................     8.33%         07/31/22              90,398
    4,640,577  Amaya Holdings B.V., Term Loan B, 3 Mo. LIBOR
                  + 3.50%, 1.00% Floor............................     4.83%         08/01/21           4,671,159
      134,400  Aristocrat Technologies, Incremental 2024 Term Loan,
                  3 Mo. LIBOR + 2.00%, 0.00% Floor................     3.36%         09/30/24             135,005
    5,103,286  Caesars Entertainment Resort Properties LLC, Term
                  Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor........     4.74%         10/04/20           5,106,042
    3,738,980  Caesars Growth Partners LLC, 2017 Term Loan,
                  1 Mo. LIBOR + 3.00%, 1.00% Floor................     4.24%         05/08/21           3,739,765
    4,400,000  Caesars Resort Collection, Term Loan B,
                  1 Mo. LIBOR + 2.75%, 0.00% Floor................     3.99%         09/28/24           4,426,708
      319,897  Golden Nugget, Term Loan B, 1 Mo. LIBOR
                  + 3.25%, 0.75% Floor............................     4.49%         10/04/23             323,051


                        See Notes to Financial Statements                Page 9


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               CASINOS & GAMING (CONTINUED)
$     422,228  Golden Nugget, Term Loan B, 2 Mo. LIBOR + 3.25%,
                  0.75% Floor.....................................     4.55%         10/04/23      $      426,391
    2,543,240  VICI Properties (Caesars), Term Loan B, 1 Mo.
                  LIBOR + 3.50%, 0.00% Floor......................     4.75%         10/15/22           2,545,046
                                                                                                   --------------
                                                                                                       21,463,565
                                                                                                   --------------
               COAL & CONSUMABLE FUELS - 0.2%
      232,478  Arch Coal, Inc., Initial Term Loan, 1 Mo. LIBOR +
                  3.25%, 1.00% Floor..............................     4.49%         03/07/24             234,658
      183,602  Peabody Energy Corp., Term Loan, 1 Mo. LIBOR
                  + 3.50%, 1.00% Floor............................     4.74%         03/31/22             184,806
                                                                                                   --------------
                                                                                                          419,464
                                                                                                   --------------
               COMMERCIAL PRINTING - 0.0%
       85,500  Multi-Color Corp., Term Loan B, 1 Mo. LIBOR
                  + 2.25%, 0.00% Floor............................     3.49%         11/01/24              86,034
                                                                                                   --------------
               DIVERSIFIED CHEMICALS - 0.1%
      184,211  Ineos US Finance LLC, Term Loan B, 1 Mo. LIBOR
                  + 2.00%, 0.00% Floor............................     3.24%         03/31/24             184,327
                                                                                                   --------------
               DIVERSIFIED SUPPORT SERVICES - 0.8%
      325,276  Brickman Group Holdings, Inc., Initial Term Loan
                  (First Lien), 1 Mo. LIBOR + 3.00%, 1.00% Floor..     4.24%         12/18/20             776,616
        1,915  Brickman Group Holdings, Inc., Initial Term Loan
                  (First Lien), 2 Mo. LIBOR + 3.00%, 1.00% Floor..     4.31%         12/18/20               4,572
      398,843  Brickman Group Holdings, Inc., Initial Term Loan
                  (First Lien), 3 Mo. LIBOR + 3.00%, 1.00% Floor..     4.38%         12/18/20             952,263
      179,640  Brickman Group Holdings, Inc., Second Lien Term
                  Loan, 1 Mo. LIBOR + 6.50%, 1.00% Floor..........     7.74%         12/17/21             180,186
                                                                                                   --------------
                                                                                                        1,913,637
                                                                                                   --------------
               ELECTRIC UTILITIES - 3.1%
      752,646  Dayton Power & Light Co., Term Loan B, 1 Mo.
                  LIBOR + 3.25%, 0.75% Floor......................     4.50%         08/24/22             761,587
    6,433,623  Energy Future Intermediate Holding Co., DIP Term
                  Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor..........     4.24%         06/28/18           6,473,834
                                                                                                   --------------
                                                                                                        7,235,421
                                                                                                   --------------
               ENVIRONMENTAL & FACILITIES SERVICES - 0.5%
      387,828  PSSI (Packers Holdings LLC), PCKHLD TL B 1L
                  USD, 1 Mo. LIBOR + 3.50%, 1.00% Floor...........     4.73%         12/02/21             391,706
      770,040  WTG Holdings III Corp. (EWT Holdings III Corp.),
                  Term Loan (First Lien), 3 Mo. LIBOR + 3.75%,
                  1.00% Floor.....................................     5.08%         01/15/21             775,815
                                                                                                   --------------
                                                                                                        1,167,521
                                                                                                   --------------
               FOOD DISTRIBUTORS - 0.2%
      248,750  TKC Holdings, Inc., Term Loan B, 2 Mo. LIBOR
                  + 4.25%, 1.00% Floor............................     5.52%         01/31/23             251,238
      296,250  US Foods, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                  0.75% Floor.....................................     4.00%         06/27/23             298,534
                                                                                                   --------------
                                                                                                          549,772
                                                                                                   --------------


Page 10                 See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               FOOD RETAIL - 1.2%
$     954,391  Albertsons LLC, Term Loan B5, 3 Mo. LIBOR
                  + 3.00%, 0.75% Floor............................     4.33%         12/21/22      $      923,269
    1,881,617  Albertsons LLC, Term Loan B6, 3 Mo. LIBOR
                  + 3.00%, 0.75% Floor............................     4.32%         06/22/23           1,821,255
                                                                                                   --------------
                                                                                                        2,744,524
                                                                                                   --------------
               HEALTH CARE EQUIPMENT - 0.3%
      318,841  DJO Finance LLC (ReAble Therapeutics Finance
                  LLC), Initial Term Loan, 1 Mo. LIBOR + 3.25%,
                  1.00% Floor.....................................     4.49%         06/08/20             318,908
      326,309  DJO Finance LLC (ReAble Therapeutics Finance
                  LLC), Initial Term Loan, 3 Mo. LIBOR + 3.25%,
                  1.00% Floor.....................................     4.59%         06/08/20             326,378
       99,750  Kinetic Concepts, Inc. (Acelity L.P., Inc.), Term
                  Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor........     4.58%         01/31/24              99,600
                                                                                                   --------------
                                                                                                          744,886
                                                                                                   --------------
               HEALTH CARE FACILITIES - 1.3%
      201,207  Acadia Healthcare Co., Inc., Term Loan B1, 1 Mo.
                  LIBOR + 2.75%, 0.75% Floor......................     3.99%         02/11/22             202,340
      122,813  Acadia Healthcare Co., Inc., Term Loan B2, 1 Mo.
                  LIBOR + 2.75%, 0.75% Floor......................     3.99%         02/16/23             123,388
    1,422,116  CHS/Community Health Systems, Inc., Incremental
                  2021 Term H Loan, 3 Mo. LIBOR + 3.00%,
                  1.00% Floor.....................................     4.32%         01/27/21           1,374,447
      355,908  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B,
                  3 Mo. LIBOR + 3.00%, 1.00% Floor................     4.32%         06/01/22             357,022
          101  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B,
                  3 Mo. PRIME + 2.00%, 1.00% Floor................     6.25%         06/01/22                 101
      868,837  Kindred Healthcare, Inc., New Term Loan,
                  3 Mo. LIBOR + 3.50%, 1.00% Floor................     4.88%         04/09/21             871,009
      237,891  National Veterinary Associates (NVA Holdings, Inc.),
                  Term Loan B2, 3 Mo. LIBOR + 3.50%, 1.00%
                  Floor...........................................     4.83%         08/14/21             239,973
                                                                                                   --------------
                                                                                                        3,168,280
                                                                                                   --------------
               HEALTH CARE SERVICES - 4.6%
      944,072  21st Century Oncology, Inc., Tranche B Term Loan,
                  3 Mo. LIBOR + 6.13%, 1.00% Floor (c)............     7.47%         04/30/22             887,427
       62,400  Air Medical Group Holdings, Inc., New Term Loan B,
                  1 Mo. LIBOR + 4.25%, 1.00% Floor................     5.49%         09/30/24              62,673
       98,751  Air Medical Group Holdings, Inc., Term Loan B1,
                  1 Mo. LIBOR + 4.00%, 1.00% Floor................     5.24%         04/28/22              99,121
      820,619  Air Methods Corp. (ASP AMC Intermediate
                  Holdings, Inc.), Term Loan B, 3 Mo. LIBOR
                  + 3.50%, 1.00% Floor............................     4.83%         04/13/24             818,567
      709,697  CareCore National LLC, Term Loan B, 1 Mo. LIBOR
                  + 4.00%, 1.00% Floor............................     5.24%         03/06/21             710,584
          907  CHG Healthcare Services, Inc., Term Loan B, 2 Mo.
                  LIBOR + 3.25%, 1.00% Floor......................     4.56%         06/07/23                 915


                        See Notes to Financial Statements                Page 11


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               HEALTH CARE SERVICES (CONTINUED)
$     356,465  CHG Healthcare Services, Inc., Term Loan B, 3 Mo.
                  LIBOR + 3.25%, 1.00% Floor......................     4.63%         06/07/23      $      359,584
    1,107,270  Curo Health Services Holdings, Inc., Term Loan B,
                  3 Mo. LIBOR + 4.00%, 1.00% Floor................     5.31%         02/05/22           1,107,967
    1,127,280  DuPage Medical Group, Initial Term Loan, 3 Mo.
                  LIBOR + 3.00%, 0.75% Floor......................     4.32%         08/15/24           1,131,508
      170,569  Envision Healthcare Corp. (Emergency Medical
                  Services Corp.), Term Loan B, 1 Mo. LIBOR
                  + 3.00%, 0.75% Floor............................     4.25%         12/01/23             171,209
      198,004  ExamWorks Group, Inc., Term Loan B, 1 Mo. LIBOR
                  + 3.25%, 1.00% Floor............................     4.49%         07/27/23             199,572
    1,293,941  Healogics, Inc. (CDRH Parent, Inc.), Initial Term
                  Loan (First Lien), 3 Mo. LIBOR + 4.25%, 1.00%
                  Floor...........................................     5.57%         07/01/21           1,080,441
      857,143  Surgery Centers Holdings, Inc., Term Loan B, 1 Mo.
                  LIBOR + 3.25%, 1.00% Floor......................     4.50%         06/30/24             849,214
    1,970,100  Team Health, Inc., Term Loan B, 1 Mo. LIBOR
                  + 2.75%, 1.00% Floor............................     3.99%         02/06/24           1,952,862
    1,521,016  U.S. Renal Care, Inc., Term Loan B, 3 Mo. LIBOR
                  + 4.25%, 1.00% Floor............................     5.58%         12/30/22           1,468,055
                                                                                                   --------------
                                                                                                       10,899,699
                                                                                                   --------------
               HOUSEHOLD APPLIANCES - 0.2%
       54,237  Traeger Grills, Delayed Draw Term Loan, 3 Mo.
                  LIBOR + 5.00%, 1.00% Floor (d)..................     2.50% (e)     09/25/24              54,780
      345,763  Traeger Grills, Closing Date Term Loan, 3 Mo.
                  LIBOR + 5.00%, 1.00% Floor......................     6.33%         09/30/24             349,220
                                                                                                   --------------
                                                                                                          404,000
                                                                                                   --------------
               HUMAN RESOURCE & EMPLOYMENT SERVICES - 0.2%
      427,500  Tempo Acquisition, Term Loan B, 1 Mo. LIBOR
                  + 3.00%, 0.00% Floor............................     4.24%         05/01/24             428,748
                                                                                                   --------------
               HYPERMARKETS & SUPER CENTERS - 1.4%
    3,060,065  BJ's Wholesale Club, Inc., 1st Lien Term Loan, 1 Mo.
                  LIBOR + 3.75%, 1.00% Floor......................     4.99%         01/31/24           2,979,738
      363,261  BJ's Wholesale Club, Inc., 2nd Lien Term Loan, 1 Mo.
                  LIBOR + 7.50%, 1.00% Floor......................     8.74%         01/26/25             350,547
                                                                                                   --------------
                                                                                                        3,330,285
                                                                                                   --------------
               INSURANCE BROKERS - 1.4%
      125,712  Confie Seguros Holding II Co., Term Loan B, 1 Mo.
                  LIBOR + 5.75%, 1.00% Floor......................     6.99%         04/19/22             124,534
    1,270,276  HUB International Ltd., Initial Term Loan (New),
                  3 Mo. LIBOR + 3.00%, 1.00% Floor................     4.31%         10/02/20           1,279,701
      753,905  National Financial Partners Corp., Term Loan B,
                  1 Mo. LIBOR + 3.50%, 1.00% Floor................     4.74%         01/08/24             761,210
    1,068,571  USI, Inc. (Compass Investors, Inc.), Term Loan B,
                  3 Mo. LIBOR + 3.00%, 0.00% Floor................     4.31%         05/15/24           1,070,794
                                                                                                   --------------
                                                                                                        3,236,239
                                                                                                   --------------


Page 12                 See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               INTEGRATED TELECOMMUNICATION SERVICES - 2.3%
$   3,672,788  Century Link (Qwest), Term Loan B, 1 Mo. LIBOR
                  + 2.75%, 0.00% Floor............................     2.75%         01/31/25      $    3,623,830
    1,675,317  Numericable U.S. LLC (Altice France S.A.), Term
                  Loan B12, 3 Mo. LIBOR + 3.00%, 0.00% Floor......     4.35%         01/06/26           1,675,702
                                                                                                   --------------
                                                                                                        5,299,532
                                                                                                   --------------
               LEISURE FACILITIES - 1.7%
    2,508,000  ClubCorp Club Operations, Inc., Term Loan B, 3 Mo.
                  LIBOR + 3.25%, 0.00% Floor......................     4.59%         08/31/24           2,517,405
    1,036,682  Planet Fitness Holdings LLC, Term Loan B, 1 Mo.
                  LIBOR + 3.00%, 0.75% Floor......................     4.24%         03/31/21           1,044,457
      338,301  Planet Fitness Holdings LLC, Term Loan B, 3 Mo.
                  LIBOR + 3.00%, 0.75% Floor......................     4.33%         03/31/21             340,839
                                                                                                   --------------
                                                                                                        3,902,701
                                                                                                   --------------
               LIFE SCIENCES TOOLS & SERVICES - 1.7%
      255,154  Immucor, Inc., Term Loan B (First Lien), 2 Mo.
                  LIBOR + 5.00%, 1.00% Floor......................     6.31%         06/25/21             259,859
      672,000  IMS Health, Inc. (Quintiles Transnational), Term B-2
                  Loan, 3 Mo. LIBOR + 2.00%, 0.00% Floor..........     3.32%         01/17/25             676,442
    1,048,125  Ortho-Clinical Diagnostics, Inc. (Crimson Merger
                  Sub, Inc.), Initial Term Loan, 3 Mo. LIBOR
                  + 3.75%, 1.00% Floor............................     5.08%         06/30/21           1,052,936
       84,000  Parexel (West Street Merger), Term Loan B, 1 Mo.
                  LIBOR + 3.00%, 0.00% Floor......................     4.24%         09/27/24              84,750
      458,929  Pharmaceutical Product Development, Inc., Term
                  Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor........     3.99%         08/18/22             461,366
      510,751  Pharmaceutical Product Development, Inc., Term
                  Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor........     4.08%         08/18/22             513,463
      930,692  Sterigenics International (STHI Intermediate Holding
                  Corp.), Term Loan B, 1 Mo. LIBOR + 3.00%,
                  1.00% Floor.....................................     4.24%         05/15/22             930,692
                                                                                                   --------------
                                                                                                        3,979,508
                                                                                                   --------------
               MANAGED HEALTH CARE - 0.6%
    1,464,292  MultiPlan, Inc. (MPH Acquisition Holdings LLC),
                  Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00%
                  Floor...........................................     4.33%         06/07/23           1,477,895
                                                                                                   --------------
               METAL & GLASS CONTAINERS - 0.4%
      461,244  Berlin Packaging LLC, Term Loan B, 1 Mo. LIBOR
                  + 3.25%, 1.00% Floor............................     4.49%         10/01/21             464,418
      149,755  Berlin Packaging LLC, Term Loan B, 1 Mo. LIBOR
                  + 3.25%, 1.00% Floor............................     4.50%         10/01/21             150,785
      365,402  Berlin Packaging LLC, Term Loan B, 3 Mo. LIBOR
                  + 3.25%, 1.00% Floor............................     4.59%         10/01/21             367,915
                                                                                                   --------------
                                                                                                          983,118
                                                                                                   --------------
               MOVIES & ENTERTAINMENT - 0.7%
      446,625  Creative Artists Agency LLC (CAA Holdings LLC),
                  Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00%
                  Floor...........................................     4.74%         02/15/24             451,091


                        See Notes to Financial Statements                Page 13


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               MOVIES & ENTERTAINMENT (CONTINUED)
$   1,166,346  Formula One (Delta 2 Lux S.A.R.L.), Facility B3
                  (USD) Loan, 1 Mo. LIBOR + 3.00%, 1.00%
                  Floor...........................................     4.24%         02/01/24      $    1,174,849
                                                                                                   --------------
                                                                                                        1,625,940
                                                                                                   --------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.1%
      377,825  American Energy Marcellus Holdings LLC (Ascent
                  Resources - Marcellus LLC), Initial Loan (First
                  Lien), 2 Mo. LIBOR + 4.25%, 1.00% Floor (g).....     5.49%         08/04/20             277,891
      472,222  American Energy Marcellus Holdings LLC (Ascent
                  Resources - Marcellus LLC), Initial Loan (Second
                  Lien), 1 Mo. LIBOR + 7.50%, 1.00% Floor (g).....     8.74%         08/04/21              29,221
                                                                                                   --------------
                                                                                                          307,112
                                                                                                   --------------
               OTHER DIVERSIFIED FINANCIAL SERVICES - 0.4%
      179,550  iPayment, Inc., Term Loan B, 3 Mo. LIBOR + 6.00%,
                  1.00% Floor.....................................     7.35%         04/11/23             181,345
      790,000  Wex, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                  0.00% Floor.....................................     3.99%         07/01/23             798,327
                                                                                                   --------------
                                                                                                          979,672
                                                                                                   --------------
               PACKAGED FOODS & MEATS - 1.0%
    1,485,000  Amplify Snack Brands, Inc., Term Loan B, 1 Mo.
                  LIBOR + 5.50%, 1.00% Floor......................     6.74%         08/31/23           1,475,259
      762,712  Post Holdings, Inc., Series A Incremental Term Loan,
                  1 Mo. LIBOR + 2.25%, 0.00% Floor................     3.60%         05/30/24             766,388
                                                                                                   --------------
                                                                                                        2,241,647
                                                                                                   --------------
               PAPER PACKAGING - 1.5%
    3,470,056  Reynolds Group Holdings, Inc., 2017 Incremental US
                  Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor.....     3.99%         02/05/23           3,489,558
                                                                                                   --------------
               PHARMACEUTICALS - 4.7%
      330,206  Akorn, Inc., Loan, 1 Mo. LIBOR + 4.25%, 1.00%
                  Floor...........................................     5.50%         04/16/21             331,444
    1,636,747  Amneal Pharmaceuticals LLC, Term Loan B, 3 Mo.
                  LIBOR + 3.50%, 1.00% Floor......................     4.83%         11/01/19           1,644,930
    1,122,764  Catalent Pharma Solutions, Inc., Term Loan B, 1 Mo.
                  LIBOR + 2.25%, 1.00% Floor......................     3.49%         05/20/24           1,132,588
    1,362,564  Concordia Healthcare Corp., Initial Dollar Term Loan,
                  1 Mo. LIBOR + 4.25%, 1.00% Floor (c)............     5.49%         10/21/21           1,134,525
    1,984,029  Endo Pharmaceuticals Holdings, Inc., Term Loan B,
                  1 Mo. LIBOR + 4.25%, 0.75% Floor................     5.50%         04/29/24           2,009,822
    2,178,079  Horizon Pharma, Inc., Term Loan B, 1 Mo. LIBOR
                  + 3.25%, 1.00% Floor............................     4.50%         03/29/24           2,182,849
    2,542,910  Valeant Pharmaceuticals International, Inc.,
                  Series F-1 Tranche B Term Loan, 1 Mo. LIBOR
                  + 4.75%, 0.75% Floor............................     5.99%         04/01/22           2,598,549
                                                                                                   --------------
                                                                                                       11,034,707
                                                                                                   --------------


Page 14                 See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               PROPERTY & CASUALTY INSURANCE - 0.5%
$     561,144  Cunningham Lindsey U.S., Inc., Initial Term Loan
                  (First Lien), 3 Mo. LIBOR + 3.75%, 1.25% Floor..     5.08%         12/10/19      $      550,387
      600,000  Sedgwick Claims Management Services, Inc., Initial
                  Loan (Second Lien), 1 Mo. LIBOR + 5.75%,
                  1.00% Floor.....................................     6.99%         02/28/22             605,250
                                                                                                   --------------
                                                                                                        1,155,637
                                                                                                   --------------
               REAL ESTATE SERVICES - 0.3%
      509,339  DTZ Worldwide LTD., 2015-1 Additional Term Loan,
                  3 Mo. LIBOR + 3.25%, 1.00% Floor................     4.57%         11/04/21             512,125
       31,450  DTZ Worldwide LTD., 2015-1 Additional Term Loan,
                  3 Mo. LIBOR + 3.25%, 1.00% Floor................     4.58%         11/04/21              31,622
      228,883  DTZ Worldwide LTD., 2015-1 Additional Term Loan,
                  3 Mo. LIBOR + 3.25%, 1.00% Floor................     4.63%         11/04/21             230,135
                                                                                                   --------------
                                                                                                          773,882
                                                                                                   --------------
               RESEARCH & CONSULTING SERVICES - 1.7%
    1,484,119  Acosta, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%,
                  1.00% Floor.....................................     4.49%         09/26/21           1,306,025
        2,878  Advantage Sales & Marketing, Inc., Initial Term Loan
                  (First Lien), 2 Mo. LIBOR + 3.25%, 1.00% Floor..     4.56%         07/23/21               2,721
    1,113,913  Advantage Sales & Marketing, Inc., Initial Term Loan
                  (First Lien), 3 Mo. LIBOR + 3.25%, 1.00% Floor..     4.63%         07/23/21           1,052,993
    1,691,500  Information Resources, Inc., Term Loan B, 3 Mo.
                  LIBOR + 4.25%, 1.00% Floor......................     5.62%         01/18/24           1,709,125
                                                                                                   --------------
                                                                                                        4,070,864
                                                                                                   --------------
               RESTAURANTS - 1.7%
    1,000,000  Portillo's Holdings LLC, Second Lien Term Loan,
                  3 Mo. LIBOR + 8.00%, 1.00% Floor................     9.33%         08/15/22           1,000,000
    2,575,175  Portillo's Holdings LLC, Term B Loan (First Lien),
                  3 Mo. LIBOR + 4.50%, 1.00% Floor................     5.83%         08/02/21           2,588,051
      415,714  Red Lobster Management LLC, Initial Term Loan
                  (First Lien), 1 Mo. LIBOR + 5.25%, 1.00% Floor..     6.49%         07/28/21             421,950
                                                                                                   --------------
                                                                                                        4,010,001
                                                                                                   --------------
               RETAIL REITS - 0.5%
    1,134,594  Capital Automotive LLC, 2nd Lien Term Loan, 1 Mo.
                  LIBOR + 6.00%, 1.00% Floor......................     7.25%         03/15/25           1,162,959
                                                                                                   --------------
               SECURITY & ALARM SERVICES - 0.2%
      538,670  Garda World Security Corp., Term Loan B, 3 Mo.
                  LIBOR + 4.00%, 1.00% Floor......................     5.31%         05/15/24             542,844
                                                                                                   --------------
               SEMICONDUCTORS - 0.3%
      711,027  Western Digital Corp., Term Loan B, 1 Mo. LIBOR
                  + 2.75%, 0.75% Floor............................     3.99%         04/29/23             713,160
                                                                                                   --------------
               SPECIALIZED CONSUMER SERVICES - 0.7%
    1,079,429  Asurion LLC, Replacement TL B-5, 1 Mo. LIBOR
                  + 3.00%, 0.00% Floor............................     4.24%         11/03/23           1,088,205


                        See Notes to Financial Statements                Page 15


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               SPECIALIZED CONSUMER SERVICES (CONTINUED)
$     250,000  Asurion LLC, Term Loan (Second Lien) 2017, 1 Mo.
                  LIBOR + 6.00%, 0.00% Floor......................     7.24%         07/31/25      $      257,970
      274,744  Asurion LLC, Term Loan B4, 1 Mo. LIBOR + 2.75%,
                  1.00% Floor.....................................     3.99%         08/04/22             276,760
                                                                                                   --------------
                                                                                                        1,622,935
                                                                                                   --------------
               SPECIALIZED FINANCE - 1.4%
    1,791,000  AlixPartners LLP, Term Loan B, 3 Mo. LIBOR
                  + 2.75%, 0.00% Floor............................     4.08%         04/04/24           1,798,845
    1,358,281  Duff & Phelps Corp., Restatement Term Loan, 3 Mo.
                  LIBOR + 3.25%, 1.00% Floor......................     4.61%         10/12/24           1,371,021
                                                                                                   --------------
                                                                                                        3,169,866
                                                                                                   --------------
               SPECIALTY CHEMICALS - 0.2%
      434,000  H.B. Fuller, Term Loan B, 1 Mo. LIBOR + 2.25%,
                  0.00% Floor.....................................     3.49%         10/20/24             436,352
       81,382  Platform Specialty Products Corp. (fka: Macdermid,
                  Inc.), Term Loan B6, 1 Mo. LIBOR + 3.00%,
                  1.00% Floor.....................................     4.24%         06/07/23              81,841
                                                                                                   --------------
                                                                                                          518,193
                                                                                                   --------------
               SPECIALTY STORES - 0.7%
       44,186  Party City Holdings, Inc., Term Loan B, 3 Mo.
                  LIBOR + 3.00%, 0.75% Floor......................     4.34%         08/19/22              44,297
      449,301  Party City Holdings, Inc., Term Loan B, 3 Mo.
                  LIBOR + 3.00%, 0.75% Floor......................     4.38%         08/19/22             450,423
      189,589  Party City Holdings, Inc., Term Loan B, 6 Mo.
                  LIBOR + 3.00%, 0.75% Floor......................     4.58%         08/19/22             190,063
    1,298,178  Toys "R" US-Delaware, Inc., Term B-2 Loan, 3 Mo.
                  LIBOR + 3.75%, 1.50% Floor (c)..................     5.25%         05/25/18             480,326
      166,667  Toys "R" US-Delaware, Inc., Term B-3 Loan, 3 Mo.
                  LIBOR + 3.75%, 1.50% Floor (c)..................     5.25%         05/25/18              61,667
      745,923  Toys "R" US-Delaware, Inc., Term B-4 Loan, 3 Mo.
                  LIBOR + 8.75%, 1.00% Floor (c)..................     10.07%        04/25/20             426,340
                                                                                                   --------------
                                                                                                        1,653,116
                                                                                                   --------------
               SYSTEMS SOFTWARE - 4.5%
      342,400  Applied Systems, Inc., 1st Lien Term Loan, 3 Mo.
                  LIBOR + 3.25%, 1.00% Floor......................     4.57%         09/13/24             346,584
      234,945  Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo.
                  LIBOR + 7.00%, 1.00% Floor......................     8.32%         09/13/25             241,993
      850,704  Avast Software B.V. (Sybil Software LLC), Initial
                  Refinancing Dollar Term Loan, 3 Mo. LIBOR +
                  3.25%, 1.00% Floor..............................     4.58%         09/30/23             854,958
    4,760,264  BMC Software Finance, Inc., Term Loan B, 1 Mo.
                  LIBOR + 4.00%, 1.00% Floor......................     5.24%         09/10/22           4,792,062
    2,059,092  Compuware Corp., Term Loan B3, 3 Mo. LIBOR
                  + 4.25%, 1.00% Floor............................     5.63%         12/15/21           2,087,404
      772,267  Misys Financial Software Ltd. (Almonde, Inc.), Term
                  Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor........     4.82%         06/13/24             769,147


Page 16                 See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                                           STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)        VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               SYSTEMS SOFTWARE (CONTINUED)
$     247,584  Riverbed Technology, Inc., Term Loan B, 1 Mo.
                  LIBOR + 3.25%, 1.00% Floor......................     4.50%         04/24/22      $      236,908
    1,269,750  Vertafore, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%,
                  1.00% Floor.....................................     4.49%         06/30/23           1,277,686
                                                                                                   --------------
                                                                                                       10,606,742
                                                                                                   --------------
               TRADING COMPANIES & DISTRIBUTORS - 1.0%
    2,324,175  Avolon Holding LTD., Term Loan B2, 1 Mo. LIBOR
                  + 2.25%, 0.75% Floor............................     3.49%         04/03/22           2,341,467
                                                                                                   --------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS........................................      139,869,225
               (Cost $141,746,113)                                                                 --------------

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
CORPORATE BONDS AND NOTES - 30.4%

               AGRICULTURAL PRODUCTS - 0.1%
      150,000  Lamb Weston Holdings, Inc. (f).....................     4.63%         11/01/24             157,500
                                                                                                   --------------
               APPLICATION SOFTWARE - 0.5%
    1,000,000  Infor (US), Inc....................................     6.50%         05/15/22           1,047,500
      198,000  RP Crown Parent LLC (f)............................     7.38%         10/15/24             206,415
                                                                                                   --------------
                                                                                                        1,253,915
                                                                                                   --------------
               AUTOMOTIVE RETAIL - 0.1%
      155,000  KAR Auction Services, Inc. (f).....................     5.13%         06/01/25             160,813
                                                                                                   --------------
               BROADCASTING - 1.6%
      375,000  LIN Television Corp................................     5.88%         11/15/22             392,343
      100,000  Nexstar Broadcasting, Inc. (f).....................     6.13%         02/15/22             104,250
    2,000,000  Nexstar Broadcasting, Inc. (f).....................     5.63%         08/01/24           2,055,000
    1,000,000  Sinclair Television Group, Inc. (f)................     5.63%         08/01/24           1,017,500
      264,000  Sinclair Television Group, Inc. (f)................     5.88%         03/15/26             267,630
       51,000  Sinclair Television Group, Inc. (f)................     5.13%         02/15/27              48,769
                                                                                                   --------------
                                                                                                        3,885,492
                                                                                                   --------------
               BUILDING PRODUCTS - 0.3%
      500,000  Cemex Finance LLC (f)..............................     6.00%         04/01/24             530,000
      176,000  Standard Industries, Inc. (f)......................     5.00%         02/15/27             183,867
                                                                                                   --------------
                                                                                                          713,867
                                                                                                   --------------
               CABLE & SATELLITE - 1.7%
      972,000  Altice US Finance I Corp. (f)......................     5.50%         05/15/26           1,013,310
    1,500,000  CCO Holdings LLC/CCO Holdings Capital Corp.........     5.75%         01/15/24           1,561,875
      200,000  CCO Holdings LLC/CCO Holdings Capital
                  Corp. (f).......................................     5.88%         04/01/24             213,500
    1,000,000  Cequel Communications Holdings I LLC/Cequel
                  Capital Corp. (f)...............................     5.13%         12/15/21           1,022,500
      131,000  CSC Holdings LLC (f)...............................     5.50%         04/15/27             135,257
                                                                                                   --------------
                                                                                                        3,946,442
                                                                                                   --------------


                        See Notes to Financial Statements                Page 17


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               CASINOS & GAMING - 4.1%
$     287,000  Caesars Entertainment Resort Properties LLC/Caesars
                  Entertainment Resort Properties Finance, Inc....     8.00%         10/01/20      $      294,175
    1,482,000  Caesars Entertainment Resort Properties LLC/Caesars
                  Entertainment Resort Properties Finance, Inc....    11.00%         10/01/21           1,574,625
    4,533,000  Caesars Growth Properties Holdings LLC/Caesars
                  Growth Properties Finance, Inc..................     9.38%         05/01/22           4,886,574
      387,000  Eldorado Resorts, Inc..............................     6.00%         04/01/25             410,220
    1,850,000  MGM Resorts International..........................     7.75%         03/15/22           2,151,883
      459,000  Penn National Gaming, Inc. (f).....................     5.63%         01/15/27             476,212
                                                                                                   --------------
                                                                                                        9,793,689
                                                                                                   --------------
               COMMUNICATIONS EQUIPMENT - 0.0%
       15,000  CommScope Technologies LLC (f).....................     5.00%         03/15/27              14,644
                                                                                                   --------------
               COMPUTER & ELECTRONICS RETAIL - 0.0%
      100,000  Energizer Holdings, Inc. (f).......................     5.50%         06/15/25             105,250
                                                                                                   --------------
               CONSTRUCTION MATERIALS - 0.0%
       16,000  Summit Materials LLC/Summit Materials Finance
                  Corp. (f).......................................     5.13%         06/01/25              16,240
                                                                                                   --------------
               CONSUMER FINANCE - 0.0%
       79,000  FirstCash, Inc. (f)................................     5.38%         06/01/24              82,926
                                                                                                   --------------
               DIVERSIFIED METALS & MINING - 0.2%
      500,000  Freeport-McMoRan, Inc..............................     6.88%         02/15/23             549,435
                                                                                                   --------------
               DIVERSIFIED REAL ESTATE ACTIVITIES - 0.4%
      500,000  Meritage Homes Corp................................     7.00%         04/01/22             572,500
      355,000  TRI Pointe Group, Inc./TRI Pointe Homes, Inc.......     5.88%         06/15/24             386,063
                                                                                                   --------------
                                                                                                          958,563
                                                                                                   --------------
               ENVIRONMENTAL & FACILITIES SERVICES - 0.0%
       30,000  Wrangler Buyer Corp. (f)...........................     6.00%         10/01/25              30,825
                                                                                                   --------------
               FOOD RETAIL - 0.1%
      270,000  Albertsons Cos., LLC/Safeway, Inc./New Albertson's,
                  Inc./Albertson's LLC............................     5.75%         03/15/25             238,950
                                                                                                   --------------
               HEALTH CARE EQUIPMENT - 1.0%
    2,050,000  DJO Finco, Inc./DJO Finance LLC/DJO Finance
                  Corp. (f).......................................     8.13%         06/15/21           1,968,000
      300,000  Hill-Rom Holdings, Inc. (f)........................     5.75%         09/01/23             317,250
       39,000  Hologic, Inc. (f)..................................     4.38%         10/15/25              39,721
                                                                                                   --------------
                                                                                                        2,324,971
                                                                                                   --------------
               HEALTH CARE FACILITIES - 6.1%
    3,978,000  CHS/Community Health Systems, Inc..................     8.00%         11/15/19           3,803,962
    1,100,000  CHS/Community Health Systems, Inc..................     6.88%         02/01/22             800,250
      160,000  CHS/Community Health Systems, Inc..................     6.25%         03/31/23             154,600
      375,000  HCA, Inc...........................................     5.38%         02/01/25             387,656
      750,000  HealthSouth Corp...................................     5.75%         11/01/24             769,219
    1,250,000  Kindred Healthcare, Inc............................     8.00%         01/15/20           1,268,750
      500,000  Kindred Healthcare, Inc............................     6.38%         04/15/22             465,250
    1,500,000  Select Medical Corp................................     6.38%         06/01/21           1,548,750


Page 18                 See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               HEALTH CARE FACILITIES (CONTINUED)
$     500,000  Tenet Healthcare Corp..............................     6.75%         02/01/20      $      510,625
    1,231,000  Tenet Healthcare Corp. (f).........................     7.50%         01/01/22           1,300,244
    3,339,000  Tenet Healthcare Corp..............................     8.13%         04/01/22           3,368,216
                                                                                                   --------------
                                                                                                       14,377,522
                                                                                                   --------------
               HEALTH CARE SERVICES - 0.5%
      487,000  DaVita, Inc........................................     5.00%         05/01/25             480,913
      600,000  Envision Healthcare Corp...........................     5.63%         07/15/22             612,750
                                                                                                   --------------
                                                                                                        1,093,663
                                                                                                   --------------
               HEALTH CARE TECHNOLOGY - 0.5%
    1,170,000  Change Healthcare Holdings LLC/Change Healthcare
                  Finance, Inc. (f)...............................     5.75%         03/01/25           1,200,713
                                                                                                   --------------
               HOTELS, RESORTS & CRUISE LINES - 0.1%
      160,000  Hilton Worldwide Finance LLC/Hilton Worldwide
                  Finance Corp....................................     4.63%         04/01/25             165,400
                                                                                                   --------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4%
       62,000  Calpine Corp.......................................     5.50%         02/01/24              59,598
      800,000  NRG Energy, Inc....................................     6.25%         07/15/22             844,000
                                                                                                   --------------
                                                                                                          903,598
                                                                                                   --------------
               INDUSTRIAL MACHINERY - 0.1%
      142,000  SPX Flow, Inc. (f).................................     5.63%         08/15/24             150,875
      142,000  SPX Flow, Inc. (f).................................     5.88%         08/15/26             151,585
                                                                                                   --------------
                                                                                                          302,460
                                                                                                   --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 0.7%
    1,000,000  Frontier Communications Corp.......................     8.13%         10/01/18           1,021,000
      498,000  Zayo Group LLC/Zayo Capital, Inc. (f)..............     5.75%         01/15/27             526,013
                                                                                                   --------------
                                                                                                        1,547,013
                                                                                                   --------------
               INVESTMENT BANKING & BROKERAGE - 0.5%
    1,050,000  LPL Holdings, Inc. (f).............................     5.75%         09/15/25           1,094,625
                                                                                                   --------------
               IT CONSULTING & OTHER SERVICES - 0.1%
      176,000  Gartner, Inc. (f)..................................     5.13%         04/01/25             186,560
                                                                                                   --------------
               LEISURE FACILITIES - 2.0%
    2,250,000  Constellation Merger Sub, Inc. (f).................     8.50%         09/15/25           2,244,375
    2,325,000  Six Flags Entertainment Corp. (f)..................     4.88%         07/31/24           2,397,656
                                                                                                   --------------
                                                                                                        4,642,031
                                                                                                   --------------
               LIFE SCIENCES TOOLS & SERVICES - 1.1%
      151,000  inVentiv Group Holdings, Inc./inVentiv Health, Inc./
                  inVentiv Health Clinical, Inc. (f)..............     7.50%         10/01/24             167,233
      900,000  Jaguar Holding Co. II/Pharmaceutical Product
                  Development LLC (f).............................     6.38%         08/01/23             941,625
    1,150,000  Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical
                  Diagnostics S.A. (f)............................     6.63%         05/15/22           1,157,187
      200,000  Quintiles IMS, Inc. (f)............................     5.00%         10/15/26             213,000
       75,000  West Street Merger Sub, Inc. (f)...................     6.38%         09/01/25              76,406
                                                                                                   --------------
                                                                                                        2,555,451
                                                                                                   --------------


                        See Notes to Financial Statements                Page 19


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               MANAGED HEALTH CARE - 2.1%
$     100,000  Centene Corp.......................................     5.63%         02/15/21      $      104,000
      100,000  Centene Corp.......................................     6.13%         02/15/24             107,750
    2,750,000  MPH Acquisition Holdings LLC (f)...................     7.13%         06/01/24           2,966,562
    1,600,000  Wellcare Health Plans, Inc.........................     5.25%         04/01/25           1,688,000
                                                                                                   --------------
                                                                                                        4,866,312
                                                                                                   --------------
               METAL & GLASS CONTAINERS - 0.0%
      100,000  Owens-Brockway Glass Container, Inc. (f)...........     5.88%         08/15/23             109,938
                                                                                                   --------------
               MOVIES & ENTERTAINMENT - 0.6%
    1,355,000  AMC Entertainment Holdings, Inc....................     5.75%         06/15/25           1,324,512
      125,000  Cinemark USA, Inc..................................     4.88%         06/01/23             127,969
                                                                                                   --------------
                                                                                                        1,452,481
                                                                                                   --------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.9%
      200,000  Murphy Oil Corp....................................     6.88%         08/15/24             215,500
      625,000  Sanchez Energy Corp................................     6.13%         01/15/23             525,000
    1,379,000  Tallgrass Energy Partners LP/Tallgrass Energy
                  Finance Corp. (f)...............................     5.50%         09/15/24           1,432,436
                                                                                                   --------------
                                                                                                        2,172,936
                                                                                                   --------------
               OIL & GAS REFINING & MARKETING - 0.0%
       75,000  Murphy Oil USA, Inc................................     5.63%         05/01/27              79,781
                                                                                                   --------------
               OIL & GAS STORAGE & TRANSPORTATION - 0.3%
      500,000  Crestwood Midstream Partners L.P./Crestwood
                  Midstream Finance Corp..........................     5.75%         04/01/25             515,000
      151,000  Holly Energy Partners L.P./Holly Energy Finance
                 Corp. (f)........................................     6.00%         08/01/24             158,928
                                                                                                   --------------
                                                                                                          673,928
                                                                                                   --------------
               PACKAGED FOODS & MEATS - 0.5%
      390,000  B&G Foods, Inc.....................................     5.25%         04/01/25             399,263
      640,000  Post Holdings, Inc. (f)............................     5.50%         03/01/25             668,800
                                                                                                   --------------
                                                                                                        1,068,063
                                                                                                   --------------
               PAPER PACKAGING - 0.4%
      789,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer
                  LLC/Reynolds Group Issuer Lu. (f)...............     7.00%         07/15/24             843,737
                                                                                                   --------------
               PHARMACEUTICALS - 1.0%
      152,000  Eagle Holdings Co. II LLC (f) (h)..................     7.63%         05/15/22             157,130
    2,335,000  Endo Finance LLC & Endo Finco, Inc. (f)............     7.25%         01/15/22           2,159,875
                                                                                                   --------------
                                                                                                        2,317,005
                                                                                                   --------------
               REAL ESTATE SERVICES - 0.5%
    1,061,000  Realogy Group LLC/Realogy Co-Issuer Corp. (f)......     4.88%         06/01/23           1,097,817
                                                                                                   --------------
               SECURITY & ALARM SERVICES - 0.0%
       15,000  Brink's (The) Co. (f)..............................     4.63%         10/15/27              14,964
                                                                                                   --------------
               SPECIALTY CHEMICALS - 0.0%
      100,000  Valvoline, Inc. (f)................................     5.50%         07/15/24             106,250
                                                                                                   --------------
               SYSTEMS SOFTWARE - 0.4%
      625,000  BMC Software Finance, Inc. (f).....................     8.13%         07/15/21             642,969
      345,000  BMC Software, Inc..................................     7.25%         06/01/18             353,625


Page 20                 See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               SYSTEMS SOFTWARE (CONTINUED)
$      16,000  Symantec Corp. (f).................................     5.00%         04/15/25      $       16,760
                                                                                                   --------------
                                                                                                        1,013,354
                                                                                                   --------------
               TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
      500,000  Dell International LLC/EMC Corp. (f)...............     7.13%         06/15/24             552,087
                                                                                                   --------------
               TRADING COMPANIES & DISTRIBUTORS - 0.1%
      250,000  Ashtead Capital, Inc. (f)..........................     4.13%         08/15/25             252,188
                                                                                                   --------------
               TRUCKING - 0.3%
      600,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                  Inc. (f)........................................     5.13%         06/01/22             605,250
      125,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                  Inc.............................................     5.50%         04/01/23             127,031
                                                                                                   --------------
                                                                                                          732,281
                                                                                                   --------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.9%
       38,000  SBA Communications Corp. (f).......................     4.00%         10/01/22              38,760
      320,000  SBA Communications Corp............................     4.88%         09/01/24             329,600
      501,000  Sprint Communications, Inc. (f)....................     9.00%         11/15/18             532,312
      500,000  Sprint Communications, Inc.........................     7.00%         08/15/20             539,850
      200,000  T-Mobile USA, Inc..................................     6.00%         03/01/23             211,250
      200,000  T-Mobile USA, Inc..................................     6.63%         04/01/23             210,500
      170,000  T-Mobile USA, Inc..................................     5.13%         04/15/25             178,449
                                                                                                   --------------
                                                                                                        2,040,721
                                                                                                   --------------
               TOTAL CORPORATE BONDS AND NOTES..................................................       71,696,401
               (Cost $70,808,652)                                                                  --------------

FOREIGN CORPORATE BONDS AND NOTES - 6.0%

               ALUMINUM - 0.5%
      780,000  Alcoa Nederland Holding B.V. (f)...................     7.00%         09/30/26             893,100
      250,000  Alcoa Nederland Holding B.V. (f)...................     6.75%         09/30/24             279,130
                                                                                                   --------------
                                                                                                        1,172,230
                                                                                                   --------------
               AUTOMOBILE MANUFACTURERS - 0.2%
      500,000  Fiat Chrysler Automobiles N.V......................     5.25%         04/15/23             532,500
                                                                                                   --------------
               CABLE & SATELLITE - 0.6%
    1,000,000  Virgin Media Finance PLC (f).......................     6.00%         10/15/24           1,051,250
      351,000  Ziggo Secured Finance B.V. (f).....................     5.50%         01/15/27             358,897
                                                                                                   --------------
                                                                                                        1,410,147
                                                                                                   --------------
               CASINOS & GAMING - 0.1%
      327,000  Melco Resorts Finance Ltd. (f).....................     4.88%         06/06/25             330,797
                                                                                                   --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 0.4%
    1,000,000  SFR Group S.A. (f).................................     6.00%         05/15/22           1,043,750
                                                                                                   --------------
               METAL & GLASS CONTAINERS - 0.9%
    2,020,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                  USA, Inc. (f)...................................     6.00%         02/15/25           2,148,775
                                                                                                   --------------
               PACKAGED FOODS & MEATS - 0.3%
      410,000  JBS USA LUX S.A./JBS USA Finance, Inc. (f).........     8.25%         02/01/20             415,637
      224,000  JBS USA LUX S.A./JBS USA Finance, Inc. (f).........     5.88%         07/15/24             221,200
                                                                                                   --------------
                                                                                                          636,837
                                                                                                   --------------


                        See Notes to Financial Statements                Page 21


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY          VALUE
-------------  ---------------------------------------------------   ----------   --------------   --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

               PHARMACEUTICALS - 2.7%
$     180,000  Concordia International Corp. (c) (f)..............     9.00%         04/01/22      $      158,850
    1,000,000  Mallinckrodt International Finance S.A./Mallinckrodt
                  CB LLC (f)......................................     5.75%         08/01/22             983,750
      250,000  Mallinckrodt International Finance S.A./Mallinckrodt
                  CB LLC (f)......................................     5.63%         10/15/23             234,688
      250,000  Mallinckrodt International Finance S.A./Mallinckrodt
                  CB LLC (f)......................................     5.50%         04/15/25             225,625
    4,729,000  Valeant Pharmaceuticals International, Inc. (f)....     5.38%         03/15/20           4,669,887
                                                                                                   --------------
                                                                                                        6,272,800
                                                                                                   --------------
               RESEARCH & CONSULTING SERVICES - 0.1%
       80,000  IHS Markit, Inc. (f)...............................     4.75%         02/15/25              84,800
      157,000  Nielsen Co. Luxembourg (The) SARL (f)..............     5.00%         02/01/25             162,888
                                                                                                   --------------
                                                                                                          247,688
                                                                                                   --------------
               RESTAURANTS - 0.2%
      415,000  1011778 BC ULC/New Red Finance, Inc. (f)...........     5.00%         10/15/25             424,856
                                                                                                   --------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES..........................................       14,220,380
               (Cost $13,861,756)                                                                  --------------



   SHARES                                         DESCRIPTION                                          VALUE
-------------  ---------------------------------------------------------------------------------   --------------
COMMON STOCKS - 0.1%

               ELECTRIC UTILITIES - 0.1%
       14,134  Vistra Energy Corp. (i)..........................................................          274,765
               (Cost $218,370)                                                                     --------------

RIGHTS - 0.0%

               ELECTRIC UTILITIES - 0.0%
       22,964  Vistra Energy Corp. Claim (i) (j) (k)............................................                0
       14,134  Vistra Energy Corp. (i)..........................................................           13,187
                                                                                                   --------------
                                                                                                           13,187
                                                                                                   --------------
               LIFE SCIENCES TOOLS & SERVICES - 0.0%
            1  New Millennium Holdco, Inc., Lender Claim Trust (i) (j) (k) (l)..................                0
            1  New Millennium Holdco, Inc., Corporate Claim Trust (i) (j) (k) (l)...............                0
                                                                                                   --------------
                                                                                                                0
                                                                                                   --------------
               TOTAL RIGHTS.....................................................................           13,187
               (Cost $24,558)                                                                      --------------

MONEY MARKET FUNDS - 9.4%
   22,079,552  Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio - Institutional
                  Class - 0.93% (m).............................................................       22,079,552
               (Cost $22,079,552)                                                                  --------------

               TOTAL INVESTMENTS - 105.2%.......................................................      248,153,510
               (Cost $248,739,001) (n)
               NET OTHER ASSETS AND LIABILITIES - (5.2%)........................................      (12,282,741)
                                                                                                   --------------
               NET ASSETS - 100.0%..............................................................   $  235,870,769
                                                                                                   ==============


Page 22                 See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------

(a)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the
      prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate.

(b)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c)   This issuer has filed for protection in federal bankruptcy court.

(d)   Delayed Draw Loan (all or a portion of which is unfunded). See Note 2C -
      Unfunded Loan Commitments in the Notes to Financial Statements.

(e)   Represents commitment fee rate on unfunded loan commitment. The commitment fee rate steps up at predetermined time intervals.

(f)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by First Trust Series Fund's (the
      "Trust") Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). Although
      market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At
      October 31, 2017, securities noted as such amounted to $48,020,119 or
      20.4% of net assets.

(g)   This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(h)   These notes are Senior Payment-in-kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash
      Interest Rate plus 75 basis points. The first payment is scheduled for
      November 15, 2017.

(i)   Non-income producing security.

(j)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2017, securities noted as such are valued at $0 or
      0.0% of net assets.

(k)   This security's value was determined using significant unobservable inputs
      (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(l)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by First Trust, the Fund's
      Advisor.

(m)   Rate shown reflects yield as of October 31, 2017.

(n)   Aggregate cost for federal income tax purposes is $249,178,712. As of
      October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,655,976 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $3,681,178. The net unrealized depreciation was $1,025,202.

                        See Notes to Financial Statements                Page 23


FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        10/31/2017        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
Senior Floating-Rate Loan Interests*...............    $ 139,869,225   $          --   $ 139,869,225   $          --
Corporate Bonds and Notes*.........................       71,696,401              --      71,696,401              --
Foreign Corporate Bonds and Notes*.................       14,220,380              --      14,220,380              --
Common Stocks*.....................................          274,765         274,765              --              --
Rights:*
   Electric Utilities..............................           13,187              --          13,187              --**
   Life Science Tools & Services...................               --**            --              --              --**
Money Market Funds.................................       22,079,552      22,079,552              --              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $ 248,153,510   $  22,354,317   $ 225,799,193   $          --**
                                                       =============   =============   =============   =============


*     See Portfolio of Investments for industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

**    Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Level 3 Rights that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. The Level 3 Rights are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing
Committee to oversee day-to-day valuation of the Fund's investments. The
Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The
Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's
Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3)
for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2016
   Rights                                              $          --**
Net Realized Gain (Loss)                                          --
Net Change in Unrealized Appreciation/Depreciation                --
Purchases                                                         --
Sales                                                             --
Transfers In                                                      --
Transfers Out                                                     --
                                                       -------------
ENDING BALANCE AT OCTOBER 31, 2017
   Rights                                                         --**
                                                       --------------
Total Level 3 holdings                                 $          --**
                                                       =============

** Investment is valued at $0.

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2017.

Page 24                 See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017


ASSETS:
Investments, at value
(Cost $248,739,001)............................................................................      $248,153,510
Cash...........................................................................................            32,248
Receivables:
   Investment securities sold..................................................................         2,958,108
   Interest....................................................................................         1,838,593
   Fund shares sold............................................................................         1,480,953
Prepaid expenses...............................................................................             3,458
                                                                                                     ------------
   Total Assets................................................................................       254,466,870
                                                                                                     ------------

LIABILITIES:
Payables:
   Investment securities purchased.............................................................        16,924,703
   Fund shares repurchased.....................................................................         1,076,401
   Distributions payable.......................................................................           148,009
   Investment advisory fees....................................................................           133,423
   Transfer agent fees.........................................................................            61,673
   Audit and tax fees..........................................................................            58,201
   Unfunded loan commitments...................................................................            54,780
   Administrative fees.........................................................................            53,048
   12b-1 distributions and service fees........................................................            36,728
   Printing fees...............................................................................            18,287
   Custodian fees..............................................................................            12,527
   Registration fees...........................................................................             6,610
   Commitment fees.............................................................................             5,399
   Trustees' fees and expenses.................................................................             1,356
   Financial reporting fees....................................................................               771
   Legal fees..................................................................................               747
Other liabilities..............................................................................             3,438
                                                                                                     ------------
                                                                                                       18,596,101
                                                                                                     ------------
NET ASSETS.....................................................................................      $235,870,769
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $241,402,041
Par value......................................................................................           117,943
Accumulated net investment income (loss).......................................................          (249,390)
Accumulated net realized gain (loss) on investments............................................        (4,814,334)
Net unrealized appreciation (depreciation) on investments......................................          (585,491)
                                                                                                     ------------
NET ASSETS.....................................................................................      $235,870,769
                                                                                                     ============

MAXIMUM OFFERING PRICE PER SHARE:
(Net assets are rounded to the nearest whole dollar and shares are rounded to the nearest full share)

CLASS A SHARES:
Net asset value and redemption price per share (Based on net assets of $72,462,466 and
   3,623,073 shares of beneficial interest issued and outstanding).............................      $      20.00
Maximum sales charge (3.50% of offering price).................................................              0.73
                                                                                                     ------------
Maximum offering price to public...............................................................      $      20.73
                                                                                                     ============

CLASS C SHARES:
Net asset value and redemption price per share (Based on net assets of $24,393,394 and
   1,220,931 shares of beneficial interest issued and outstanding).............................      $      19.98
                                                                                                     ============

CLASS I SHARES:
Net asset value and redemption price per share (Based on net assets of
  $139,014,909 and 6,950,334 shares
   of beneficial interest issued and outstanding)..............................................      $      20.00
                                                                                                     ============


                        See Notes to Financial Statements                Page 25


FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017


INVESTMENT INCOME:
Interest.......................................................................................      $ 11,762,078
Dividends......................................................................................            32,791
Other..........................................................................................            64,897
                                                                                                     ------------
   Total investment income.....................................................................        11,859,766
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................         1,476,443
12b-1 distribution and/or service fees
   Class A.....................................................................................           183,273
   Class C.....................................................................................           232,667
Administrative fees............................................................................           177,431
Transfer agent fees............................................................................           149,489
Expenses previously waived or reimbursed.......................................................           128,520
Registration fees..............................................................................            64,575
Audit and tax fees.............................................................................            59,125
Custodian fees.................................................................................            52,344
Printing fees..................................................................................            49,648
Commitment fees................................................................................            43,093
Excise tax expense.............................................................................            33,131
Legal fees.....................................................................................            28,643
Trustees' fees and expenses....................................................................            16,784
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            15,879
                                                                                                     ------------
   Total expenses..............................................................................         2,720,295
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         9,139,471
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................          (886,874)
   Net change in unrealized appreciation (depreciation) on investments.........................         2,626,918
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         1,740,044
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $ 10,879,515
                                                                                                     ============


Page 26                 See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      YEAR              YEAR
                                                                                      ENDED             ENDED
                                                                                   10/31/2017        10/31/2016
                                                                                  -------------     -------------
OPERATIONS:
Net investment income (loss)..................................................    $   9,139,471     $   7,709,061
Net realized gain (loss)......................................................         (886,874)       (3,197,036)
Net change in unrealized appreciation (depreciation)..........................        2,626,918         3,902,696
                                                                                  -------------     -------------
Net increase (decrease) in net assets resulting from operations...............       10,879,515         8,414,721
                                                                                  -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A Shares................................................................       (3,326,443)       (2,261,813)
Class C Shares................................................................         (883,245)         (935,313)
Class I Shares................................................................       (6,255,088)       (4,827,752)
                                                                                  -------------     -------------
Total distributions to shareholders...........................................      (10,464,776)       (8,024,878)
                                                                                  -------------     -------------

CAPITAL TRANSACTIONS:
Proceeds from Shares sold.....................................................      132,141,172        82,990,512
Proceeds from Shares reinvested...............................................        8,836,368         6,913,108
Cost of Shares redeemed.......................................................      (97,646,017)      (80,469,500)
                                                                                  -------------     -------------
Net increase (decrease) in net assets resulting from capital transactions.....       43,331,523         9,434,120
                                                                                  -------------     -------------
Total increase (decrease) in net assets.......................................       43,746,262         9,823,963

NET ASSETS:
Beginning of period...........................................................      192,124,507       182,300,544
                                                                                  -------------     -------------
End of period.................................................................    $ 235,870,769     $ 192,124,507
                                                                                  =============     =============
Accumulated net investment income (loss) at end of period.....................    $    (249,390)    $     705,239
                                                                                  =============     =============


                        See Notes to Financial Statements                Page 27


FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                              YEAR ENDED OCTOBER 31,                           PERIOD
                                           ------------------------------------------------------------        ENDED
CLASS A SHARES                                 2017            2016            2015            2014        10/31/2013 (a)
                                           ------------    ------------    ------------    ------------    --------------
Net asset value, beginning of period......   $  19.97        $  19.83        $  20.54        $  20.68         $  20.00
                                             --------        --------        --------        --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)..........       0.79            0.87            0.90            0.76             0.65
Net realized and unrealized gain (loss)...       0.15            0.18           (0.77)          (0.12)            0.90
                                             --------        --------        --------        --------         --------
Total from investment operations..........       0.94            1.05            0.13            0.64             1.55
                                             --------        --------        --------        --------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.....................      (0.91)          (0.91)          (0.80)          (0.78)           (0.70)
Net realized gain.........................         --              --           (0.04)             --               --
Return of capital.........................         --              --              --              --            (0.17)
                                             --------        --------        --------        --------         --------
Total from distributions..................      (0.91)          (0.91)          (0.84)          (0.78)           (0.87)
                                             --------        --------        --------        --------         --------
Net asset value, end of period............   $  20.00        $  19.97        $  19.83        $  20.54         $  20.68
                                             ========        ========        ========        ========         ========
TOTAL RETURN (c)..........................       4.79%           5.47%           0.63%           3.14%            7.87% (d)
                                             ========        ========        ========        ========         ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......   $ 72,462        $ 55,640        $ 53,433        $ 53,304         $ 44,819
Ratio of total expenses to average
   net assets.............................       1.21%           1.27%           1.26%           1.38%            1.54% (f)
Ratio of net expenses to average
   net assets.............................       1.26% (e)       1.27% (e)       1.25%           1.25%            1.25% (f)
Ratio of net investment income (loss) to
   average net assets.....................       3.96%           4.44%           4.43%           3.68%            3.20% (f)
Portfolio turnover rate...................        100%             62%             58%            109%              89%


(a)   Class A Shares were initially seeded and commenced operations on November
      1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c)   Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)   The Fund received a payment from First Trust Advisors L.P. (the "Advisor")
      in the amount of $1,079 in connection with a trade error. The payment from the Advisor represents less than $0.01 per share and had no effect on the total return of the Class A Shares.

(e)   Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.25%.

(f)   Annualized.

Page 28                 See Notes to Financial Statements


FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                              YEAR ENDED OCTOBER 31,                           PERIOD
                                           ------------------------------------------------------------        ENDED
CLASS C SHARES                                 2017            2016            2015            2014        10/31/2013 (a)
                                           ------------    ------------    ------------    ------------    --------------
Net asset value, beginning of period......   $  19.95        $  19.81        $  20.52        $  20.66         $  20.00
                                             --------        --------        --------        --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)..........       0.64            0.72            0.75            0.60             0.50
Net realized and unrealized gain (loss)...       0.15            0.18           (0.77)          (0.11)            0.89
                                             --------        --------        --------        --------         --------
Total from investment operations..........       0.79            0.90           (0.02)           0.49             1.39
                                             --------        --------        --------        --------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.....................      (0.76)          (0.76)          (0.65)          (0.63)           (0.59)
Net realized gain.........................         --              --           (0.04)             --               --
Return of capital.........................         --              --              --              --            (0.14)
                                             --------        --------        --------        --------         --------
Total from distributions..................      (0.76)          (0.76)          (0.69)          (0.63)           (0.73)
                                             --------        --------        --------        --------         --------
Net asset value, end of period............   $  19.98        $  19.95        $  19.81        $  20.52         $  20.66
                                             ========        ========        ========        ========         ========
TOTAL RETURN (c)..........................       4.01%           4.69%          (0.12)%          2.38%            7.04% (d)
                                             ========        ========        ========        ========         ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......   $ 24,393        $  23,841       $ 25,213        $ 24,531         $ 13,522
Ratio of total expenses to average
   net assets.............................       1.96%           2.02%           2.01%           2.13%            2.29% (f)
Ratio of net expenses to average
   net assets.............................       2.01% (e)       2.02% (e)       2.00%           2.00%            2.00% (f)
Ratio of net investment income (loss) to
   average net assets.....................       3.20%           3.70%           3.68%           2.93%            2.45% (f)
Portfolio turnover rate...................        100%             62%             58%            109%              89%


(a)   Class C Shares were initially seeded and commenced operations on November
      1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c)   Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
      Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d)   The Fund received a payment from First Trust Advisors L.P. (the "Advisor")
      in the amount of $1,079 in connection with a trade error. The payment from the Advisor represents less than $0.01 per share and had no effect on the total return of the Class C Shares.

(e)   Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 2.00%.

(f)   Annualized.

                        See Notes to Financial Statements                Page 29


FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                              YEAR ENDED OCTOBER 31,                           PERIOD
                                           ------------------------------------------------------------        ENDED
CLASS I SHARES                                 2017            2016            2015            2014        10/31/2013 (a)
                                           ------------    ------------    ------------    ------------    --------------
Net asset value, beginning of period......   $  19.97        $  19.83        $  20.54        $  20.68         $  20.00
                                             --------        --------        --------        --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)..........       0.85            0.92            0.95            0.81             0.70
Net realized and unrealized gain (loss)...       0.14            0.18           (0.77)          (0.12)            0.90
                                             --------        --------        --------        --------         --------
Total from investment operations..........       0.99            1.10            0.18            0.69             1.60
                                             --------        --------        --------        --------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.....................      (0.96)          (0.96)          (0.85)          (0.83)           (0.74)
Net realized gain.........................         --              --           (0.04)             --               --
Return of capital.........................         --              --              --              --            (0.18)
                                             --------        --------        --------        --------         --------
Total from distributions..................      (0.96)          (0.96)          (0.89)          (0.83)           (0.92)
                                             --------        --------        --------        --------         --------
Net asset value, end of period............   $  20.00        $  19.97        $  19.83        $  20.54         $  20.68
                                             ========        ========        ========        ========         ========
TOTAL RETURN (c)..........................       5.06%           5.74%           0.88%           3.40%            8.11% (d)
                                             ========        ========        ========        ========         ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......   $139,015        $112,644        $103,655        $103,033         $ 43,395
Ratio of total expenses to average
   net assets.............................       0.96%           1.02%           1.01%           1.13%            1.29% (f)
Ratio of net expenses to average
   net assets.............................       1.01% (e)       1.02% (e)       1.00%           1.00%            1.00% (f)
Ratio of net investment income (loss) to
   average net assets.....................       4.21%           4.69%           4.68%           3.93%            3.45% (f)
Portfolio turnover rate...................        100%             62%             58%            109%              89%


(a)   Class I Shares were initially seeded and commenced operations on November
      1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c)   Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d)   The Fund received a payment from First Trust Advisors L.P. (the "Advisor")
      in the amount of $1,079 in connection with a trade error. The payment from the Advisor represents less than $0.01 per share and had no effect on the total return of the Class I Shares.

(e)   Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.00%.

(f)   Annualized.

Page 30                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Short Duration High Income Fund (the "Fund") is a series of the
First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation.
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in high-yield debt securities and bank loans that are rated below-investment grade or unrated. High-yield debt securities are below-investment grade debt securities, commonly known as "junk bonds." For purposes of determining whether a security is below-investment grade, the lowest available rating is used. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting and Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S.
GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange
("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of the
Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      The Senior Floating-Rate Loan Interests ("Senior Loans")(1) in which the
      Fund invests are not listed on any securities exchange or board of trade.
      Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete.
      Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically,
      Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

-----------------------------

(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.

                                                                         Page 31


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2017

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3)    the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4)    issuer-specific conditions (such as significant credit
            deterioration); and

      5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's
      Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2)    an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5)    the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

      6)    the information as to any transactions in or offers for the security;

      7)    the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9)    the quality, value and salability of collateral, if any, securing the security;

     10)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

     11)    the prospects for the borrower's/issuer's industry, and multiples
            (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    borrower's/issuer's competitive position within the industry;

     13)    borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2017

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans.
Interest income on such Senior Loans is not accrued until settlement date. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery or forward purchase commitments (other than unfunded commitments discussed below) as of October 31, 2017.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments, which are marked to market daily, of $54,780 as of October 31, 2017.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually.
Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S.
GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character.
These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31,
2017, primarily as a result of differing book/tax treatment on recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $370,676, a decrease in accumulated net realized gain (loss) on investments by $360,971 and a decrease to paid-in capital of $9,705. Net assets were not affected by this reclassification.

                                                                         Page 33


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2017

The tax character of distributions paid during the fiscal years ended October
31, 2017 and 2016, was as follows:

Distributions paid from:                           2017             2016
Ordinary income..............................  $ 10,464,776     $  8,024,878
Capital gain.................................            --               --
Return of capital............................            --               --

As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income................  $    270,341
Undistributed capital gains..................            --
                                               ------------
Total undistributed earnings.................       270,341
Accumulated capital and other losses.........    (4,814,306)
Net unrealized appreciation (depreciation)...    (1,025,202)
                                               ------------
Total accumulated earnings (losses)..........    (5,569,167)
Other........................................       (80,048)
Paid-in capital..............................   241,519,984
                                               ------------
Net assets...................................  $235,870,769
                                               ============
E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the
Fund had non-expiring capital loss carryforwards of $4,814,306 for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund did not incur any net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015,
2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

The Fund pays all expenses directly related to its operations. Expenses of the
Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, and resulted in additional disclosure for variable interest rate securities within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the
Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2017

H. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820,
Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level
3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets.
First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

First Trust has agreed to waive fees and reimburse Fund expenses to the extent necessary to prevent the total annual operating expenses of the Fund (excluding
12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% of average daily net assets of any class of shares of the Fund until February 28, 2018, and then from exceeding 1.35% from March 1, 2018, through February 28, 2027. Expenses borne and fees waived by First Trust are subject to recovery on a Fund class level, if applicable, by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place. These amounts are included in "Expenses previously waived or reimbursed" on the
Statement of Operations. The advisory fee waivers and expense reimbursements for the year ended October 31, 2017, and the expenses borne by First Trust subject to recovery were as follows:


                                                        EXPENSES SUBJECT TO RECOVERY
                                  -------------------------------------------------------------------------
ADVISORY FEE       EXPENSE          PERIOD ENDED         YEAR ENDED          YEAR ENDED
   WAIVER       REIMBURSEMENTS    OCTOBER 31, 2015    OCTOBER 31, 2016    OCTOBER 31, 2017       TOTAL
------------    --------------    ----------------    ----------------    ----------------   --------------
$    --           $    --             $11,894            $     --            $     --           $11,894


BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent,
BNYM IS is responsible for maintaining shareholder records for the Fund. The
Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the
Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York
Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                                                                         Page 35


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2017

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:


                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2017                  OCTOBER 31, 2016

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                     2,166,955    $  43,330,998        1,404,733    $  27,590,019
     Class C                       319,712        6,399,722          281,113        5,492,853
     Class I                     4,110,531       82,410,452        2,547,774       49,907,640
                                ----------    -------------       ----------    -------------
Total Sales:                     6,597,198    $ 132,141,172        4,233,620    $  82,990,512
                                ==========    =============       ==========    =============

Dividend Reinvestment:

     Class A                       131,419    $   2,634,908           97,760    $   1,914,417
     Class C                        38,599          772,980           41,163          805,286
     Class I                       270,729        5,428,480          214,036        4,193,405
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:       440,747    $   8,836,368          352,959    $   6,913,108
                                ==========    =============       ==========    =============

Redemptions:

     Class A                    (1,461,890)   $ (29,289,205)      (1,410,230)   $ (27,208,886)
     Class C                      (332,438)      (6,639,313)        (399,642)      (7,806,593)
     Class I                    (3,071,873)     (61,717,499)      (2,347,504)     (45,454,021)
                                ----------    -------------       ----------    -------------
Total Redemptions:              (4,866,201)   $ (97,646,017)      (4,157,376)   $ (80,469,500)
                                ==========    =============       ==========    =============


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2017, were $255,159,446 and
$216,129,067, respectively.

                                 6. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Variable Insurance
Trust and First Trust Exchange-Traded Fund IV, has a $200 million Credit
Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. Prior to February 3, 2017, the BNYM
Line of Credit was $135 million. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that have access to the BNYM Line of Credit. These fees are reflected on the
Statement of Operations in the Commitment fees line item. To the extent that the
Fund accesses the BNYM Line of Credit, there would also be an interest fee charged. As of October 31, 2017, the Fund did not have any outstanding borrowings under the BNYM Line of Credit.

                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse and compensate First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SHORT DURATION HIGH
INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First
Trust Short Duration High Income Fund (the "Fund"), a series of the First Trust
Series Fund, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First
Trust Short Duration High Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2017

                                                                         Page 37


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the
Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov;
and (4) for review and copying at the SEC's Public Reference Room ("PRR") in
Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended
October 31, 2017, that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain, if applicable)
distributions made by the Fund during the period ended October 31, 2017, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. THE FOLLOWING SUMMARIZES SOME, BUT NOT ALL,
OF THE RISKS THAT SHOULD BE CONSIDERED FOR THE FUND. FOR ADDITIONAL INFORMATION
ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER FUND
REGULATORY FILINGS.

BANK LOANS RISK: An investment in bank loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans, in which the Fund invests, are usually rated below-investment grade but may also be unrated. As a result, the risks associated with these loans are similar to the risks of below-investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks in this report, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

CALL RISK: If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

CREDIT RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high-yield or "junk" debt. Such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK: Because the Fund's net asset value ("NAV") is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S.
dollar, even if the local currency value of the Fund's holdings goes up.

CYBER SECURITY RISK: As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

HIGH-YIELD SECURITIES RISK: High-yield securities, or "junk bonds," are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High-yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio may decline as the Fund generally holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset every 30 to 90 days.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity.
Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by
Fund shareholders.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the
Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK: Market risk is the risk that a particular security owned by the
Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation;
government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien loans, unsecured loans and other debt securities are subject to many of the same risks that affect Senior Loans; however they are often unsecured and/or lower in the issuer's capital structure than Senior Loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments.
Additionally, most fixed income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

PREPAYMENT RISK: Loans and other fixed income investments are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

                                                                         Page 39


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Series Fund (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") between the Trust, on behalf of the First Trust Short Duration High Income Fund (the "Fund"), and First Trust
Advisors L.P. (the "Advisor" or "First Trust") for a one-year period ending June
30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the
Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP");
and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June
12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the
Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The
Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the
Fund's advisory fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund, and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor's
Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments and considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board's prior meetings with members of the Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance
Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the
Advisor and considered that it includes a robust program for monitoring the
Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the
First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the
Fund consistent with its investment objectives and policies.

The Board considered the advisory fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense caps for each share class through February
28, 2019 and agreed to keep the long-term expense cap in place from March 1,
2019 through February 28, 2028. The Board noted that fees waived or expenses borne by the Advisor are subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fees were waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time of the reimbursement or at the time the expenses were borne or the fees were waived by the Advisor. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund and non-fund clients, as applicable. Based on the information provided, the Board noted that the advisory fee rate payable by the Fund was above the median advisory fee of the peer funds


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

in the MPI Peer Group. The Board noted that the Fund's total (net) expense ratio
(Class A shares) was above the median of the MPI Peer Group. With respect to the
MPI Peer Group, the Board discussed with representatives of the Advisor how the
MPI Peer Group was assembled, and limitations in creating a relevant peer group for the Fund. The Board took these limitations into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.
In considering the advisory fee rate overall, the Board also considered the
Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to two benchmark indexes and a blended benchmark index. Based on the information provided, the Board noted that the Fund (Class A shares) underperformed the MPI Peer Group average, the benchmark indexes and the blended benchmark index for the one- and three-year periods ended December 31, 2016. The Board noted information provided by the
Advisor on reasons for the Fund's underperformance.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December
31, 2016 and the estimated profitability level for the Fund calculated by the
Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable.
In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that First
Trust receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted
that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                                                         Page 41


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                 FUND COMPLEX       HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF              PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
   POSITION WITH THE TRUST           SERVICE                  DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician, Officer, Wheaton Orthopedics;         151         None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Trust       Limited Partnership (June 1992 to
  Suite 400                       Inception         December 2016); Member, Sportsmed
Wheaton, IL 60187                                   LLC (April 2007 to November 2015)
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.           151         Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Trust                                                                    Inc., ADM
  Suite 400                       Inception                                                                      Investor Services
Wheaton, IL 60187                                                                                                International,
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial           151         Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                   Company of
120 E. Liberty Drive,           o Since Trust                                                                    Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating            151         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Trust       Harapan Educational Foundation                               Transport, Inc.
  Suite 400                       Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products
                                                    and Services); President (June 2002 to
                                                    June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust             151         None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Trust       Chairman of the Board of Directors,
  Suite 400                       Inception         L.P.; BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)


                              POSITION AND            TERM OF OFFICE
    NAME, ADDRESS               OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief        o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                 (January 2016 to Present), Controller (January 2011
  Suite 400                                        o Since January 2016   to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                         to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                             Trust Portfolios L.P. Chief Financial Officer
                                                                          (January 2016 to Present), BondWave LLC (Software
                                                                          Development Company) and Stonebridge Advisors LLC
                                                                          (Investment Advisor)

Donald P. Swade         Treasurer, Chief           o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Financial Officer and                             President (April 2012 to July 2016), First Trust
  Suite 400             Chief Accounting Officer   o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72

W. Scott Jardine        Secretary and Chief        o Indefinite Term      General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                     Trust Portfolios L.P.; Secretary and General Counsel,
  Suite 400                                        o Since Trust          BondWave LLC; Secretary of Stonebridge Advisors LLC
Wheaton, IL 60187                                    Inception
D.O.B.: 05/60

Daniel J. Lindquist     Vice President             o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                     First Trust Portfolios L.P.
  Suite 400                                        o Since Trust
Wheaton, IL 60187                                    Inception
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance           o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   Officer and                                       and First Trust Portfolios L.P.
  Suite 400             Assistant Secretary        o Since Trust
Wheaton, IL 60187                                    Inception
D.O.B.: 12/66


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 43


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2017 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


First Trust AQA® Equity Fund

Annual Report

October 31, 2017

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust AQA® Equity Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at http://www.ftportfolios.com.

How to Read This Report

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Hilliard Lyons are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter

First Trust AQA® Equity Fund

Annual Letter from the Chairman and CEO

October 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust AQA® Equity Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500® Index (the “Index”) posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017, is the second longest in history. While we are optimistic about the U.S. economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

James A. Bowen

Chairman of the Board of Trustees

Chief Executive Officer of First Trust Advisors L.P.

First Trust AQA® Equity Fund

“AT A GLANCE”

As of October 31, 2017 (Unaudited)

Fund Statistics

First Trust AQA® Equity Fund	Net Asset Value (NAV)
Class A (AQAAX)	$27.51
Class C (AQACX)	$27.13
Class I (AQAIX)	$27.42

Sector Allocation	% of Total Investments
Information Technology	26.6%
Consumer Discretionary	24.7
Industrials	24.2
Health Care	9.7
Financials	9.3
Consumer Staples	3.1
Energy	2.4

Total	100.0%

Top Ten Holdings	% of Total Investments
Cognex Corp.	5.3%
ABIOMED, Inc.	4.4
Trex Co., Inc.	4.3
Monolithic Power Systems, Inc.	4.3
Saia, Inc.	3.8
MSCI, Inc.	3.8
Dana, Inc.	3.7
Wabash National Corp.	3.7
KB Home	3.7
Old Dominion Freight Line, Inc.	3.4

Total	40.4%

First Trust AQA® Equity Fund

“AT A GLANCE” (Continued)

As of October 31, 2017 (Unaudited)

Performance of a $10,000 Investment

This chart compares your Fund’s Class I performance to that of the Russell 3000® Value Index and the Russell 3000® Index from 11/10/2015 through 10/31/2017.

Performance as of October 31, 2017

	Class A Inception 11/10/2015		Class C Inception 11/10/2015		Class I Inception 11/10/2015	Russell 3000® Value Index*	Russell 3000® Index*
	w/o sales charge	w/ max 5.50% sales charge	w/o sales charge	w/ max 1.00% contingent deferred sales charge	w/o sales charge	w/o sales charges	w/o sales charges
Cumulative Total Returns
1 Year	36.26%	28.77%	35.25%	34.25%	36.58%	18.30%	23.98%
Average Annual Total Returns
Since Inception	18.22%	14.88%	17.40%	17.40%	18.01%	12.07%	13.65%

*	Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

Portfolio Commentary

First Trust AQA® Equity Fund

Annual Report

October 31, 2017 (Unaudited)

Advisor

First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust AQA® Equity Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Sub-Advisor

J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment adviser located in Louisville, Kentucky. Hilliard Lyons manages the Fund using its proprietary quantitative methodology called the Automated Quantitative Analysis (“AQA®”) program.

Portfolio Management Team

Alan Morel – Senior Vice President, Senior Portfolio Manager of Hilliard Lyons

Cory Gerkin, CFA – Portfolio Manager of Hilliard Lyons

Commentary

Market Recap

The 12-month period ended October 31, 2017 was anchored by the U.S. Presidential election in 2016, from which time the broader S&P 500® Index rose by 24.5%. Without too much legislation to warrant this upward valuation, we believe the new administration’s promise of less Federal legislation and lower corporate and personal taxes has emboldened businesses to invest and hire. Higher household net worth generated by lower unemployment, rising housing prices and increased stock prices have increased consumer spending. The underlying net worth of stocks (increase in net retained earnings) in the Fund rose 15.5% in 2016, and through the second quarter of 2017, rose another 12.5%.

Performance Analysis

Class I shares of the Fund generated a total return of 36.58% during the 12-month period ended October 31, 2017, versus the Russell 3000® Value Index (the “Benchmark”) and the Russell 3000® Index appreciation of 18.30% and 23.98%, respectively. The Fund was most heavily weighted toward the Information Technology (26.58%), Consumer Discretionary (24.71%), and Industrials (24.21%) sectors.

The Fund’s top 10 holdings represented 40.4% of the portfolio, and our bottom ten performers were 14.91% of the portfolio. Allocation of resources within the portfolio are set at the median of the portfolio for the initial purchase of a stock; thereafter, stock price movement alone determines the percentage of the portfolio represented by each stock in the portfolio. Within our best performing sector, Industrials, transportation-related companies contributed the majority of the gain. In the Industrial sector, Cognex Corp (CGNX), a major supplier of recognition software to Apple (AAPL), was the best performer for the last 12 months (138.8%) and represents the Fund’s largest holding at 5.34% of the portfolio. At the other end of the scale, Bed, Bath and Beyond (BBBY) fell 50.23%, and at 0.85% of the portfolio is the Fund’s smallest holding. BBBY has been a major casualty of the ‘Amazon effect’ on retailers.

The AQA investment process is driven only by financial performance and price. Net worth generated by financial performance is the dependent variable, and price is the independent variable. Discrepancies between the two indicate a level of under or over-valuation for a stock relative to all other stocks in our universe of S&P 500® Indexed companies. Undervalued stocks eligible for inclusion in the Fund are not selected on the basis of product, industry, or sector. If there are well managed companies that are out of favor in an industry or in a sector itself out of favor with investors, then those sectors and industries will, by default, be more heavily weighted in the portfolio at that time.

There are statistical techniques that allow quantification of the comparative effect of sector weighting for the portfolio and its benchmark. In the last 12 months, the coincidence of Fund performance with Benchmark performance determined largely by matching weightings (the sector allocation effect), has been negligible. By contrast, the Fund’s performance by sector has corresponded well with the individual performance of stocks within that sector (the sector interaction effect): portfolio return (+63.65%) for stocks in the industrial sector (representing 24.20% of the portfolio), and portfolio return (+51.17%) for stocks in the Information Technology sector (representing 26.60% of the portfolio, indicate the advantage gained by the Fund. Superior performing stocks (the stock selection effect) are additionally benefitted by recognition in the marketplace of a previously undervalued sector.

Statistically, value added by the AQA investment process through the allocation effect (0.06 percentage points), the interaction effect (10.58 percentage points), and the selection effect (10.38 percentage points), indicate a total value added to the main benchmark performance by the AQA investment process, of 21.02 percentage points over the last twelve months. These figures reflect comparisons between the Fund and the Benchmark.

Portfolio Commentary (Continued)

First Trust AQA® Equity Fund

Annual Report

October 31, 2017 (Unaudited)

Market and Fund Outlook

We did not foresee the onset of the ‘Trump rally’, and we cannot predict its inevitable end. The market exists as a trading place. The day to day movement of stock prices is a mystery to us; to suppose that our view over a longer term would be any less of a mystery would be a mistake.

For the Fund and its ever-changing portfolio of stocks, we are confident that the selection process in place ensures that each stock entering the portfolio is equally undervalued at the point of its inclusion. We are equally sanguine that the recognition process of the value that exists in each of these stocks will be recognized over time, if that value and its rate of growth is maintained. A portfolio turnover rate of 57% in fiscal year 2016 and 38% in fiscal year 2017 indicates that there is a gradual replenishment of undervalued stocks into the portfolio and stocks, whose value has been recognized, are sold. This encourages us to believe that the current portfolio is close to the average level of undervaluation present in the portfolio of one year ago, even after an appreciation of 36.58%.

First Trust AQA® Equity Fund

Understanding Your Fund Expenses

October 31, 2017 (Unaudited)

As a shareholder of the First Trust AQA® Equity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

Actual Expenses

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017 - 10/31/2017 (a)	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017 - 10/31/2017 (a)	Annualized Expense Ratios (b)
Class A	$1,000.00	$1,150.10	$8.67	$1,000.00	$1,017.14	$8.13	1.60%
Class C	1,000.00	1,145.70	12.71	1,000.00	1,013.36	11.93	2.35
Class I	1,000.00	1,151.20	7.32	1,000.00	1,018.40	6.87	1.35

(a)	Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).
(b)	These expense ratios reflect expense caps.

First Trust AQA® Equity Fund

Portfolio of Investments

October 31, 2017

Shares	Description	Value
COMMON STOCKS – 100.2%

	Airlines – 4.2%
16,469	Delta Air Lines, Inc.	$823,944
18,839	Southwest Airlines Co.	1,014,669

		1,838,613

	Auto Components – 3.7%
53,039	Dana, Inc.	1,617,159

	Biotechnology – 1.6%
9,485	Gilead Sciences, Inc.	710,996

	Building Products – 4.3%
17,030	Trex Co., Inc. (a)	1,863,933

	Capital Markets – 9.3%
6,739	Affiliated Managers Group, Inc.	1,256,824
14,039	MSCI, Inc.	1,647,617
104,380	WisdomTree Investments, Inc.	1,157,574

		4,062,015

	Communications Equipment – 1.1%
11,386	Applied Optoelectronics, Inc. (a)	463,866

	Construction & Engineering – 2.4%
18,024	Jacobs Engineering Group, Inc.	1,049,177

	Electronic Equipment, Instruments & Components – 8.5%
18,917	Cognex Corp.	2,329,628
10,203	SYNNEX Corp.	1,376,181

		3,705,809

	Food Products – 1.9%
18,680	Cal-Maine Foods, Inc. (a)	840,600

	Health Care Equipment & Supplies – 6.3%
9,867	ABIOMED, Inc. (a)	1,903,542
9,687	Masimo Corp. (a)	850,131

		2,753,673

	Hotels, Restaurants & Leisure – 3.1%
46,796	Boyd Gaming Corp.	1,367,847

	Household Durables – 7.0%
58,101	KB Home	1,593,710
31,244	Toll Brothers, Inc.	1,438,474

		3,032,184

	Internet Software & Services – 1.8%
4,230	Facebook, Inc., Class A (a)	761,654

	IT Services – 5.1%
4,277	Alliance Data Systems Corp.	956,893

Shares	Description	Value
	IT Services (Continued)
16,827	Cognizant Technology Solutions Corp., Class A	$1,273,299

		2,230,192

	Leisure Products – 4.0%
84,657	Callaway Golf Co.	1,221,601
39,355	Nautilus, Inc. (a)	511,615

		1,733,216

	Machinery – 6.1%
32,449	Trinity Industries, Inc.	1,055,241
71,352	Wabash National Corp.	1,605,420

		2,660,661

	Media – 1.8%
29,388	Twenty-First Century Fox, Inc., Class A	768,496

	Multiline Retail – 2.1%
11,468	Dollar General Corp.	927,073

	Oil, Gas & Consumable Fuels – 2.5%
13,482	Valero Energy Corp.	1,063,595

	Pharmaceuticals – 1.7%
4,223	Allergan PLC	748,442

	Road & Rail – 7.2%
12,179	Old Dominion Freight Line, Inc.	1,475,242
25,664	Saia, Inc. (a)	1,663,027

		3,138,269

	Semiconductors & Semiconductor Equipment – 4.3%
15,206	Monolithic Power Systems, Inc.	1,850,114

	Software – 5.9%
34,806	Progress Software Corp.	1,473,338
60,685	TiVo Corp.	1,101,433

		2,574,771

	Specialty Retail – 0.9%
18,686	Bed Bath & Beyond, Inc.	371,851

	Textiles, Apparel & Luxury Goods – 2.2%
29,863	Skechers U.S.A., Inc., Class A (a)	953,227

	Tobacco – 1.2%
7,767	Altria Group, Inc.	498,797

	Total Investments – 100.2% (Cost $33,519,386) (b)	43,586,230
	Net Other Assets and Liabilities – (0.2)%	(89,698)

	Net Assets – 100.0%	$43,496,532

See Notes to Financial Statements	Page 7

First Trust AQA® Equity Fund

Portfolio of Investments (Continued)

October 31, 2017

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $33,533,484. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there as an excess of value over tax cost was $11,343,167 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,290,421. The net unrealized appreciation was $10,052,746.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$43,586,230	$43,586,230	$—	$—

*	See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Page 8	See Notes to Financial Statements

First Trust AQA® Equity Fund

Statement of Assets and Liabilities

October 31, 2017

ASSETS:
Investments, at value (Cost $33,519,386)	$43,586,230
Cash	432,020
Receivables:
Fund shares sold	112,540
Dividends	2,704
Prepaid expenses	33,099

Total Assets	44,166,593

LIABILITIES:
Payables:
Fund shares redeemed	520,324
Transfer agent fees	39,137
Audit and tax fees	28,001
Administrative fees	22,056
12b-1 distribution and service fees	20,108
Investment advisory fees	15,321
Printing fees	12,236
Custodian fees	3,727
Registration fees	3,457
Interest and fees on loan	3,076
Trustees’ fees and expenses	1,610
Financial reporting fees	770
Legal fees	238

Total Liabilities	670,061

NET ASSETS.	$43,496,532

NET ASSETS consist of:
Paid-in capital	$32,239,868
Par value	15,908
Accumulated net investment income (loss)	—
Accumulated net realized gain (loss) on investments	1,173,912
Net unrealized appreciation (depreciation) on investments	10,066,844

NET ASSETS	$43,496,532

Maximum Offering Price Per Share:

Class A Shares:
Net asset value and redemption price per share (Based on net assets of $22,116,794 and 803,929 shares of beneficial interest issued and outstanding)	$27.51
Maximum sales charge (5.50% of offering price)	1.60

Maximum offering price to public	$29.11

Class C Shares:
Net asset value and redemption price per share (Based on net assets of $18,369,909 and 677,066 shares of beneficial interest issued and outstanding)	$27.13

Class I Shares:
Net asset value and redemption price per share (Based on net assets of $3,009,829 and 109,783 shares of beneficial interest issued and outstanding)	$27.42

See Notes to Financial Statements	Page 9

First Trust AQA® Equity Fund

Statement of Operations

For the Year Ended October 31, 2017

INVESTMENT INCOME:
Dividends	$360,863
Interest	6,353

Total investment income	367,216

EXPENSES:
Investment advisory fees	355,980
12b-1 distribution and/or service fees:
Class A	39,002
Class C	171,838
Transfer agent fees	95,013
Administrative fees	54,258
Audit and tax fees	28,925
Custodian fees	24,469
Printing fees	23,311
Trustees’ fees and expenses	16,783
Financial reporting fees	9,250
Registration fees	8,216
Commitment fees	3,076
Listing expense	1,801
Legal fees	398
Other	(4,572)

Total expenses	827,748
Fees waived by the investment advisor	(136,315)

Net expenses	691,433

NET INVESTMENT INCOME (LOSS)	(324,217)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,500,421
Net change in unrealized appreciation (depreciation) on investments	9,308,457

NET REALIZED AND UNREALIZED GAIN (LOSS)	10,808,878

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,484,661

Page 10	See Notes to Financial Statements

First Trust AQA® Equity Fund

Statements of Changes in Net Assets

	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
OPERATIONS:
Net investment income (loss)	$(324,217)	$(118,406)
Net realized gain (loss)	1,500,421	462,605
Net change in unrealized appreciation (depreciation)	9,308,457	758,387

Net increase (decrease) in net assets resulting from operations	10,484,661	1,102,586

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A Shares	(136,704)	—
Class C Shares	(175,390)	—
Class I Shares	(34,397)	—

Total distributions to shareholders	(346,491)	—

CAPITAL TRANSACTIONS:
Proceeds from shares sold	17,450,833	25,528,862
Proceeds from shares reinvested	335,557	—
Redemptions of shares	(9,871,258)	(1,188,218)

Net increase (decrease) in net assets resulting from capital transactions	7,915,132	24,340,644

Total increase (decrease) in net assets	18,053,302	25,443,230

NET ASSETS:
Beginning of period	25,443,230	—

End of period	$43,496,532	$25,443,230

Accumulated net investment income (loss) at end of period	$—	$—

(a)	The Fund was initially seeded on November 9, 2015 and commenced operations on November 10, 2015.

See Notes to Financial Statements	Page 11

First Trust AQA® Equity Fund

Financial Highlights

For a share outstanding throughout each period

	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
Class A Shares
Net asset value, beginning of period	$20.42	$20.00

Income from investment operations:
Net investment income (loss) (b)	(0.14)	(0.08)
Net realized and unrealized gain (loss)	7.50	0.50

Total from investment operations	7.36	0.42

Distributions paid to shareholders from:
Net realized gain	(0.27)	—

Net asset value, end of period	$27.51	$20.42

Total return (c)	36.26%	2.10%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,117	$10,527
Ratio of total expenses to average net assets	1.91%	2.65	% (d)
Ratio of net expenses to average net assets	1.60%	1.60	% (d)
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.42	)% (d)
Portfolio turnover rate	38%	57%

(a)	Class A Shares were initially seeded on November 9, 2015 and commenced operations on November 10, 2015.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	Annualized.

Page 12	See Notes to Financial Statements

First Trust AQA® Equity Fund

Financial Highlights (Continued)

For a share outstanding throughout each period

	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
Class C Shares
Net asset value, beginning of period	$20.29	$20.00

Income from investment operations:
Net investment income (loss) (b)	(0.31)	(0.23)
Net realized and unrealized gain (loss)	7.42	0.52

Total from investment operations	7.11	0.29

Distributions paid to shareholders from:
Net realized gain	(0.27)	—

Net asset value, end of period	$27.13	$20.29

Total return (c)	35.25%	1.45%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,370	$12,416
Ratio of total expenses to average net assets	2.72%	3.48	% (d)
Ratio of net expenses to average net assets	2.35%	2.35	% (d)
Ratio of net investment income (loss) to average net assets	(1.31)%	(1.17	)% (d)
Portfolio turnover rate	38%	57%

(a)	Class C Shares were initially seeded on November 9, 2015 and commenced operations on November 10, 2015.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	Annualized.

See Notes to Financial Statements	Page 13

First Trust AQA® Equity Fund

Financial Highlights (Continued)

For a share outstanding throughout each period

	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
Class I Shares
Net asset value, beginning of period	$20.30	$20.00

Income from investment operations:
Net investment income (loss) (b)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	7.46	0.33

Total from investment operations	7.39	0.30

Distributions paid to shareholders from:
Net realized gain	(0.27)	—

Net asset value, end of period	$27.42	$20.30

Total return (c)	36.58%	1.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,010	$2,500
Ratio of total expenses to average net assets	2.22%	3.08	% (d)
Ratio of net expenses to average net assets	1.35%	1.35	% (d)
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.15	)% (d)
Portfolio turnover rate	38%	57%

(a)	Class I Shares were initially seeded on November 9, 2015 and commenced operations on November 10, 2015.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(d)	Annualized.

Page 14	See Notes to Financial Statements

Notes to Financial Statements

First Trust AQA® Equity Fund

October 31, 2017

1. Organization

First Trust AQA® Equity Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund’s investment objective is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities (specifically, common stocks) of U.S. companies. First Trust Advisors L.P. (“First Trust” or the “Advisor”) typically selects common stocks for investment by the Fund using information produced by a proprietary quantitative methodology developed by the Fund’s sub-advisor called the Automated Quantitative Analysis (“AQA®”) program. In general, the stocks chosen for investment by the Fund are those considered by AQA® to be the most undervalued at the time the portfolio was selected based on a set of pre-determined proprietary screens and evaluations.

2. Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time.The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust, in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would

Notes to Financial Statements (Continued)

First Trust AQA® Equity Fund

October 31, 2017

appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the type of security;

2)	the size of the holding;

3)	the initial cost of the security;

4)	transactions in comparable securities;

5)	price quotes from dealers and/or third-party pricing services;

6)	relationships among various securities;

7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

8)	an analysis of the issuer’s financial statements; and

9)	the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

•	Quoted prices for similar investments in active markets.

•	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

•	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2017, is included with the Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

C. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the fiscal year ended October 31, 2017, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $324,217 and a decrease in accumulated net realized gain (loss) on investments of $324,217. Net assets were not affected by this reclassification.

Notes to Financial Statements (Continued)

First Trust AQA® Equity Fund

October 31, 2017

The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2017, and the fiscal period ended October 31, 2016, was as follows:

Distributions paid from:	2017	2016
Ordinary income	$346,491	$—
Capital gain	—	—
Return of capital	—	—

As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income	$187,157
Undistributed capital gains	1,000,853

Total Undistributed Earnings	1,188,010
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	10,052,746

Total accumulated earnings	11,240,756
Other	—
Paid-in capital	32,255,776

Total net assets	$43,496,532

D. Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the year ended October 31, 2017, the Fund did not defer any net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

E. Expenses

The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

F. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

Notes to Financial Statements (Continued)

First Trust AQA® Equity Fund

October 31, 2017

G. New Accounting Pronouncement

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons” or the “Sub-Advisor”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.

First Trust and Hilliard Lyons have agreed to waive fees and reimburse Fund expenses to the extent necessary to prevent the total annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2019, and then from exceeding 1.70% from March 1, 2019 to February 28, 2028 (the “Expense Cap Termination Date”) . Expenses borne and fees waived by First Trust and Hilliard Lyons are subject to recovery on a Fund class level, if applicable, by First Trust and Hilliard Lyons for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2017, and the expenses borne by First Trust and Hilliard Lyons subject to recovery were as follows:

Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Period Ended October 31, 2016	Year Ended October 31, 2017	Total
$ 136,315	$ —	$ 183,866	$ 136,315	$ 320,181

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.

BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)

First Trust AQA® Equity Fund

October 31, 2017

4. Capital Share Transactions

Capital transactions were as follows:

	Year Ended		Period Ended
	October 31, 2017		October 31, 2016
	Shares	Value	Shares	Value
Sales:
Class A	462,184	$11,181,772	531,588	$10,344,389
Class C	251,766	5,835,596	628,518	12,270,092
Class I	18,828	433,465	149,057	2,914,381

Total Sales	732,778	$17,450,833	1,309,163	$25,528,862

Dividend Reinvestment:
Class A	5,645	$132,534	—	$—
Class C	7,273	169,472	—	—
Class I	1,437	33,551	—	—

Total Dividend Reinvestment	14,355	$335,557	—	$—

Redemptions:
Class A	(179,401)	$(4,388,385)	(16,087)	$(313,316)
Class C	(193,883)	(4,691,632)	(16,608)	(338,194)
Class I	(33,649)	(791,241)	(25,890)	(536,708)

Total Redemptions	(406,933)	$(9,871,258)	(58,585)	$(1,188,218)

5. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2017, were $21,248,408 and $13,109,640, respectively.

6. Distribution and Service Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.

7. Borrowings

Effective October 17, 2017, the Fund was added to a $220 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the period ended October 31, 2017.

8. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of First Trust AQA® Equity Fund:

We have audited the accompanying statement of assets and liabilities of First Trust AQA® Equity Fund (the “Fund”), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund’s custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust AQA® Equity Fund as of October 31, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 20, 2017

Additional Information

First Trust AQA® Equity Fund

October 31, 2017 (Unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website located at http://www.ftportfolios.com; (3) on the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Tax Information

The Fund hereby designates as qualified dividend income 52.82% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2017. 52.82% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2017, qualify for corporate dividends received deduction available to corporate shareholders.

Risk Considerations

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other Fund regulatory filings.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those that are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

LIQUIDITY RISK. The Fund invests in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the market for such security. The prices at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Additional Information (Continued)

First Trust AQA® Equity Fund

October 31, 2017 (Unaudited)

MODEL RISK. The Fund relies heavily on a proprietary quantitative model that uses information and data supplied by third parties. When the model and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE INVESTING RISK. The Fund focuses its investments on securities that the proprietary quantitative model on which the Fund is based considers to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities are selected on the basis of an issuer’s business and economic fundamentals or a security’s current credit profile, relative to current market practice. Disciplined adherence to a “value” investment mandate during period in which that style is “out of favor” can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Advisory and Sub-Advisory Agreements

Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements

The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the First Trust AQA® Equity Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor” or “First Trust”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and J.J.B. Hilliard, W.L. Lyons, LLC (the “Sub-Advisor”) for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “MPI Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective as well as the perspective of the Fund’s shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s advisory fee.

Additional Information (Continued)

First Trust AQA® Equity Fund

October 31, 2017 (Unaudited)

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the April 24, 2017 meeting, the Board also received a presentation from representatives of the Sub-Advisor, including the portfolio managers, discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board considered that the Advisor and Sub-Advisor agreed to extend the current expense caps for each share class through February 28, 2019 and agreed to keep the long-term expense cap in place from March 1, 2019 through February 28, 2028. The Board noted that fees waived or expenses borne by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fees were waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time of the reimbursement or at the time the expenses were borne or the fees were waived by the Advisor and Sub-Advisor. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, as well as limitations in creating a relevant peer group for the Fund, including that (i) all but one of the peer funds are larger than the Fund, which causes the Fund’s fixed expenses to be higher on a percentage basis as compared to the larger peer funds, and some of the peer funds are part of a larger fund complex that may allow for additional economies of scale, and (ii) most of the peer funds do not employ an advisor/sub-advisor management structure with an unaffiliated sub-advisor. The Board took these limitations into account in considering the peer data. Based on the information provided, the Board noted that the advisory fee rate payable by the Fund was above the median advisory fee of the peer funds in the MPI Peer Group. The Board noted that the Fund’s total (net) expense ratio (Class A shares) was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2016 to the performance of the MPI Peer Group and to that of two benchmark indexes. Based on the information provided, the Board noted that the Fund (Class A shares) outperformed the MPI Peer Group average and both benchmark indexes for the one-year period ended December 31, 2016.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as

Additional Information (Continued)

First Trust AQA® Equity Fund

October 31, 2017

complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that First Trust receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered that many of the Sub-Advisor’s costs are fixed, but that the Sub-Advisor does not believe it is currently experiencing any economies of scale with respect to the Fund. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund. The Board noted the Sub-Advisor’s statements that portfolio trades for the Fund have been and would continue to be done at no commission charge to the Fund and that the Sub-Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers

First Trust AQA® Equity Fund

October 31, 2017 (Unaudited)

The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge,

upon request, by calling (800) 988-5891.

Name, Address, Date of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 04/51	• Indefinite Term • Since Trust Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	151	None

Thomas R. Kadlec, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/57	• Indefinite Term • Since Trust Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	151	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association

Robert F. Keith, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/56	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	151	Director of Trust Company of Illinois

Niel B. Nielson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 03/54	• Indefinite Term • Since Trust Inception	Managing Director and Chief Operating Officer (January 2015 to Present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services); President (June 2002 to June 2012), Covenant College	151	Director of Covenant Transport, Inc. (May 2003 to May 2014)

INTERESTED TRUSTEE

James A. Bowen(1), Trustee and Chairman of the Board 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 09/55	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	151	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)

First Trust AQA® Equity Fund

October 31, 2017 (Unaudited)

Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)

James M. Dykas 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 01/66	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) (January 2016 to Present) and Stonebridge Advisors LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 08/72	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 05/60	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B: 02/70	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 12/66	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Trust Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy

First Trust AQA® Equity Fund

October 31, 2017 (Unaudited)

Privacy Policy

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

•	Information about your transactions with us, our affiliates or others;

•	Information we receive from your inquiries by mail, e-mail or telephone; and

•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

Use of Web Analytics

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and Add This.

Confidentiality and Security

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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INVESTMENT ADVISOR

First Trust Advisors L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

ADMINISTRATOR, FUND ACCOUNTANT & CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19810

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP

111 W. Monroe Street

Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)   There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)   The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of
Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $133,000 for the fiscal year ended October 31, 2016 and $133,000 for the fiscal year ended October 31, 2017.

      Audit Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,000 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017. The 2016 audit-related fees reflect fees for auditing data after migration to new fund accounting software.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements, including conducting the seed audit and preparation of the seed audit consent, and are not reported under paragraph (a) of this Item were
$0 for the Investment Adviser and $0 for the Distributor for the fiscal year ended October 31, 2016 and $0 for the Investment Adviser and $0 for the
Distributor for the fiscal year ended October 31, 2017.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $15,200 for the fiscal year ended
October 31, 2016 and $19,200 for the fiscal year ended October 31, 2017.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the Investment Adviser and $0 for the Distributor for
the fiscal year ended October 31, 2016 and $0 for the Investment Adviser and $0
for the Distributor for the fiscal year ended October 31, 2017.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31,
2017.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the Investment
Adviser and $0 for the Distributor for the fiscal year ended October 31, 2016 and $0 for the Investment Adviser and $0 for the Distributor for the fiscal year ended October 31, 2017.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval
Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of
Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b)
through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:             Adviser and Distributor:
           -----------             ------------------------
             (b) 0%                         (b) 0%
             (c) 0%                         (c) 0%
             (d) 0%                         (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2016 were $15,950 for the registrant, $13,000 for the registrant's investment adviser, $31,500 for the registrant's distributor and
$3,000 for Stonebridge Advisors LLC, which is under common control with the registrant's investment adviser and serves as the registrant's sub-advisor for the First Trust Preferred Securities and Income Fund ("Stonebridge"); and for
the fiscal year ended October 31, 2017 were $19,200 for the registrant, $44,000 for the registrant's investment adviser, $63,900 for the registrant's distributor and $3,000 for Stonebridge.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)   The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and
      Robert F. Keith.

ITEM 6. INVESTMENTS.

(a)   Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR
229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
      Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
      270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
      Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
      270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section
       302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section
       906 of the Sarbanes- Oxley Act of 2002 are attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                First Trust Series Fund
                   ------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 21, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 21, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 21, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.